Exhibit 10.25






                                     U.I.U.

                                 MASTER CONTRACT

                                October 15, 1994



                                       to



                                October 15, 1997

                                      INDEX

Article    Item                                         Page Number
                                                        -----------

I       RECOGNITION AND UNION SECURITY  . . . . . . . . . . . .  03

II      DISCIPLINARY PROCEDURE  . . . . . . . . . . . . . . . .  05

III     GRIEVANCE PROCEDURE AND ARBITRATION   . . . . . . . . .  08
IV      HOURS OF WORK AND PREMIUM PAY   . . . . . . . . . . . .  12
V       NO STRIKE - NO LOCKOUT  . . . . . . . . . . . . . . . .  16
VI      MANAGEMENT RIGHTS CLAUSE  . . . . . . . . . . . . . . .  16
VII     SENIORITY--LAYOFF AND RECALL  . . . . . . . . . . . . .  16
VIII    WAGES   . . . . . . . . . . . . . . . . . . . . . . . .  20
IX      STANDARD ALLOWED HOURS  . . . . . . . . . . . . . . . .  22
X       HOLIDAYS  . . . . . . . . . . . . . . . . . . . . . . .  29
XI      PAID VACATIONS  . . . . . . . . . . . . . . . . . . . .  31
XII     U.I.U PENSION TRUST   . . . . . . . . . . . . . . . . .  33
XIII    UIU HEALTH AND WELFARE FUND   . . . . . . . . . . . . .  35
XIV     JURY SERVICE  . . . . . . . . . . . . . . . . . . . . .  40
XV      BEREAVEMENT PAY   . . . . . . . . . . . . . . . . . . .  41
XVI     BULLETIN BOARDS   . . . . . . . . . . . . . . . . . . .  41
XVII    MILITARY CLAUSE   . . . . . . . . . . . . . . . . . . .  42
XVIII   PICKET LINE CLAUSE  . . . . . . . . . . . . . . . . . .  42
XIX     TRAINING PERIOD   . . . . . . . . . . . . . . . . . . .  43
XX      PAY DURING TREATMENT OF WORK-CONNECTED INJURIES   . . .  43
XXI     NON-DISCRIMINATION  . . . . . . . . . . . . . . . . . .  45

XXII    SAVING CLAUSE   . . . . . . . . . . . . . . . . . . . .  45

XXIII   EMPLOYEE BIRTHDAY PAY   . . . . . . . . . . . . . . . .  46

XXIV    DURATION AND TERMINATION  . . . . . . . . . . . . . . .  46

XXV     MISCELLANEOUS   . . . . . . . . . . . . . . . . . . . .  48

XXVI    SEVERANCE AND PLANT CLOSINGS  . . . . . . . . . . . . .  50

        SIGNATURES  . . . . . . . . . . . . . . . . . . . . . .  51

APPENDIX A DISCIPLINARY POLICY  . . . . . . . . . . . . . . . .  51

APPENDIX B AAA ARBITRATORS  . . . . . . . . . . . . . . . . . .  52

                      MASTER MULTI-PLANT WORKING AGREEMENT
                      ------------------------------------

     THIS AGREEMENT, entered into this 16th of October, 1994 by and between

SIMMONS COMPANY, a Delaware corporation, for and on behalf of its plants at

Atlanta, Columbus, Dallas, Piscataway, Jacksonville, Kansas City, and Los

Angeles, hereinafter referred to as the COMPANY,

                                       and



     THE UNITED STEEL WORKERS OF AMERICA, A.F.L., C.I.O., C.L.C. (UPHOLSTERY

INDUSTRIES DIVISION), through its Locals 63, 424, 422, 420, 425, 173, and 515 in the Atlanta, Columbus, Dallas, Piscataway, Jacksonville, Kansas City and Los

Angeles plants of the COMPANY, hereinafter referred to as the UNION.



                                   WITNESSETH

     NOW, THEREFORE, in consideration of the promises and of mutual covenants and AGREEMENTS of the parties hereinafter set forth, the parties do hereby agree as follows:



                                    ARTICLE I
                                    ---------

                         RECOGNITION AND UNION SECURITY

     1.01 The UNION and the COMPANY shall cooperate to promote the welfare of the COMPANY and efficiency of its factory operations. It is also the intention of the parties to provide an orderly procedure between the EMPLOYER and the

UNION and, therefore, all AGREEMENTs or understandings concerning hours, wages and working conditions between the EMPLOYER and the employees covered by this contract are to be made by the EMPLOYER with the UNION as the representative of said employees. No individual employee or group of employees, nor member of the

COMPANY shall have the authority to abridge or modify this AGREEMENT in any manner.

     1.02 Recognition. The COMPANY hereby recognizes the UNION as the sole and
          -----------

exclusive collective bargaining agent for all the COMPANY'S employees employed by it in connection with all its operations in the various plants covered by this MASTER MULTI-PLANT WORKING AGREEMENT, excluding executives, sales employees, office workers, supervisors, foremen, timekeepers and such other employees as may be excluded in the individual PLANT SUPPLEMENTS hereinafter described.



     1.03 UNION Security.
          --------------

          (a)  The COMPANY agrees that as a condition of employment all employees in the bargaining unit shall become members of the

               UNION after the thirtieth day of their employment or thirty (30)

               days after the execution date of this AGREEMENT, whichever is the later. All employees who become members of the UNION shall remain members of the UNION in good standing by proper tender of dues and initiation fees during the term of this AGREEMENT.



          (b)  The UNION agrees to accept into membership and make membership available to all employees upon the same terms and conditions generally applicable to other members without discrimination.



          (c)  Within five (5) days after receipt of written notice from the

               UNION that any employee has failed, pursuant to the terms of this

               Article, to tender payment of the regular dues and initiation fee uniformly required by the various locals, party to this

               AGREEMENT, as a condition of acquiring or retaining membership in the UNION, the COMPANY shall discontinue its employment of such employee. The COMPANY shall not be required by the UNION to discontinue the employment of any employee for any other reason.

          (d)  Upon demand by the UNION that an employee be discharged because he is delinquent in the payment of his regular dues or initiation fee, the COMPANY shall promptly notify the employee that his discharge has been demanded and the employee shall have a

               reasonable time as determined by the UNION in which to rectify the matter before the discharge is placed in effect. If the discharge of an employee is effected by the request of the UNION pursuant to paragraphs a, b, c and d of this section, the UNION agrees to indemnify the COMPANY from any final determination of liability for this action if, prior to the discharge, the COMPANY sends an Overnight letter to the Director of Upholstery

               Industries Division notifying him of the requested discharge.

               Failure of the International President to respond by Overnight mail within five (5) days will be deemed concurrence with the local UNION request.



          (e)  The COMPANY shall have the exclusive right to hire and shall be the sole judge of the requirements and qualifications of each applicant until the completion of the probationary period set forth in the LOCAL PLANT SUPPLEMENTS.



          (f)  The provisions of this section shall be applicable only to the extent permitted by applicable state and federal legislation.



          (g)  No UNION member in any of the following plants: Atlanta,

               Jacksonville, Dallas, Los Angeles, Kansas City, Columbus,

               Piscataway, shall be compelled to train employees of a non-UNION shop.


     1.04 Check-Off.  Upon written individual voluntary authorization by each
          ---------

employee and subject to the requirements of any applicable local, state or federal law, membership dues and initiation fees of the UNION as authorized and approved by the United Steel Workers UNION Executive Board due and unpaid shall be deducted from the wages of all employees covered by this

AGREEMENT and remitted by the COMPANY each and every month to the International

Treasurer. This article or any section thereof shall not be operative where prohibited by state law.



     The UNION agrees that it will indemnify and save the COMPANY harmless from any and all liability, claim, responsibility, damage, or suit which may arise out of any action taken by the COMPANY in accordance with the terms of this

Article or in reliance upon the authorization mentioned herein.



     1.05 The contract consists of the MASTER AGREEMENT, the PROCEDURES CONTRACT and the individual LOCAL PLANT SUPPLEMENT.



                                   ARTICLE II
                                   ----------

                             DISCIPLINARY PROCEDURE
                             ----------------------



     2.01 The COMPANY shall not discharge, suspend or otherwise discipline any employee except for just cause, except also as provided in Section 1.03 (e).



     2.02 In the event that disciplinary action involving loss of wages

(suspension and/or discharge) is taken against any employee, the employee involved must be given an interview concerning such disciplinary action, in which he must be represented by a Shop Steward or an officer of the UNION.



          The UNION representative will be informed prior to the disciplinary action being taken and must be given an opportunity (not to exceed fifteen (15)

minutes) to discuss the case with the affected employee and to participate in the interview with the COMPANY concerning the matter. The interview may be of very short duration and shall not be construed as part of the GRIEVANCE

PROCEDURE, as described in Article III of this AGREEMENT, inasmuch as the primary function of the interview is to make certain that a UNION representative is aware of the discipline and that the employee knows precisely what he or she is disciplined for.

          In cases of physical altercation or where the employee is not on

COMPANY premises at the time of the disciplinary action, the interview will be dispensed with.



          A discharged employee shall be entitled to a hearing before the

COMPANY PLANT LABOR RELATIONS COMMITTEE at 10 a.m. on the day following his discharge, provided the employee is notified of the hearing and is physically able to attend, at which time the merits of the case will be discussed between the UNION and the COMPANY.



          In the event an employee is unable to attend or the UNION is unable to find such employee, the hearing may be held in abeyance for a period of one (1)

week. If the hearing is delayed because of unavailability of the employee, the

EMPLOYER is not liable for any wages during such period.



     2.03 No employee acting in the capacity of a UNION OFFICER or UNION

REPRESENTATIVE shall be disciplined for carrying out in good faith his duties under the provisions of this AGREEMENT or as permitted by applicable law.



     2.04 Once an individual is reprimanded and the offense is not committed again for a period of 12 months, the employee shall be considered to have corrected himself. This shall not include such serious offenses as no-strike clause violations, insubordination, stealing, cheating, physical assault,

damaging COMPANY property and poor quality.

                                   ARTICLE III
                                   -----------

                       GRIEVANCE AND ARBITRATION PROCEDURE
                       -----------------------------------


     3.01 - GRIEVANCE PROCEDURE

          A.   It is the intent of the parties to this Agreement that the grievance procedure hereby established shall serve as a means for the prompt disposition and amicable settlement of such grievances as may arise between the Company and its employees or the Company and the Union.



               A grievance is defined as any dispute (excluding discharges for those employees in probationary period) between the Company and employee(s) or between the Company and the Union over the

               application, interpretation, or alleged  violation of an  express provision of this Agreement, where applicable.



          B.   Should any grievance arise between the Company and any of the

               Company's employees involving a work assignment, the employee involved shall continue to perform the assignment in question while the grievance is being processed unless it will endanger his life, limb, or safety, or that of other employees or where the contract expressly disavows cessation of such assignment.



          C.   The aggrieved employee may discuss the matter with the employee's immediate supervisor and union representative if requested. Any resolution by the supervisor or steward shall not act as a precedent in future cases.



     3.02 - GRIEVANCES - STEP 1

            If the grievance is not settled in verbal discussion described in

Section 1 (C)above, the grievance shall be reduced to writing on forms to be made available for such purpose, with each form signed and dated by the aggrieved employee and/or his designated Union

Representative. The designated Union Representative shall present the grievance form to the supervisor within five (5) working days from the date of the occurrence or knowledge of occurrence. The grievance shall specify the incident involved, the facts or alleged facts relied upon to support the contention of the employee, the section of this Agreement relied upon, where applicable, the interpretation requested by the grievant; and shall show on its face the date of the incident. The supervisor has (2) work days to answer.



     3.03 - GRIEVANCES - STEP 2



     A grievance not settled at Step 1 shall be presented to the Operations

Manager and/or the Human Resource Manager within three (3) work days from the

Step 1 answer. The Operations Manager and/or Human Resource Manager within two days shall meet and discuss the matter with the employee and a union representative. The Operations Manager and/or Human Resource Manager shall then have three (3) work days to answer.



     3.04 - GRIEVANCES - STEP 3

         If a settlement is not obtained in Step 2, the grievance shall be referred to the Company's Vice President-Human Resources, or his designated representative as Step 3 by the local union representative within five (5)

working days from the date of the reply under Step 2.  The International

Representative of the Union shall meet with the Company's Vice President-Human

Resources or the representative he designates, within a reasonable time (not to exceed thirty (30) calendar days). A written answer by the Company to the grievance considered at such meeting shall be given to the International

Representative of the Union within five (5) working days after such meeting.

          If an employee is needed as witness in the process of Step 1 or 2 by the Union, it is understood that any pay lost by the witness or others resulting from his/her absence from work will be reimbursed by the Union.



     3.05 - Failure on the part of either party to respond to any step within the grievance procedure within the time limits established by this article will resolve the grievance against the party failing to respond. Resolution by default, however, shall not establish a precedent for similar grievances. Time limits may be extended by mutual written agreement. Whenever time limits are set out in this Article, they shall be work days exclusive of Saturdays, Sundays,

and holidays recognized by this Agreement.



     3.06 - ARBITRATION OF DISPUTES.

          If the grievance is subject to arbitration as provided herein and all conditions in Section 1 above have been satisfied, including the applicable time limits, then the Union on behalf of the aggrieved employee or aggrieved employees may, within ten (10) calendar days of the Company's answer in Step 3,

file a written request to the Operations Manager or his designee that the grievance be submitted to arbitration for determination pursuant to this

Article.



     3.07 Within ten (10) calendar days after the Union files its written request for arbitration pursuant to Section 6 above, the Company or the Union may write either the Federal Mediation and Conciliation Service or the American

Arbitration Association to request that it submit a panel of seven (7)

arbitrators. The Union shall notify the Company of its first strike, and each party shall then alternately strike one name until only one name remains who shall be designated as the impartial arbitrator. Either party reserves the right to reject the entire panel prior to any striking of arbitrators and to request one additional panel of arbitrators per grievance.

          In the event the Union and the Company are unable to agree to a base rate on a new classification as provided for in Section 8.05, the dispute may be appealed to arbitration for determination by a qualified Time Study Arbitrator.



          Appeals under the Standard Allowed Hour Formula as described in

Article IX, if warranted, shall be carried to arbitration under the above described procedure; however, in this instance, the Impartial Chairman of the

Arbitration Board must be a qualified Time Study Engineer.



     3.08 - In interpreting and applying the provisions of this Agreement and in making findings of fact, the Arbitrator's interpretation and application must be in accord with the spirit and letter of this Agreement and any amendments thereto. The function of the Arbitrator shall be judicial rather than legislative in nature. No Arbitrator shall have the jurisdiction or authority to add to, take from, nullify, or modify any of the terms of this Agreement or any amendments or Letters of Understanding applicable thereto. In no event shall any of the Company's rights ever be deemed or construed to have been modified,

diminished, or impaired by any past practice or course of conduct except where contained in an express provision of this Agreement.



          The Arbitrator shall be bound by the facts and evidence submitted to him/her in the hearing and may not go beyond the terms of this Agreement in rendering his/her decision. No such decision may include or deal with any issue not directly involved in the grievance submitted to him/her or with any matter which is not expressly made subject to arbitration by the terms of this

Agreement. No decision of the Arbitrator shall require the payment of an hourly rate different from the applicable one negotiated by the parties and expressly set forth in this Agreement. The decision of the Arbitrator shall be in writing and such decision shall be final and binding upon the parties when rendered upon a matter within the authority of the Arbitrator and within the scope of the matters subject to arbitration as provided in this Agreement and in accordance with the procedures specified in this Agreement.

     3.09 - EXPEDITED ARBITRATION

          The Union or the Company may invoke the Expedited Grievance Procedure,

as distinguished from the ordinary Grievance Procedure, in the event an employee is discharged, suspended, disqualified from a job, disciplined for failure to meet production standards, loss or reduction of earnings or in the event there is a seniority dispute. Such request shall be asserted in writing, by next day mail, given to the other party. The party requesting the Expedited Grievance

Procedure shall immediately contact the American Arbitration Association headquarters (New York City) to request the first available Arbitrator from a

National pre-agreed panel of fifteen (15) arbitrators (see Appendix B, page 52)

who can hear the case within seven (7) calendar days.



          The Arbitrator shall hold an arbitration hearing as expeditiously as possible, but in no event later than seven (7) calendar days after receipt of said notice. The decision of the Arbitrator shall issue forthwith and in no event later than three (3) days after the conclusion of the hearing unless the grieving party agrees to waive this time limitation with respect to all or part of the relief requested. The Arbitrator's WRITTEN opinion will follow within thirty (30) days and such decision shall be final and binding on both parties.



          All costs for the hearing and service of the Arbitrator designated herein, or for any other person selected pursuant to the aforementioned procedure shall be borne by the parties jointly. Each party will bear the expense of its representatives and for the presentation of its own case.



                                   ARTICLE IV
                                   ----------

                          HOURS OF WORK AND PREMIUM PAY
                          -----------------------------

     4.01 Work Week.  For the purpose of computing overtime pay, eight (8) hours
          ---------

shall constitute a day's work; forty (40) hours, from Monday to Friday inclusive, shall constitute a week's work.

      4.02 (a) All authorized time worked before regular starting time and/or after regular quitting time including authorized time worked during the regular lunch period shall be paid at time and one-

               half, the average straight time hourly earnings as computed in

               Section 8.07 reflecting the earnings for the week in which the overtime is worked.



           (b) Anyone reporting to work after their regular starting time will receive overtime pay only upon completion of eight (8) hours work.



     4.03 All work on Saturday as such will be paid at time and one-half. Also,

double time will be paid for all work performed on Sunday except in the case of any shift beginning in the preceding day and continuing into Sunday. Double time shall be paid to employees who are scheduled to work and perform work on a holiday.



     4.04 Employees must be available for all work as scheduled, regular or overtime. An employee who did not receive notice of overtime on his or her previous shift worked shall not be compelled to work overtime on that particular day (except for those employees on vacation or approved leave of absence).

Employees who have a valid reason may be excused by management from working regular or overtime work at any particular time.



          (a)  Overtime. Except for plant security, continuous shift operations,
               --------

               emergency, or maintenance, the COMPANY will not require

               production employees to work in excess of 10 hours per day on

               Monday, Tuesday, Wednesday, and Thursday, 8 hours on Friday,

               and/or in excess of 8 hours on Saturday, provided, however, that no employee will be compelled to work more than two consecutive

               Saturdays, except for the five (5) months listed in the local.

               Work in excess of 8 hours on Friday will be addressed in each

               LOCAL PLANT SUPPLEMENT.

               In those five (5) months listed in the local, employees shall be available for Saturday work when production schedules so require.

               A tentative schedule for these five (5) months will be given by

               December 15th. In the event any of these five months need to be changed, a sixty (60) day notice will be given.



          (b)  During the months described above the local plant UNION committee and the Operations Managers have the authority to agree to further enhance the varying starting times for selected

               operations in order to satisfy the scheduling needs for quick turn deliveries as well as to further ensure prompt delivery to customers.  Three (3) days notice is also required for such change. (Except Los Angeles).



          (c)  Production on Sundays and holidays and in excess of the hours described in (a) above may be performed by volunteers but will not be mandatory.



          (d)  If a holiday falls on Friday, then Saturday work shall be performed by volunteers.



     4.05 There shall be no pyramiding of any premium or overtime pay under this

AGREEMENT for the same hours worked. Where one or more premiums or overtime rate is payable, the single higher rate shall be paid.



     4.06 Lunch Period. Each LOCAL PLANT SUPPLEMENT shall provide for at least
          ------------

thirty (30) minutes per day for a lunch period without pay, except when three

(3) shifts operate in which event LOCAL PLANT SUPPLEMENTS shall govern.



     4.07 Rest Period. Each LOCAL PLANT SUPPLEMENT will spell out the time and
          -----------
amount of any existing rest periods.

     4.08 (a)  Shift Schedule. The shift schedule language described in the
               --------------

               various LOCAL PLANT SUPPLEMENTS will be modified to permit local plant management to vary the starting time one hour either before or after the described normal starting time for those operations needed to balance the flow of work without penalty of overtime premium. The COMPANY is required to give three (3) calendar days notice of such change in writing to the UNION as well as posting such on the Bulletin Board and giving notice to the individual involved. Failure to give three (3) days notice for shift varying times will not release the COMPANY from payment of overtime premium pay.



     4.08 (b)  When it is necessary to temporarily assign an employee, or group of employees from a permanent shift assignment to take care of customer demands, the UNION may mutually agree with the COMPANY to the adjustment of shift hours and reasonable notice

               ("Reasonable" means by the end of the prior working day) will be given to the employee(s) involved without penalty of overtime premium. Article 4.08 does not apply to Los Angeles.



     4.09 Shift Premiums. Employees assigned to work on the second or third
          --------------

shift shall be paid a shift premium of twenty (20) cents per hour.



     4.10 Reporting Pay.  When an employee reports for work at the regular
          -------------

starting time of his shift without previous notice not to report and his regular work is not available for him, he will receive a minimum of four (4) hours work or pay, provided, however, that at the COMPANY'S option, he/she may be assigned to another job for any portion of said four (4) hours, in which event he will be paid at Average Rate as computed in Section 8.07 for whatever time is spent at that job. The COMPANY shall have no liability regarding the above paragraph in the event of a breakdown of power outside of plant or if inside of plant and not maintained by the COMPANY, a general plant fire, act of God, act of public enemy or because of conditions beyond the control of the COMPANY. (Except Los Angeles).

                                    ARTICLE V
                                    ---------

                             NO STRIKE - NO LOCKOUT
                             ----------------------

     5.01 Neither the UNION nor any of the employees in the bargaining unit covered by this AGREEMENT will collectively, concertedly or individually encourage, engage in or participate in, directly or indirectly, any strike,

deliberate slowdown, stoppage or other interference with production of work during the term of this AGREEMENT; and the COMPANY during the term of this

AGREEMENT will not lock out any of the employees covered by this AGREEMENT.



                                   ARTICLE VI
                                   ----------

                            MANAGEMENT RIGHTS CLAUSE
                            ------------------------



     6.01 The UNION recognizes the right of the COMPANY to conduct its business,

to operate its plants and to direct the working forces in such manner as it sees fit but not inconsistent with the terms of this AGREEMENT and it is understood that the COMPANY retains all MANAGEMENT rights not specifically covered by this

AGREEMENT.



                                   ARTICLE VII
                                   -----------

                         SENIORITY -- LAYOFF AND RECALL
                         ------------------------------

     7.01 The COMPANY recognizes the principle of seniority among its employees and agrees that all layoffs occasioned by lack of work and recalls from layoff shall be by seniority as herein provided.



     7.02 (a)  New employees shall be considered probationary employees until they have completed the probationary period of 60 days. During the probationary period an employee may be discharged at the discretion of the COMPANY with or without cause.

               Any employee who completes his/her probationary period shall commence his/her seniority as of the date of employment and his/her seniority shall remain in full force and effect and shall accumulate thereafter until terminated, all as herein provided.

               No employee shall be required to serve more than one (1)

               probationary period, provided such employee is rehired within one year.  The COMPANY, however, retains the right to terminate such employee in the event he or she has not demonstrated the ability to successfully perform the job within 30 days of rehire.  This provision will not apply to recalls as defined in the MASTER

               Contract.



     7.03 Seniority shall continue and accumulate while the employee is continuously employed by the COMPANY and during the following periods of absence from work:

          (a)  Up to twelve (12) months in case of disability or illness.

          (b)  During the first twelve (12) months of layoff.

          (c)  During military service.

          (d)  When an employee is elected or appointed to a UNION office, such employee shall be given a leave of absence in writing for the term of his office or any renewal thereof. The UNION shall give the COMPANY two (2) weeks prior notice in such situation.

          (e)  The manner of return to employment shall be set forth in each

               LOCAL PLANT SUPPLEMENT.

          (f)  To be eligible for a leave of absence, an employee must have completed the probationary period provided in LOCAL PLANT

               SUPPLEMENTS and the leave must be in writing.



     7.04 Termination of Seniority. Seniority shall terminate for the following
          ------------------------
          reasons:

          (a)  When the employee resigns.

          (b)  When the employee is discharged for just cause.

          (c)  When the employee is laid off longer than twelve (12) months,

               except for right of recall as per Section 7.10.

          (d)  When the employee's absence due to disability or illness exceeds five (5) years.

          (e)  When an employee is recalled to work and does not return to work as provided in Section 7.11.

          (f)  If an employee falsifies any information given in connection with a leave of absence.

          (g)  The employee obtains employment while on an approved leave of absence.

     7.05 When increases or decreases in the working force become necessary they shall be made on the basis of seniority as set forth in the LOCAL PLANT

SUPPLEMENTS.



     7.06 When there is not sufficient work for all employees, probationary employees with less than sixty (60) days seniority, shall first be laid off. If further reduction of the work force is  necessary, employees will be laid off in accordance with Section 7.05.



     7.07 Layoff Notices. Definitions, determinations and notices of layoffs
          --------------

may be set forth in the LOCAL PLANT SUPPLEMENTS.



     7.08 Surplus Labor List.  Any employee laid off for lack of work shall have
          ------------------

his/her name placed on a surplus labor list in accordance with the LOCAL PLANT

SUPPLEMENT. If an employee's seniority has been broken his name shall be removed from such list.



     7.09 Personnel Turnover.  The local plants that presently provide the UNION
          ------------------

with labor turnover sheets will continue to do so to the extent and in the manner they presently do.

     7.10 Recall. Employees shall be recalled from the surplus labor list and
          ------

at the time of their recall be offered work in accordance with the procedure set forth in the LOCAL PLANT SUPPLEMENTS.



          If an employee is laid off longer  than the twelve (12) months, he/she shall have recall rights for an additional six (6) month period without loss of seniority. This additional six (6) month grace period for recall purposes only may not be extended for any other purpose and shall not be credited toward accumulation of seniority.



     7.11 Notice of Recall. An employee on layoff who is recalled for work will
          ----------------

be notified by overnight mail. Failure to report to the Employment Office within forty-eight (48) hours after receipt of notice to report will terminate seniority.



          Overnight letters to the employees being recalled will read:

               "Job available. UNION Contract requires you report

               within 48 hours."

          The burden of proving delivery of notice by overnight mail to his last known address shall solely be that of the COMPANY.



     7.12 Change of Address.  It will be the duty of employees to keep the
          -----------------

COMPANY advised of any change of residence. Any employee who fails to do so or who fails to respond to the notice in Section 7.11 shall have no recall rights to the then available job, but his seniority will not be forfeited until the

UNION has been notified of his failure to respond in which event the UNION will have five (5) days in which to locate said employee. Failure on the part of the

UNION to locate him/her within the above five (5) days will mean forfeiture of all seniority rights by the employee involved.

     7.13 In the event of a war emergency, the parties agree to discuss revision of the seniority provisions of this AGREEMENT for the purpose of providing for such revision as may be necessary because of the employment conditions then existing.



     7.14 Seniority Bonus.  All employees with eighteen (18) years or more of
          ---------------

continuous seniority will be granted a seniority bonus of one (1) week's pay either at Christmas time or at the time of their vacation as the employee chooses.



                                  ARTICLE VIII
                                  ------------

                                      WAGES
                                      -----

     8.01 A general wage increase of thirty cents (30 cents) per hour for all hourly employees and twenty-five cents (25) per hour for all incentive employees will be granted effective October 16, 1994. All basic rates, all hourly rates and all labor grade rates will be increased to reflect the increase.

     8.02 A general wage increase of thirty cents (30 cents) per hour for all hourly employees and twenty-five cents (25) per hour for all incentive employees will be granted effective October 16, 1995. All basic rates, all hourly rates and all labor grade rates will be increased to reflect the increase.



     8.03 A general wage increase of thirty cents (30 cents) per hour for all hourly employees and twenty-five cents (25) per hour for all incentive employees will be granted effective October 16, 1996. All basic rates, all hourly rates and all labor grade rates will be increased to reflect the increase.



     8.04 Reactivation of Old Classifications.  Whenever an obsolete
          -----------------------------------

classification is reactivated, it is understood that all intervening wage adjustments shall be automatically added to the original rate thereof.

     8.05 Establishment of New Classifications.  In the event it becomes
          ------------------------------------

necessary to establish a new classification, the COMPANY and the UNION shall meet for the purpose of reaching AGREEMENT as to the rate for such classification.



          The COMPANY and the UNION, in an attempt to reach an AGREEMENT, shall take into consideration similar classifications in the plant previously or presently in existence.



          If the parties fail to reach an AGREEMENT within three (3) working days, the resolution of the rate will be moved to expedited arbitration (in accordance with the procedure outlined in ARTICLE III Section 9 [Expedited

Arbitration]). The COMPANY will assign a temporary employee at his average rate to the new classification who shall perform the operation until such time as an

AGREEMENT is reached or is resolved by arbitration. When the rate of the disputed classification is agreed upon or resolved as provided above, the job will be filled in accordance with the terms as set forth in the LOCAL PLANT

SUPPLEMENTS.



     8.06 Rate for Borrowed Man.  When an employee is borrowed for the
          ---------------------

convenience of the COMPANY and given a type of work to perform other than the type of work at which he/she is (normally) employed, then his/her rate shall be his/her average hourly earnings rate, provided such average rate is greater than his/her earnings on incentive or the day work rate for the work being performed.



          (a)  No job may be filled by borrowed personnel for more than 60 days during any 12 month period except by mutual AGREEMENT between the

               COMPANY and the UNION, except in situations in which the training period exceeds 60 days.



     8.07 Average Rate Computation.  Individual average hourly earnings rates
          ------------------------

for employees working in incentive classifications will be computed quarterly by dividing the total number of hours
that the incentive worker has worked, including average rate payment, if any,

into the total straight time earnings of that individual. The hours shall include the total hours of any incentive worker except those hours when he is in a holiday or vacation status, or time working on any classification other than his/her own. A copy of such average hourly earnings shall be made available to the UNION. Each year the COMPANY will advise the UNION, in writing, the specific dates which determine the period of earnings on which averages are based.


     8.08 In the event an employee has not established his average hourly rate due to the fact that he/she has not worked during the immediately preceding calendar quarter, then his/her average rate shall be equal to his/her average hourly rate for the last quarter he/she worked.



                                   ARTICLE IX
                                   ----------

                 STANDARD ALLOWED HOUR (S.A.H.} SETTING FORMULA
                 ----------------------------------------------


     9.01 It is agreed that the COMPANY at any time may install an incentive compensation plan in any operation, job, or variation of any operation or job where in its judgement such a plan is practicable. Such incentive compensation plans when established may be made applicable to individuals or groups of individuals and will provide for skilled employees an incentive earnings opportunity for increased productivity. Effective October 15, 1982, the Standard

Allowed Hour system will replace the price per piece (piecework) system. It is recognized by the parties, however, that certain bonus plans such as packing,

pre-loading, off-bearing and allocating (shipping), and ultrasonic, etc., may nevertheless continue, inasmuch as special circumstances make it difficult to effect a conversion to SAH at this time. The Standard Allowed Hour System of payment will be in effect at all the plants covered by this MASTER AGREEMENT.

     9.02 If a new job, new operation or variation of an existing operation is set up, the Foreman shall notify the Shop Steward and the operator's experience time shall begin on the date of this notification.



          Whenever time studies are necessary the floor observations of the

COMPANY'S Time Study Engineer will be of at least 30 minutes duration in order to assure a representative sample of the job. The operator who is to be time studied or analyzed will be paid his or her average hourly rate until a new standard is submitted.



          The COMPANY shall select the operator for time study analysis. Until a new standard or incentive value is submitted, the employee who works on a unit for which there is no standard or standard allowed hour will be paid his/her average hourly rate for such unit.



     9.03 In all cases, the S.A.H. will be determined by dividing the Total
                                                                      -----
Standard Minutes by a 60-Minute Hour.
- ----------------      --------------

                            S.A.H. per piece = T.S.M.
                                               ------
                                                 60



          The Basic Rate of the Classification will be as stated in each of the
              --------------------------------

several Local Plant Supplements.

          The Basic Production Expectancy will be determined by dividing a 60-
              ---------------------------                                  ---

Minute Hour by the Time per Piece at 100% rating increased by a 10% Rest,
- -----------        --------------

Fatigue, and Delay Allowance (Effective 10/16/94, the RFD factor on new or revised standards shall be 12.5%).

Basic Production Expectancy =60-Minute Hour
                             --------------

                              100% Time/Piece Allowance Plus 10% R.F.D.Allowance

                              (12.5% on new or revised standards after 10/16/94)

     Basic Production Expectancy x S.A.H. = Hours Earned.

     Hours Earned x Base Rate = Rate per Hour.



                          Example of Incentive Earnings

                       Opportunity Offered by Above Formula
                       ------------------------------------



                    1362 S.A.H. =  T.S.M. of 8.1738
                                   ----------------

                                   60-Minute Hour

     7.3405 Pieces per Hour

     Basic Production Expectancy =60-Minute Hour
                                  --------------
     (Cycle base minutes)         7.4307 (100% Time/Piece) plus
                                  .7431 (10% R.F.D. Allowance)
                                  ------
              T.S.M.              8.1731 (Total Standard Minutes)

     A. 7.3405 pcs./hr. 100% at 25% Incentive Pace equals

           9.1756 pcs./hr.

     B. 9.1756 pcs. @ S.A.H .1362 = 1.25 hours earned.

     C. Base Rate $6.18

     D. 1.25 hours earned x Base Rate 6.18 = $7.72/hr.

     E. Earnings/Hour           7.72
                                ----
        Base rate               6.18 = 125% Incentive

        Earnings Opportunity at +25% Incentive Pace.

     9.04(a)   It is agreed that whenever an S.A.H. standard is computed it shall be submitted in writing to the operator and become

               effective immediately. This computation may consist of an actual clocking of the work or an analysis of previous standards or records of comparable or similar work. The COMPANY will furnish a complete written prescribed job methods description to the UNION whenever new standards or revised standards are submitted. Once such job methods change is submitted in writing, the COMPANY has a ninety (90) day period in which to adjust the time in the event such adjustment is necessary. If such time value is neither adjusted by the COMPANY nor grieved by the UNION, neither party can expect revision of such change after the expiration of ninety

               (90) days. No standards changes can be effected without a written job methods change.



          (b)  The written confirmation referred to above will indicate whether the standards were developed from a clocking analysis, local plant standard data, or a combination of time study and data.



                      PROCEDURAL INTERPRETATION OF SECTION
                      ------------------------------------

     9.05 Current standards are guaranteed unless MANAGEMENT makes a change in method, means, process, equipment, production conditions or product design.

Where such change results in an addition to the standard task time an adjustment will be made to proportionately reflect the change.



In those instances where the change results in greater output, the time will be proportionately adjusted to reflect the diminution in task time.

Thus, standards will be revised to reflect the changes of the job, operation or variation of an operation in the degree the change in the task affects the standard upward or downward.

          Where the change represents less than five percent (5%) of the cycle base minutes, MANAGEMENT will use standard data from its bank of appropriate basic time study standards in determining the new task time reflecting the change. The COMPANY may restudy the operation in those instances where the elements of work affected by the revised method exceed five percent (5%) of the originally submitted cycle base minutes of the entire task. In those instances where there was no original time study taken, where standards were set by negotiations, or where element breakdown was not measured,

or where the additions and deletions are not sufficiently distinct to permit addition or subtraction from work content, MANAGEMENT will develop time from a restudy of the entire operation. Every time a change of sufficient impact to justify a modification of standard is contemplated all other changes from the time the standards were last established,

will of course be included in the new measurement of the task. It is contemplated that there will be occasions where preceding and succeeding elements will be effected by change. Similarly, it is contemplated that preceding and succeeding operations for classifications may be affected by a change. In those instances, it will be necessary to measure and modify the impact of such change. Once the appropriate addition or deletion is developed,

such time will be translated into an S.A.H. on the basis of current labor grades or basic rates.



          In order to preserve the integrity of earnings as well as integrity of job methods and product quality, it is agreed that neither the supervisor nor the employee can change the prescribed method of performing the incentive task.

All changes and resulting standards, in order to become effective and binding,

must be initiated in writing by the Time Study Department. For identification purposes, the COMPANY on October 15, 1973, installed an administrative procedure on all new time studies which enables a departmental Shop Steward or other designated UNION official to sign a copy of such new standard data or chart issued as a consequence of such new time study.

     9.06 Grievances Regarding Incentive Standards
          ----------------------------------------

          (a)  Before submitting any grievance on an SAH standard, the operator will work at the submitted standard for a period of at least thirty (30) calendar days.



          (b)  If, after thirty (30) calendar days from the date on which the standard is submitted, the operator(s) is not satisfied with the standard, such operator(s) shall have the right of protesting said standard by submitting a written complaint in accordance with the Grievance and Arbitration Procedure of this AGREEMENT,

               provided this right is exercised within a period of ninety (90)

               calendar days from the date the standard was originally

               submitted. Failure to exercise this right of protest within the above described ninety (90) calendar days shall constitute an automatic acceptance of the submitted standard. Whenever a standard has been automatically accepted by failure of the UNION to initiate action under the Grievance and Arbitration Procedure within ninety (90) days, no new grievance can be submitted in connection with this particular standard. A resolution of

               grievances over incentive standards shall be retroactive to the date the protested standard was originally submitted.



          (c)  If the COMPANY Time Study Department finds no error in the submitted standard and the matter is still in dispute, then it may be processed in accordance with the Grievance and Arbitration

               Procedure to determine whether or not the standard as established is contrary to the provisions of this agreement.



          (d)  It is agreed by the parties hereto that in the case of disputes concerning the accuracy of the COMPANY'S clocking analysis the

               Impartial Chairman described in Section 3.07 Paragraph 3 must be a qualified Time Study Engineer. The findings of the Impartial

               Chairman shall be final and binding on both parties and shall be retroactive to the date the SAH was originally submitted.

     9.07 Availability of Time Study Data.  The COMPANY agrees that it will
          -------------------------------

conform to the law with respect to making available such Time Study data as may be needed by authorized UNION Officials from time to time in the course of processing grievances under this AGREEMENT with regard to incentive standards.

It is agreed that such data will not be misused and that it will be kept strictly confidential so as to insure that COMPANY means, methods and production processes will never be revealed to parties not bound by this AGREEMENT. The

Union Time Study Engineer and the Company Time Study Engineer will meet for the purpose of resolving the question of unsupported time study back-up data.



     9.08 UNION Time Study Engineer.  Whenever a Local Union, party to this
          -------------------------

AGREEMENT, desires to have the INTERNATIONAL UNION designated time study engineer visit one of the plants in order to verify COMPANY standards or job content as the consequence of a grievance by that Local Union the procedures will be as follows:



          1.   The UNION COUNSEL shall write the COMPANY Senior Vice President -

               Human Resources suggesting a list of dates a minimum of two (2)

               weeks prior to the proposed visit.



          2.   The COMPANY designee will respond by either selecting from the

               UNION list or by offering alternative dates.



          3.   Once the above two (2) designees complete arrangements they will notify their respective local plant MANAGEMENT and UNION

               representatives the agreed upon dates for the visit.



     9.09 Standard Data.  Consistent with the mutual desire of the parties to
          -------------

minimize or eliminate the grievances and problems now inherent in work measurement via stop watch and also
the attendant difficulties occasioned by disagreement over pace determination,

the COMPANY will, whenever feasible, set incentive job standards by use of predetermined, pre-leveled time values, i.e., use of a data bank.



          To ensure greater objectivity, the COMPANY will detail and define more completely the methods involved in each operation.



                                    ARTICLE X
                                    ---------

     10.01  The following paid holidays shall be celebrated:

               New Year's Day                Independence Day

               Birthday of Martin            Labor Day

               Luther King, Jr.              Thanksgiving Day

               Memorial Day                  Christmas Day



          Where any local plant currently celebrates more than the above listed seven (7) paid holidays, such additional paid holidays shall be provided for in the LOCAL PLANT SUPPLEMENT.


     10.02 Eligibility.  Eligibility for holiday pay will be provided for in
           -----------

LOCAL PLANT SUPPLEMENTS. The COMPANY will pay holiday benefits on a local plant basis consistent with past contract and policy. Appropriate language will be written into the LOCAL PLANT SUPPLEMENT.



     10.03 Holiday pay shall be included in the pay check for the pay period in which the holiday falls.



     10.04 When any of the above holidays falls within an eligible employee's approved vacation period and he is absent from work during his regularly scheduled work week because of such
vacation, he/she shall be paid for such holiday in addition to his/her vacation pay and shall have such day off.



     10.05 If any two (2) or more of the paid holidays shall occur on the same day, the employee will be paid for each of said holidays but shall have only one

(1) day off.



     10.06 When any of the paid holidays falls on Sunday and the day following is observed as the holiday, the latter day shall be the paid holiday.



     10.07 The COMPANY agrees that whenever a holiday falls on a Saturday it shall, at the discretion of the Operations Manager, be celebrated on either the preceding Friday or the following Monday. Notice of the date selected will be posted two (2) weeks in advance. In the above situation, no work will be scheduled on such Saturday to avoid holiday premium pay.



     10.08 Holiday pay will be at eight (8) times the employee's average hourly earnings rate as computed in Section 8.07 for incentive workers; day workers will be paid at eight (8) times the employee's regular day work hourly rate.

Shift premium shall be included in holiday pay computation for eligible employees.



     10.09 For the purpose of computing overtime and premium pay, holidays herein designated shall be regarded as days worked in the week in which they occur whether or not work was actually performed during such hours.



     10.10 In conformance with Federal Law enacted in 1968 and effective 1/1/71,

certain Mondays shall be observed as legal holidays, i.e., Washington's Birthday

(3rd Monday in February); Memorial Day (last Monday in May); Labor Day (1st

Monday in September); and Veteran's Day (4th Monday in October).

                                   ARTICLE XI
                                   ----------

                                 PAID VACATIONS
                                 --------------

     11.01 The COMPANY Will Grant Vacations With Pay As Follows:
           -----------------------------------------------------

          (a)  Employees with from one (1) to three (3) years of continuous service shall receive an annual week of vacation with pay for forty (40) hours if otherwise eligible.

          (b)  Employees with three (3) to twelve (12) years of continuous service shall receive two (2) weeks of vacation with pay for eighty (80) hours if otherwise eligible.

          (c)  Employees with twelve (12) to eighteen (18) years of continuous service shall receive three (3) weeks of vacation with pay for one-hundred twenty (120) hours if otherwise eligible.

          (d)  Employees with eighteen (18) or more years of continuous service shall have the option of taking a fourth week of vacation in lieu of the seniority bonus (Section 7.14) if otherwise eligible.

               Selection of the fourth week will be at a time convenient to the

               COMPANY.

          (e)  Full vacation benefits will be paid to those who are otherwise eligible in the following circumstance:

               (1) To the employee's estate in the event of the death of the employee;

               (2) To the employee in the year of his or her retirement.

          (f)  Employees on the payroll to October 15, 1982, will receive their week of vacation and, if eligible, the seniority option bonus as outlined in the MASTER AGREEMENT expired October 15, 1982.

          (g)  COMPANY will pay one additional week vacation pay at vacation rate for employees with twenty-five or more years seniority with no additional time off.



     11.02 Wherever LOCAL PLANT SUPPLEMENT language conflicts with present

MASTER CONTRACT language, the MASTER CONTRACT shall prevail, so that the COMPANY can freely choose which particular weeks, if any, it will shut down for vacation purposes.

     11.03  (a)  The COMPANY shall notify the UNION, no later than January 1st of each vacation year, whether each individual plant will shut down or whether there shall be a staggered vacation on an

                 individual employee basis. Prior to January 1st of each

                 vacation year, vacations for eligible employees will be

                 scheduled by classification and seniority in accordance with period January 1 to December 31.  If the COMPANY decides on plant shutdown, those employees who had their vacation time earlier and are not eligible for any more vacation time during the year, nor required to work during the shutdown, will be furloughed during plant shutdown.

          (b)    The COMPANY may elect to ship finished products, modify,

                 maintain, or install equipment and manufacture process or

                 finished product in order to balance work flow, satisfy

                 customer needs, or balance production schedules and stock

                 during a shutdown for vacation purposes.



     11.04 Eligibility for vacation will be determined by measuring the year of earned vacation benefit pay from the anniversary date of hire, rather than by calendar or fiscal year.



     11.05 If vacations are staggered, then vacations for eligible employees will be scheduled by classification and seniority in accordance with anticipated production requirements during the period from January 1 to December 31, except that 3rd and 4th weeks of vacation for eligible employees may not normally be scheduled during the months of May, June, July, August and September. Employees shall indicate in writing on a form furnished by the COMPANY their preferences for vacation dates during the month of December of each year. At that time also employees eligible for a 3rd week's vacation who wish to receive money in lieu of vacation and employees eligible for the seniority bonus who wish to take vacation time off in lieu of the bonus shall so indicate on the form. Vacation time will not be altered except when operational needs are affected by illness.

Exceptional
cases of third or fourth week vacations during the period of May, June, July,

August and September may occasionally be arranged when the Business Agent or

Local President can mutually agree to such with the Operations Manager or the

Labor Relations Specialist.



     11.06 Employees may not accumulate vacation benefits but must take them when eligible. Hardship cases may be considered and money may be taken in lieu of vacation provided the COMPANY will advise the UNION of the reason for such prior to payment of the vacation money to the employees involved.



     11.07 Shift premium will be included in vacation pay computation for employees otherwise eligible.



                                   ARTICLE XII
                                   -----------

                              U.I.U. PENSION TRUST
                              --------------------



     12.01 U.I.U. Pension Trust provides employees represented by the UNION with certain pension benefits as are from time to time determined by the Trustees.

The parties to this AGREEMENT desire that the pension benefits now granted and which may hereafter be granted by the Trustees, be provided to the employees covered by this AGREEMENT.



          The EMPLOYER agrees, therefore, beginning with the month of November,

1988 and for each month thereafter for the duration of this AGREEMENT, to contribute, by no later than the tenth day of each month, to the U.I.U. Pension

Trust a sum of money in an amount equal to six percent (6%) of the total gross earnings accrued during the immediately preceding calendar month by all the employees who were covered by this AGREEMENT during the said immediately preceding calendar month, including the total gross earnings of any such employee whose employment was terminated during the said immediately preceding calendar month. The EMPLOYER shall transmit to said Trust with each contribution, a "Contribution Report", on the form furnished by Trust, in which the EMPLOYER shall report the names, hire and termination dates as applicable, and total gross earnings of all such employees during such calendar month. The EMPLOYER further agrees to supply to the Trust such further information as may from time to time be requested by it in connection with the benefits provided by said Trust to said employees. The parties agree, however,

that the coverage of a newly employed employee shall not begin until the first day of the first calendar month following the expiration of twelve (12) months from the commencement of this employment, meaning that in calculating the contribution due hereunder for the first twelve (12) months of coverage for the said newly hired employee, his/her total gross earnings for the entire preceding twelve months shall be considered. Thereafter, the employer will make contributions each calendar month. This exception for newly employed employees shall not apply in the case of employees who have been previously covered under the U.I.U. Pension Trust in which event the EMPLOYER shall report such employees and make contributions as required herein beginning with the first calendar month following the date of the commencement of such employment.



          For the purposes of this clause only, a part-time employee is defined as one who is employed to regularly work less than the number of hours established as the regular work week, which definition does not include regular full time employees who are employed to work a full work week but who might be working shorter hours due to lack of work, sickness, etc. Part-time employees shall not receive coverage hereunder nor shall their earnings be considered in calculating the contributions due hereunder. For the purposes of accurate record keeping, however, part-time employees shall be listed on the contribution report and their total gross earnings shown. Nothing in this clause shall be construed as an affirmation or negation of the EMPLOYER'S right to employ part-time employees or as an indication of what other clauses of this AGREEMENT might or might not apply to certain employees.

          In the event there is a default in the payment of contributions as required herein, the payment thereof may be enforced by either process of law or arbitration and if either suit or
arbitration is initiated, the debt owing to the Fund shall be increased to include the cost of suit and/or arbitration and an attorney's commission of ten percent (10%) of the payments then in default.



          In consideration of the EMPLOYER'S aforesaid contributions to the

Trust as herein above provided and for so long as the EMPLOYER'S participation in the Trust is accepted by the Trustees, the Trustees will, beginning with the date of receipt by the Trust of the EMPLOYER'S first said contribution and continuing for such part of the duration of this AGREEMENT as the EMPLOYER fully complies with the terms of this clause in all respects, extend and make available to employees covered by this AGREEMENT the pension benefits for which such employees are eligible under the Declaration of Trust, as amended from time to time, which is by this reference incorporated herein and made a part hereof.

If during the life of this AGREEMENT the EMPLOYER'S participation in the Trust is rejected or terminated by the Trustees, this clause shall be null and void and this AGREEMENT shall be reopened and negotiations between the parties entered into, but only as to the subject of the establishment of other benefits in place of the U.I.U Pension Trust, but at a cost of the EMPLOYER not to exceed the cost of the Contribution hereunder.



                                  ARTICLE XIII
                                  ------------

                         U.I.U. HEALTH AND WELFARE FUND
                         ------------------------------

                         (Not applicable to Los Angeles)
                         -------------------------------



     13.01 - BENEFIT PLAN(S)

          The parties to this agreement desire that the benefits now granted by the Board of Trustees of the UIU HEALTH AND WELFARE FUND, hereinafter "FUND", in their plan of benefits designated as Plan E, Plus Dental Plan 4, be provided to the employees employed in the Union's Bargaining Unit.



     13.02 - CONTRIBUTION RATES

          (a)  Disability due to sickness or accident, up to a maximum of six

               (6) months per disability.

          (b)  Vacation

          (c)  Attendance at Union or Fund Convention, seminar or grievance hearing.

          The employer is not required to make a contribution on an employee whose employment is terminated during the wage month.



     13.04 - EMPLOYEE CONTRIBUTIONS:

          Each such employee must in writing authorize the Employer to deduct the employee's contributions from the employee's wages and to transmit same to the Fund. When supplied with such a written authorization the Employer agrees to make the required deductions and to promptly transmit same to the Fund. Employee contributions are due at the same time as the Employer contributions.



          Employees who refuse or neglect to provide the Employer with the necessary written authorization to deduct the required employee contributions will receive no fund coverage. In those cases in which an employee has supplied the Employer with the required written authorization but because of lack of wages the Employer is unable to deduct the employee contribution due for a particular benefit month, it is the obligation of the employee to pay, in a timely fashion, to the Employer for transmittal to the Fund, the required employee contribution. The coverage of such an employee failing to make the required payment on time is automatically terminated. Employee pre-tax co-pay will be deducted on a weekly basis.



     13.05 - SICKNESS AND HEALTH AND LIFE INSURANCE

          For those eligible employees who do not elect medical and dental coverage during the defined time period, the Company will make a monthly contribution to the Fund of $44.00 for

Sickness and Accident Coverage and Life Insurance Coverage as provided by the

U.I.U. HEALTH AND WELFARE FUND TRUST.



     13.06 - PAYMENT OF CONTRIBUTIONS

          Contributions are due from the employer on the tenth (10th) day of the benefit month, commencing with the month  of November, 1994, and each and  every month thereafter so long as this agreement is in force.



     13.07 - COVERAGE

          (a)  Hospital and Medical Benefits. Coverage for newly hired
               -----------------------------

               employees and any named dependents will begin on the first day of the month following completion of thirty (30) days of employment.

               Previously covered employees shall be covered the first day of the calendar month following their return to work.

          (b)  Disability Benefits.  Newly hired employees shall be eligible for
               -------------------

               the sixty percent (60%) Indemnity Payment if disabled after completing six (6) months of employment.

          (c)  These provisions for newly hired employees shall not apply in the case of those employees who have been "Previously Covered"  under the Fund. Such employees and their dependents shall be eligible for all benefits from the date of hire.



     13.08 - ELECTION OF CATEGORY OF COVERAGE AND RIGHT TO CHANGE

          Employees shall elect a category of coverage no later than the first day of the calendar month following the completion of thirty (30) days employment. This election may be changed only as provided for in the Plan. Newly born children must be enrolled within 31 days of birth.



     13.09 - REQUIREMENTS

          The employer shall transmit to the FUND with each contribution a contribution report on the form furnished by the FUND on which the employer shall report the names, status, hire and termination dates as applicable, as well as the total gross earnings of each eligible employee during the wage month.



          The employer further agrees to supply to the FUND such further information as may from time to time be requested by it in connection with the benefits provided by said FUND to said employees, and to permit audits of its books and records by the FUND for the sole purpose of determining compliance with the terms and conditions of this agreement.



          13.10 The COMPANY agrees solely  to make the contributions required by the terms of this Agreement. The UNION and the UIU HEALTH AND WELFARE FUND agree to hold harmless and indemnify the COMPANY from any and all claims, grievances,

lawsuits, actions at law or inequity relating to the Plan except a claim that the COMPANY has not paid the contribution required by this Agreement.



          The COMPANY does not agree to be bound by, and expressly disavows any obligations imposed upon the COMPANY by, the provisions of any Trust Agreement or other document pertaining to the UIU HEALTH AND WELFARE FUND to which the

COMPANY is not a signatory party.



     13.11 - REINSTATEMENT OF COVERAGE

          The FUND may, in its sole discretion, elect to reinstate coverage either retroactively or prospectively or both once the amounts owed to the FUND by the employer are paid in full. If coverage is reinstated prospectively, there shall, nevertheless, be no coverage for illnesses first manifested during the 10 day period following the date of reinstatement.

     13.12 - PART-TIME EMPLOYEES

          For the purpose of FUND coverage, a part-time employee is one who is hired to regularly work less than the number of hours established as the regular work week in this AGREEMENT, which definition does not include regular full-time employees who are hired to work a full work week but who might be working short hours because of lack of work, sickness, etc. Part-time employees shall not receive FUND coverage nor shall the EMPLOYER pay a contribution for such employees. Nothing in this clause shall be construed as an affirmation or negation of the EMPLOYER'S fight to hire part-time employees.



          13.13 The COMPANY shall have the right to audit the UIU HEALTH AND

WELFARE FUND periodically.



          13.14 In consideration of the EMPLOYER'S aforesaid payment to said

FUND as hereinabove provided, the UNION warrants that the Board of Trustees of the UIU HEALTH AND WELFARE FUND will, beginning on the date of receipt by the

FUND of the EMPLOYER'S first said payment, and during such part of the life of this AGREEMENT as the EMPLOYER fully complies with the terms of such AGREEMENT in all respects, extend and make available to EMPLOYER'S said employee the benefits for which employees are eligible under the above designated benefit plan. No benefits will be paid or services furnished to any employee or employees for whom the EMPLOYER has not paid the required contribution to the

FUND except as, and only to the extent, otherwise required by any applicable

State Disability Benefit Insurance Law.



                                   ARTICLE XIV
                                   -----------

                                  JURY SERVICE
                                  ------------

     14.01 Any employee duly called to perform his civic duty to serve on a jury panel shall be compensated by the COMPANY for the difference between the daily jury pay and average hourly
earnings as computed in Section 8.07 if an incentive worker or the hourly day work rate for the classification if a day worker of the employee based on an eight (8) hour work day. Any employee who is excused from serving shall not be required to report to his job to complete a partial shift. In the event any employee has been excused for a full day, he shall report to his job and continue working until told to report again for jury duty.



                                   ARTICLE XV
                                   ----------

                                 BEREAVEMENT PAY
                                 ---------------


     15.01 Definition
           ----------

          Bereavement pay will be granted up to a maximum of three days for time lost due to death in the immediate family. Immediate family is defined as mother, mother-in-law, father, father-in-law, brother, half brother, sister,

half sister, grandchildren, spouse or child. No pay shall be granted unless an employee fails upon request to furnish the COMPANY with reasonable proof of death and relationship.



     15.02 Payment
           -------

          The pay for such loss of time from work will be for eight hours,

straight time at the employee's previous quarter average hourly rate if an incentive employee and at the classification rate of pay if a day worker.



                                   ARTICLE XVI
                                   -----------

                                 BULLETIN BOARDS
                                 ---------------



     16.01 The UNION may put up bulletin boards at locations specified by the

MANAGEMENT for the following non-controversial UNION announcements:

          (a)  Notice of UNION recreational or social affairs;

          (b)  Notice of UNION nominations or elections and results of such elections and nominations;

          (c)  Notice of UNION Appointment;

          (d)  Notice of UNION meetings;

          (e)  Notice of dates when dues payments are to be made;

          (f)  Notices pertaining to the U.I.U. Health and Welfare and U.I.U.

               Pension Programs.



     16.02 The UNION agrees that all notices so posted as above stated shall be signed by the Secretary or other authorized officer of the UNION and he alone shall have the power to post such notices on behalf of the UNION and further agrees that notices are to remain on the bulletin board for a period of not more than two (2) weeks.



          Before any notices are posted in accordance with the foregoing, a copy of such notice shall be delivered to the COMPANY Operations Manager, or to the

Labor Relations Specialist where there are such officials. Any of the aforementioned representatives of the COMPANY may remove from the bulletin board any notice which does not conform to the requirements of this Article.



                                  ARTICLE XVII
                                  ------------

                                 MILITARY CLAUSE
                                 ---------------

     17.01 The COMPANY agrees to comply with all applicable laws relating to re-

employment rights of employees called for military duty.

                                  ARTICLE XVIII
                                  -------------

                               PICKET LINE CLAUSE
                               ------------------

     18.01 Mr. Ernest Shock, Director of the Upholstery Industries Division

of The United Steel Workers UNION, and Mr. Robert K. Barton, Senior Vice

President-Human Resources for SIMMONS COMPANY, shall meet to develop appropriate language.



                                   ARTICLE XIX
                                   -----------

                                 TRAINING PERIOD
                                 ---------------

     19.01 Employees who are recalled, transferred, bid, bump or roll to another incentive job shall immediately receive the training rate described in the LOCAL

PLANT SUPPLEMENTS where such training rate is provided or his/her incentive earnings for such job, whichever is higher.  Any employee who is recalled,

transferred, bids, bumps or rolls to a day work job shall immediately receive the top rate for the classification of said job as described in the respective

LOCAL PLANT SUPPLEMENTS.



     19.02 In all cases involving transfer, bid, bump, roll or promotion, the employee or employees concerned shall receive a trial period of at least thirty

(30) working days, provided the employee shows satisfactory progressive improvements.  Such trial period may be extended by mutual AGREEMENT BETWEEN THE

COMPANY and the UNION. If the employee fails to show satisfactory improvement and is about to be disqualified, the UNION will be so advised immediately. If the employee and the UNION request an extension of time the COMPANY will consider such request.



     19.03 Minimum hiring rates shall be set forth in Local Plant Supplements.

                                   ARTICLE XX
                                   ----------

                 PAY DURING TREATMENT OF WORK-CONNECTED INJURIES
                 -----------------------------------------------



     20.01  (a)  If an employee is injured in the Plant while performing his work assignment and it is necessary for him to receive

                 treatment by either the COMPANY Nurse or COMPANY Doctor during his regularly scheduled working hours, the COMPANY shall pay for the time spent in the treatment of such injury on the day the injury occurred at his average rate if an incentive worker or his hourly rate if an hourly worker. If either the Nurse or

                 Doctor certifies that such injured employee is unable to

                 continue work because of such injury, the COMPANY will pay for the balance of his scheduled shift at his average rate for incentive worker and hourly rate for hourly worker. If the

                 Doctor requests subsequent visit(s) during his regularly

                 scheduled shift for the treatment of this injury, the COMPANY will pay for the time spent in this treatment at the employee's average rate for incentive worker and hourly rate for hourly worker. To minimize employee inconvenience, such subsequent visits will be scheduled, if possible, during the employee's regular shift. However, where a second or third shift employee is injured on the job and subsequently requires additional treatment for this injury, then such visits shall be scheduled by the COMPANY's Personnel Department at a time consistent with the treating Doctor's office hours.



            (b)  The employee will be clocked out in time to make the

                 appointment as scheduled. When the employee leaves the doctor or nurse, he/she will receive a release form that will show the completion time of the appointment. Upon returning to his/her department, the employee will present this form to his/her supervisor and will be clocked back in for return to work.

          (c)    It is agreed that for all such visits off the COMPANY premises,

                 upon request, the COMPANY will furnish transportation if the employee is unable to drive or has no means of transportation.



          (d)    None of the sections of this paragraph are to be so construed that benefits will inure in addition to or pyramid on

                 disability payments or Workers' Compensation payments.



                                   ARTICLE XXI
                                   -----------

                               NON-DISCRIMINATION
                               ------------------



21.01 SIMMONS COMPANY provides equal employment opportunity to qualified persons without regard to race, color, religion, national origin, age, sex, known handicap, or veteran status except where religion, sex, national origin or age is a bona fide occupational qualification or where a bona fide seniority or merit system affects compensation, terms, conditions or privileges of employment. Our policy relates to all phases of employment, including recruitment, placement, promotion, training, demotion, transfer, layoff, recall and termination, rates of pay, employee benefits and participation in all

SIMMONS sponsored employee activities.



     We are opposed to all forms of harassment including sexual, racial, ethnic or religious harassment. Unwelcome sexual advances, requests for sexual favors,

and other verbal or physical conduct of a sexual nature or verbal or physical conduct directed at a person's race, color, religion, sex, national origin, age,

handicap or veterans status may constitute harassment. At any time, if you believe that you have been harassed, you must report the harassment to your
                                         -----------

immediate Supervisor or to the Operations Manager. A confidential investigation will be conducted.

                                  ARTICLE XXII
                                          ----

                                  SAVING CLAUSE
                                  -------------

     22.01 If any provision of this MASTER Multi-Plant Working AGREEMENT is invalid or illegal, in any state, then such provision shall be considered to be deleted in its entirety or to be inoperative in said state in which it is illegal or invalid and the remaining provisions of this AGREEMENT will continue in full force and effect.



     22.02 The parties recognize the need to maintain compliance with all federal statutes and regulations and nothing in this agreement shall be construed to prevent the company from taking actions necessary to comply with federal law. Further, to the extent any provision of this agreement conflicts with a federal statute or regulation, the federal law shall govern.



                                  ARTICLE XXIII
                                  -------------

                              EMPLOYEE BIRTHDAY PAY
                              ---------------------


     23.01 Each employee who meets the LOCAL PLANT SUPPLEMENT requirement for holiday eligibility will receive an additional eight (8) hours pay (computed as per Section 10.08) during the week in which his birthday occurs, even though he may be on vacation or absent due to illness or accident. Should the birthday fall on a Saturday, Sunday, or holiday, the employee will nevertheless receive the above mentioned eight (8) hours pay. In the event an employee desires to take a day off from work on his birthday in lieu of eight (8) hours pay, he may do so only if he gives five (5) working days prior notice to his supervisor. The above will be administered so as to permit an employee to select a day off in the event his birthday falls on a Saturday, Sunday, or holiday. Employees on layoff status will not be eligible for birthday pay if such birthday falls later than fifteen (15) calendar days following the layoff. Where individual plants have given up this day as noted in 10.01 above, such change will be reflected in the LOCAL PLANT SUPPLEMENT.

    Employees who are eligible for birthday pay and elect to receive pay in lieu of a day off by January 1st will receive a $100 Birthday check, exclusive of payroll deductions. If not elected by January 15th, the appropriate clauses of the contract will apply.



                                  ARTICLE XXIV
                                  ------------

                      DURATION AND TERMINATION OF CONTRACT
                      ------------------------------------

     24.01 This AGREEMENT shall be in full force and effect from October 16,

1994 until October 15, 1997.



     24.02 The parties agree that there shall be no reopening of this AGREEMENT and that this AGREEMENT constitutes the entire AGREEMENT between the parties on the subjects of multi-plant bargaining and at no time during the life of this

AGREEMENT shall either party have any obligation to negotiate or bargain with the other party with respect to any points not covered by this AGREEMENT and as to matters covered by this AGREEMENT only in the manner and to the extent herein provided.



     No other agreements, understandings or practices, contemporaneous or preexisting, except to the extent that they are expressly included in this

Agreement, shall be binding on either party. Similarly, no subsequent agreements, understandings or practices shall be valid unless reduced to writing and signed by the authorized representatives of both parties. This language only applies to M.M.P.W.A. and Multi-Plant Bargaining Procedures.



     24.03 This AGREEMENT shall become effective when countersigned by a duly authorized officer of the INTERNATIONAL UNION if countersigned by him within ten

(10) days of the time it is signed by the UNION Multi-Plant AGREEMENT

Negotiating Committee. When so
countersigned the within AGREEMENT shall be deemed to have become effective as of the date set forth in the first paragraph of this Article.



     24.04 This AGREEMENT, when signed by the officers of the COMPANY and the

UNION, shall become effective as described above for a period of three (3) years and shall continue to remain in full force and effect from year to year thereafter, unless written notice is given by either party hereto to the other on or before sixty (60) days prior to the annual expiration date, requesting that the AGREEMENT be modified or terminated. In the event of such notification,

the parties hereto shall immediately confer and negotiate with reference to a new or modified AGREEMENT. Negotiations for a new contract shall commence not later than thirty (30) days from the date of the written notice herein mentioned.



     In the event that neither party notifies the other of its desire to modify this AGREEMENT, this AGREEMENT subject to such notification shall continue to remain in effect during the period of negotiations until a new AGREEMENT has been reached or until either party shall give the other party ten (10) days notice of cancellation. No other notice of modification or of termination of contract shall be required of either party other than the notice herein specified. In any event, nothing herein contained shall preclude either party from modifying or changing or amending its proposals for a new AGREEMENT.



     24.05 LOCAL PLANT SUPPLEMENTS shall be reopened for negotiations automatically if proper notice from either the INTERNATIONAL UNION or the

COMPANY Senior Vice President - Human Resources is given to the other party in conformity with Article XXV of this AGREEMENT.

                                   ARTICLE XXV
                                   -----------

                                  MISCELLANEOUS
                                  -------------

     25.01 Cameras will be used only for appropriate security measures. Mr.
                                ----

Barton will discuss with all appropriate Plant Managers.



                                  ARTICLE XXVI
                                  ------------

                          SEVERANCE AND PLANT CLOSINGS
                          ----------------------------

     26.01 In the event the COMPANY decides to close any of the above facilities presently organized by the United Steelworkers, sixty (60) day notice of such event will be given to the Director of the Upholstery Division. Those employees affected by the plant closing shall continue to be covered under their existing

U.I.U. HEALTH AND WELFARE FUND benefits as outlined in Article XIII of the

Collective Bargaining AGREEMENT, for an additional four (4) months, and the

COMPANY shall be responsible for the payment of the contributions for the four

(4) month period of coverage. All of the above shall also be applied to Article

IX of the Los Angeles Plant Supplement. COMPANY will extend the eligibility of

Health and Welfare Benefits by one month.

          IN WITNESS WHEREOF, the parties hereunto set their hands and seals as hereinbefore stated.

The United Steel Workers of America,
A.F.L., C.I.O., C.L.C.
(Upholstery Industries Division)

Through its Agents SIMMONS COMPANY

By /s/                                  By /s/
  ------------------------------          -----------------------------------
      Local 63                               Local 173

By /s/                                  By /s/
  ------------------------------          -----------------------------------
      Local 420                              Local 422

By /s/                                  By /s/
  ------------------------------          -----------------------------------
      Local 424                              Local 425

By /s/
  ------------------------------
      Local 515


BY: /s/ Robert K. Barton
   --------------------------------------------
     Robert K. Barton, Senior Vice President
     Human Resources, Simmons Company

Countersigned at Philadelphia, Pennsylvania




This       Day of                           ,19
     -----        --------------------------   --
The United Steel Workers of America, A.F.L., C.I O., C.L C
(Upholstery Industries Division)


BY: /s/ Ernest F. Shock
   ----------------------------------------------
    Director of Upholstery industries Division
    Ernest F. Shock

          IN WITNESS WHEREOF, the parties hereunto set their hands and seals as hereinbefore stated.

The United Steel Workers of America,
A.F.L., C.I.O., C.L.C.
(Upholstery Industries Division)

Through its Agents SIMMONS COMPANY

By  /s/                                  By /s/
  ------------------------------          -----------------------------------
      Local 63                               Local 173

By  /s/                                  By /s/
  ------------------------------          -----------------------------------
      Local 420                              Local 422

By  /s/                                   By /s/
  ------------------------------          -----------------------------------
      Local 424                              Local 425

By  /s/
  ------------------------------
      Local 515


BY: /s/ Robert K. Barton
   --------------------------------------------
    Robert K. Barton, Senior Vice President
    Human Resources, Simmons Company

Countersigned at Philadelphia, Pennsylvania

This       Day of                           ,19
     -----        --------------------------   --
The United Steel Workers of America, A.F.L., C.I O., C.L C
(Upholstery Industries Division)


BY: /s/ Ernest F. Shock
   ----------------------------------------------
    Director of Upholstery industries Division
    Ernest F. Shock

                                   APPENDIX A
                                   ----------

                               DISCIPLINARY POLICY

     SIMMONS corporate view is that the disciplinary procedure is not designed to punish employees, particularly for less serious offenses, but, rather, to educate, correct and train people as effective team members who can be counted on to give reliable productive performance.



     Finally, time itself is the best measure of correction in any individual,

regardless of job or authority. In the situation of the lesser offenses as contrasted with the more serious offenses described in Section 2.05 of the

MASTER AGREEMENT, each manager is cautioned with the need to believe that the employee has corrected his problem in the event there is no repetition of such within one year of the last infraction. In that event, the process is to begin anew.

                  MULTI-PLANT BARGAINING PROCEDURES CONTRACT

                                INDEX              Page Number
                                -----              -----------

   OBJECT                              ARTICLE I       2
   ------

   BARGAINING REPRESENTATIVES          ARTICLE II      3
   --------------------------

        Union Multi-Plant Agreement
          Negotiating Committee                        3
        Local Plant Supplement Negotiating
          Committee                                    3
        The Union Negotiating Committee
          Chairmen                                     4
        Company Representatives & Company
          Negotiating Committees                       4
        Legal Counsel                                  5
        Stenographer                                   5
        Site of Negotiations                           5
        Hours of Negotiation                           6
        Observers                                      6

   BARGAINING EXPENSES                 ARTICLE III     6
   -------------------

       Union Expenses                                  6
       Company Expenses                                6
       Negotiating Chamber Expenses                    6
       Expense of Counsel                              7
       Stenographer                                    7

   TERM OF NEGOTIATIONS                ARTICLE IV      7
   --------------------

        Presentation of Proposals in Writing           7
        The First Meeting of Negotiating
          Committees                                   7
        Order of Negotiations                          8

   CONCESSIONS                         ARTICLE V       8
   -----------

   EXCHANGE OF BEST OFFERS             ARTICLE VI      10
   ----------------------

   BALLOTING PROCEDURES                ARTICLE VII     10
   --------------------

 MULTI-PLANT NEGOTIATIONS IN FUTURE
 ----------------------------------
         YEARS BEYOND 1961             ARTICLE VIII    13
         -----------------

RATIFICATION OF THIS MULTI-PLANT
- --------------------------------
     BARGAINING PROCEDURES CONTRACT    ARTICLE IX      13
     ------------------------------

   EXHIBIT "A" - BALLOTING PROCEDURES                  16

                    MULTI-PLANT BARGAINING PROCEDURES CONTRACT
                    ------------------------------------------

        This  AGREEMENT made  this 16th  day  of  October, 1991,  by and between

   SIMMONS  COMPANY, a Delaware Corporation, for and on  behalf of its plants at

   Atlanta,  Columbus,  Dallas, Piscataway, Jacksonville, Kansas  City, and  Los

   Angeles, hereinafter referred to as the COMPANY,

                                        and

        The United Steel Workers of America, A.F.L., C.I.O., C.L.C. (Upholstery

   Industries Division) and its agents, U.I.U. Locals 63, 424,422,420, 425, 173,

   and 500, in the Atlanta, Columbus, Dallas, Piscataway, Jacksonville, Kansas

   City, and Los Angeles Plants of the COMPANY, hereinafter referred to as the

   UNION.



                                     ARTICLE I

                                      OBJECT
                                      ------

        1.01 It shall be the object of negotiations conducted under the terms of this contract to bargain at one time and place Working AGREEMENTs covering all conditions of employment for employees of the COMPANY represented by the

   UNION. All conditions of employment shall be covered in the following manner:



             (a) A Master Multi-Plant Working AGREEMENT containing provisions universally and equally applicable to all plants party to this contract; and

             (b) Local Plants Supplements consisting of provisions applicable separately to each Local Plant individually and provisions which are local variations of corresponding provisions of the Master Multi-Plant Working AGREEMENT.

             (c) In the event there is any conflict between a provision of the Master Multi-Plant Working AGREEMENT and any provision of a Local Plant Supplement, the Master Multi-Plant Working AGREEMENT shall govern, unless the provision of the Local Plant Supplement is expressly stated to be in derogation of the Master Multi-Plant Working AGREEMENT provision and unless the parties hereto have agreed to such provision in writing.

        1.02 All negotiations concerning proposals regarding the Master Multi-

   Plant Working AGREEMENT and all Local Plant Supplements shall be in accordance with the procedures set forth in this Contract.

                                    ARTICLE II

                            BARGAINING REPRESENTATIVES

                UNION Multi-Plant AGREEMENT Negotiating Committee
                --------------------------------------------------

        2.01 The UNION Multi-Plant AGREEMENT Negotiating Committee shall consist of one representative of each Local Union party to this Contract, and one representative appointed directly by the Upholsterers' International Union.

   The UNION agrees to notify the COMPANY of the names of its representatives reasonably in advance so that proper leaves of absence may be arranged if necessary.



                   Local Plant Supplement Negotiating Committee
                   --------------------------------------------

        2.02 There shall be a Local Plant Supplemental Negotiating Committee for

   each Local Union. This Committee shall consist of the members of the Master

   Multi-Plant AGREEMENT Negotiating Committee plus an additional number of representatives, not less than one (1) nor more than four (4), appointed by the Local Union. Each Local Union member of the Master Multi-Plant AGREEMENT

   Negotiating Committee shall be the chairman of his respective Local Plant

   Supplemental Negotiating Committee. Each Local Union agrees to notify the

   COMPANY of the names of its representatives of the Local Plant Supplemental

   Negotiating Committee reasonably in advance so that proper leaves of absence may be arranged as necessary.



                     The Union Negotiating Committee Chairmen
                     ----------------------------------------

        2.03 Prior to negotiations, the UNIONs' Negotiating Committees shall elect their respective Chairmen and notify the COMPANY of their respective choices. The Chairman of the UNION Master Multi-Plant AGREEMENT Negotiating

   Committees shall serve as spokesman for that Committee. The Chairman of the

   Local Plant Supplement Negotiating Committee shall serve as spokesman for his

   respective Local Plant Supplement Negotiating Committee.    Only statements

   of the Chairman of each respective Union Negotiating Committee authorized by

   Committee caucus shall be accepted by the COMPANY as stating the official position of the Committee. All other statements by members of the Union

   Negotiating Committees shall be accepted by the COMPANY as being only informal and unofficial.



            COMPANY Representatives and Company Negotiating Committees
            ----------------------------------------------------------

        2.04 (a)  The COMPANY shall be represented by any number of persons of its choice provided this number does not exceed the number herein allotted to the Union

                  Negotiating Committees.

             (b)  The COMPANY Senior Vice President of Human Resources shall serve as Chairman of the COMPANY Negotiating Committee.

                  Only statements of the Chairman of the COMPANY Negotiating

                  Committee authorized by Committee caucus shall be accepted by the Union Negotiating Committee as stating the official

                  position of the COMPANY. All other statements by members of the COMPANY Negotiating Committee shall be accepted by the

                  UNION as being only informal and unofficial.



                                   Legal Counsel
                                   -------------

        2.05 Either the UNION or the COMPANY shall have the right to have present during negotiations outside legal counsel to any extent it deems advisable. Whenever the UNION or the COMPANY exercises its right under the terms of this provision to have outside legal counsel present, it shall notify the other party.



                                   Stenographer
                                   ------------

        2.06 The parties to this AGREEMENT may mutually agree to any extent they deem advisable to have a stenographer or stenographers present during negotiations.



                               Site of Negotiations
                               --------------------

        2.07 Except when mutually agreed otherwise, all negotiations shall take place in an appropriate space in one of the principal hotels in the city of Charlotte, North Carolina.

                               Hours of Negotiations
                               ---------------------

        2.08. Except when mutually agreed otherwise, the Negotiating Committees of the UNION and the COMPANY shall meet between the hours of 10:00 a.m. and

   12:00 Noon and between 2:00 p.m. and 5:00 p.m.

                                   Observers
                                   ----------

        2.09 Silent observers shall be permitted to attend all negotiating sessions, but shall have neither voice nor vote. A local UNION shall not have more than four observers.

                                    ARTICLE III

                                BARGAINING EXPENSES
                                -------------------

                                  UNION Expenses
                                  ---------------

        3.01 The UNION will pay all travel, hotel, living and any compensation or other expenses incidental to activities of all UNION representatives.



                                 COMPANY Expenses
                                 -----------------

        3.02 The COMPANY will pay all travel, hotel, living and any compensation or other expenses incidental to activities of its representatives.



                           Negotiating Chamber Expenses
                           ----------------------------

        3.03 The cost of renting a negotiations chamber shall be shared one-half by the UNION and one-half by the COMPANY.

                                Expense of Counsel
                                ------------------

        3.04 The UNION shall bear fully the whole expense of its use of its outside legal counsel. The COMPANY shall bear fully the whole expense of its use of its outside counsel.



                                   Stenographer
                                   ------------

        3.05 The UNION and the COMPANY shall share equally the expense of the stenographers used by the negotiating conferences.



                                    ARTICLE IV

                               TERM OF NEGOTIATIONS
                               --------------------

                       Presentation of Proposals in Writing
                       -------------------------------------

        4.01 All proposals regarding either the Master Multi-Plant Working

   AGREEMENT or Local Plant Supplements shall be consolidated and presented in writing by the respective Negotiating Committee Chairman to the other party within thirty days from the first notice by either party of desire to negotiate regarding the Master Multi-Plant Working AGREEMENT or Local Plant

   Supplements. Such notice may be given only at the times and in the manner prescribed by such AGREEMENTs.



                    The First Meeting of Negotiating Committees
                    -------------------------------------------

        4.02 The first meeting of negotiating committees for negotiations under the terms of this contract shall begin two weeks following the receipt of proposals presented as herein provided above.

                               Order of Negotiations
                               ---------------------

        4.03 (a)  The Proposals for the Master Multi-Plant Working AGREEMENT

                  shall be discussed first and continue until the parties have finalized their bargaining positions and exchanged their "best offers" in writing as hereinafter provided. Thereupon,

                  separate discussions of the proposals for each respective

                  Local Plant Supplement shall commence with the appropriate

                  Local Plant Supplemental Negotiating Committee in the

                  following order: Atlanta,     Columbus,     Dallas,

                  Piscataway, Jacksonville, Kansas City, Los Angeles.



             (b)  The discussions and negotiations with the appropriate Local

                  Plant Supplement Negotiations Committee in each instance shall continue until the parties have finalized their bargaining positions and exchanged their "best offers" in writing before proceeding to discussion of the next Local Plan Supplement in the foregoing list with the appropriate Local Plant Supplement

                  Negotiating Committee.



                                     ARTICLE V

                                    CONCESSIONS
                                    -----------

        5.01 The parties to this contract recognize that local business and competitive conditions, local plant and production requirements,

  local  productivity  levels  and  local  area  bedding  industry  rates  cause variations in  SIMMONS labor grade  rates, composite rates  and/or base  rates from plant to plant and  therefore the UNION agrees that at no time during the life  of this agreement  or during the life of  any Master Multi-Plant Working

  AGREEMENT referred to herein will the UNION make contract demands intended  to equalize these rates or narrow these variations at any two or more plants.



       The  parties to this contract realize that the COMPANY plans to institute a  program  designated  to  standardize  its  means,  methods,  processes  and equipment to the greatest extent practicable and whenever any means,  methods,

  processes and  equipment are  so standardized as  to make an  entire operation identical  in  any two  or  more plants,  these  task  times  as measured  and determined by the COMPANY time study engineers will be the same.



       5.02 The COMPANY agrees in  advance that it will  make no demands  having the effect of eliminating the job security of senior employees.



       5.03 The  UNION agrees in advance that it will negotiate in good faith on all  proposals presented  by the COMPANY  whether new or  for modifications of existing agreements and practices.

                                    ARTICLE VI

                              EXCHANGE OF BEST OFFERS
                              -----------------------

        6.01 When either party shall have finalized its bargaining position, it shall so notify the other party.



        6.02 At the next meeting, the COMPANY Chairman shall present in writing to the UNION Chairman the COMPANY's best offer with respect to UNION proposals regarding the Master Multi-Plant Working AGREEMENT, and the Local

   Plant Supplements.



        6.03 At that same meeting, the UNION Chairman shall present in writing to the COMPANY Chairman the UNION's best offer with respect to COMPANY proposals regarding the Master Multi-Plant Working AGREEMENT and the Local

   Plant Supplements.



                                    ARTICLE VII

                               BALLOTING PROCEDURES
                               --------------------

        7.01 The UNION recognizes the propriety of the COMPANY's interest in the uniformity and fairness of the balloting procedures and parliamentary practices to be employed in connection with the democratic ascertainment of the will of its employee members of this UNION. Therefore, while Exhibit A is not to be considered a part of this contract, it is attached hereto for informational purposes so that the COMPANY can be fully informed and reassured concerning the balloting procedures and parliamentary practices to be followed in balloting on the COMPANY's best offer.

        7.02 It is agreed and understood that when reporting the COMPANY's best offers to the employee members through the Local Unions under the balloting procedures described in Exhibit A, the UNION will use the best offers exactly as delivered to it by the COMPANY Negotiating Committee and it is further understood and agreed that the voting on the COMPANY's best offers shall be on a ballot form prepared by the Union Negotiating Committees and containing the COMPANY's summary of its best offers as prepared by the COMPANY

   Negotiating Committee.



        7.03 (a)  When as a result of the balloting described in Exhibit A, an

                  AGREEMENT and Supplements with the COMPANY have been

                  authorized, the COMPANY will be so notified and arrangements made for a meeting to consummate the AGREEMENT and Supplements which will be signed by the respective committees subject to approval and counter-signature of the Director of Upholstery

                  Industries Division as required by The United Steel Workers

                  (Upholstery Industries Division) General Laws.



             (b)  The Master Multi-Plant Working AGREEMENT will be signed for the UNION by the UNION Multi-Plant AGREEMENT Negotiating

                  Committee and each Local Plant Supplement signed by the

                  respective Local Plant Supplement Negotiating Committee

                  subject to
                approval and counter-signature of the Director of Upholstery

                Industries Division as required by The United Steel Workers

                (Upholstery Industries Division) General Laws.



      7.04 (a)  When as a result of the balloting described in Exhibit A, an

                AGREEMENT and Supplements with the COMPANY are not authorized,

                the UNION will give appropriate instructions to the Union

                Negotiating Committees which will resume negotiations with the

                COMPANY.



           (b)  At the conclusion of this second series of negotiations according to the procedures outlined above, the UNION will meet, prepare and submit a report, etc., as described in

                Exhibit A.



           (c)  The procedures described in Exhibit A will be repeated each time the balloting does not authorize an AGREEMENT and

                Supplements and negotiations shall continue until an agreement and supplements are authorized or negotiations become

                deadlocked.



      7.05 When an AGREEMENT and Supplements are authorized, the procedure described above in Section 4 of this Article shall be followed.

        7.06 When negotiations become deadlocked, the UNION will meet to discuss the situations and determine action to be taken.



        7.07 The UNION will then prepare and submit a report and its recommendations to the employee members through the Locals as described in

   Exhibit A.



        7.08 When this balloting results in authorization of an AGREEMENT and all Local Plant Supplements, the procedures above shall be followed.


        7.09 When this balloting results in a decision to strike the UNION shall pursuant to UNION Law, request the Director of Upholstery Industries Division for permission to strike.



                                   ARTICLE VIII

                     MULTI-PLANT NEGOTIATIONS IN FUTURE YEARS

                                    BEYOND 1961
                                    -----------

        8.01 The parties to this Multi-Plant Bargaining Procedures Contract agree that all its provisions and amendments mutually agreed upon shall be the basis in any future year for any negotiations conducted on a multi-plant basis.



                                    ARTICLE IX

          RATIFICATION OF THIS MULTI-PLANT BARGAINING PROCEDURES CONTRACT
          ---------------------------------------------------------------

        9.01 The provisions of this Multi-Plant Bargaining Procedures

   Contract shall be binding on The United Steel Workers (Upholstery Industries

   Division) and all of its local unions above listed when this contract has been executed by the duly authorized officers of The United Steel Workers

   (Upholstery Industries Division). The execution of this contract by said The

   United Steel Workers (Upholstery Industries Division) officers constitutes an affirmation by said officers that they have duly authorized to do so under the constitutional provisions of The United Steel Workers (Upholstery

   Industries Division) General Laws.



        9.02 The execution of this contract by the representatives of the

   COMPANY constitutes an affirmation by such representatives that they have been authorized to do so by the Corporation.



        9.03 This Multi-Plant Bargaining Procedures Contract may be terminated by the COMPANY or The United Steel Workers of America, A.F.L., C.I.O., C.L.C.

   (Upholstery Industries Division), on sixty (60) days notice in writing.

   However, such notice may not be given by either party prior to October 15,

   1994. On the expiration of such notice, all collective bargaining negotiations for AGREEMENTs and Schedules shall be conducted on a single plant basis when and as their current AGREEMENT expires.

   IN WITNESS WHEREOF, the Parties have hereunto set their hands and seals.



   FOR SIMMONS COMPANY                FOR THE UNION

   /s/ Robert K. Barton                         /s/ Ernest F. Shorn
   ---------------------------                  -------------------------------

   /s/                                          /s/
   ---------------------------                  -------------------------------

   /s/ John W. Salter                           /s/ Raymond E. Valdez
   ---------------------------                  -------------------------------

                                                /s/
   ---------------------------                  -------------------------------

                                                /s/ M.E. Kelly
   ---------------------------                  -------------------------------

                                                /s/ C. Alston
   ---------------------------                  -------------------------------

                                                /s/
   ---------------------------                  -------------------------------


   ---------------------------                  -------------------------------


   ---------------------------                  -------------------------------


   ---------------------------                  -------------------------------

                                     EXHIBIT A
                               BALLOTING PROCEDURES
                               --------------------

   1.   Within a week of the submission in writing of the COMPANY's best offers to the respective UNION Chairmen, the UNION shall prepare a complete report of the negotiations including all UNION proposals, all COMPANY proposals with the COMPANY's best offers, including the conclusions reached on all proposals, and transmit this report with whatever recommendations deemed warranted, to the employee members through the

        Local Unions for a referendum vote of all the employee members covered by the Multi-Plant Bargaining Procedures Contract. A copy of this report will be furnished to the COMPANY.



   2.   (a)  Simultaneous meetings (on same day and hours) of all Locals will be prearranged and held.



        (b)  At each Local Meeting, the Local representative on the UNION

             National Negotiating Committee will submit the UNION report on

             Master Multi-Plant AGREEMENT negotiations and the Chairman of the Local Plant Supplement Negotiating Committee will submit the report on Local Plant Supplements negotiations and each may also verbally elaborate if deemed necessary. After a thorough discussion by the employee members present, the chairman of the meeting shall submit the negotiating reports
             to a single vote.

        (c)  The employee members present shall vote "yes" or "no".



        (d)  Balloting shall be by supervised secret ballot conducted in accordance with The United Steel Workers (Upholstery Industries

             Division) referendum and election laws. The United Steel Workers

             (Upholstery Industries Division) shall furnish Supervisors to supervise the secret balloting. The expenses of the balloting shall be borne by the UNION. The United Steel Workers (Upholstery

             Industries Division) supervisors shall be paid by The United Steel

             Workers (Upholstery Industries Division).



        (e)  Balloting shall be by all employee members subject to the AGREEMENT and Supplements and present at the meeting who shall be given ample time to cast their ballots. All ballots shall be deposited by the balloting employee member in a locked ballot box.



        (f)  The ballot boxes will be unlocked and opened and the ballots counted by the UNION Election Tellers only in the presence of The

             United Steel Workers

             (Upholstery Industries Division) Supervisor. The ballot boxes shall not be unlocked  until after the simultaneous closing  of the polls at every balloting location. A report of the count shall be made to the  UNION  by  The  United  Steel Workers  (Upholstery  Industries

             Division) Supervisor within twenty-four (24)  hours after polls are closed.



        (g)  The United Steel Workers (Upholstery Industries Division)

             Supervisor's reports of the balloting to The United Steel Workers

             (Upholstery Industries Division) shall include (1) the number of employee members present and voting; (2) the number of "yes" votes;

             and (3) the number of "no" votes.



   3.   (a)  The United Steel Workers (Upholstery Industries Division) will then tabulate the ballots - all "yes" votes cast in all Locals into one group and all "no" votes cast in all Locals in another group. The majority shall determine the result which shall be binding on all employee members at all plants irrespective of the number of "yes"

             or "no" votes at any one plant.



        (b)  The ballots of Locals failing to meet and vote on the date and during hours prearranged and set for
             the simultaneous meetings will not be included in this tabulation.



        (c)  A report of the results of the tabulations of the ballots will then be transmitted to the UNION, the UNION Bargaining Committees and

             the Local Unions and to the COMPANY. This report will be itemized by Local - listing the number of employee members present and voting, the number of "yes" and "no" votes cast in each Local

             Union.

                      SIMMONS BARGAINING GROUPS

     Plant       UIU     IAM     UFWA    ILWU    TEAMSTERS    RENEWAL
   -------      ------   -----   ----    ----    ---------    -------
   Atlanta      Local                                         Oct-97
                 63

   Columbus     Local   Lodge                                 Oct-97
                 424      55

   Dallas       Local                                         Oct-97
                 422

   Piscataway   Local   Lodge                                 Oct-97
                 420     315

   Jacksonville
                Local                                         Oct-97
                 425

   Kansas City  Local   Lodge                                 Oct-97
                 173      72

   Los          Local                              Local      Oct-97
   Angeles       515                                986

   San                          Local
   Leandro                       262

   Honolulu                               Local
                                           142

                            ATLANTA PLANT

                             SUPPLEMENT

                              LOCAL #63

                           INDEX

ARTICLE         ITEM  . . . . . . . . . . . . . . . PAGE

I     RECOGNITION AND UNION SECURITY
      1.01 Recognition  . . . . . . . . . . . . . . .  2
      1.02 Check Off  . . . . . . . . . . . . . . . .  2
II    HOURS OF WORK
      2.01 Shifts   . . . . . . . . . . . . . . . . .  2
      2.02 Notice of Shift Changes  . . . . . . . . .  3
III   INVENTORY WORK  . . . . . . . . . . . . . . . .  4
IV    PAID HOLIDAYS   . . . . . . . . . . . . . . . .  4
V     SENIORITY
      5.01 Layoffs  . . . . . . . . . . . . . . . . .  5
      5.02 Termination of Seniority   . . . . . . . .  8
      5.03 Return from Surplus Labor  . . . . . . . .  8
      5.04 Right of Recall  . . . . . . . . . . . . .  8
      5.05 Furlough   . . . . . . . . . . . . . . . .  9
      5.06 Bidding  . . . . . . . . . . . . . . . . .  9
      5.07 Failure to Succeed on Bid Job  . . . . . . 10
      5.09 New Classification Structure   . . . . . . 11
      5.10 Approved Leave   . . . . . . . . . . . . . 13
      5.11 Leave of Absence for Union Activity  . . . 14
      5.12 Procedure for Rehiring from LOA for Union
           Business . . . . . . . . . . . . . . . . . 14
      5.13 Bumping Production Employees/Mechanical
           Employees  . . . . . . . . . . . . . . . . 14
      5.14 Hiring Rate & Progression  . . . . . . . . 15
VI    PAID VACATIONS  . . . . . . . . . . . . . . . . 15
VII   LEGAL COUNSEL   . . . . . . . . . . . . . . . . 15
VIII  GROUP OPERATIONS  . . . . . . . . . . . . . . . 16
IX    MECHANIC/MACHINIST APPRENTICE TRAINING
      SCHEDULE/PAY RATE   . . . . . . . . . . . . . . 16
X     WORK WAIT
      10.01 Work Wait   . . . . . . . . . . . . . . . 17
      10.02 Electric Power Failure  . . . . . . . . . 17
      10.03 Rate for Borrowed Man   . . . . . . . . . 17
      10.04 Temporary Jobs  . . . . . . . . . . . . . 17
XI    LEAVE OF ABSENCE  . . . . . . . . . . . . . . . 18
XII   EQUAL EMPLOYMENT OPPORTUNITY  . . . . . . . . . 18
XII   DURATION AND TERMINATION OF SUPPLEMENT  . . . . 19
      WAGES--ATLANTA PLANT CLASSIFICATION STRUCTURE . 21

      SIGNATURES    . . . . . . . . . . . . . . . . . 20

                            ATLANTA PLANT SUPPLEMENT

    This AGREEMENT, made this 16th day of October, 1994, by and between SIMMONS COMPANY, Atlanta, Georgia, hereinafter referred to as the EMPLOYER, and the United Steelworkers of America, A.F.L.,C.I.O.,C.L.C. (Upholstery Industries Division) hereinafter referred to as the UNION, acting through its agent, Local Union #63, for and on behalf of itself and the employees of said Company, at its plant located at Atlanta, Georgia, supplementing the MASTER MULTI PLANT WORKING AGREEMENT between the same parties and others.

                                    ARTICLE I
                                    ---------
                         RECOGNITION AND UNION SECURITY

    1.01 Recognition. The persons covered by this contract include all employees of the COMPANY described in Appendix I and II, employed in its Atlanta, Georgia plant, excluding office workers, supervisors, foremen, inspectors, watchmen, plant guards, departmental coordinators, carload checkers, or persons in any way identified with MANAGEMENT.

    1.02 Check Off. The deduction of initiation fees and regular UNION dues, as certified by the UNION in writing to the EMPLOYER, shall be made from the fourth
(4th) pay period of each month and remitted to the Treasurer of the United Steel Workers of America by the tenth (10th) day of the following month, or sooner if possible.

    1.03 Department Committee meetings or conferences with the MANAGEMENT, if held during regular working hours, shall result in no loss of pay to the employees.

                                   ARTICLE II
                                   ----------
                                  HOURS OF WORK

     2.01 Shifts

           A. The normal first shift shall be from 7:00 a.m. to 3:30 p.m. with a thirty (30) minute lunch period without pay.

           B. The normal second shift shall be from 3:30 p.m to 12:00 Midnight with a thirty (30) minute lunch period without pay.

           C. Whenever three shifts are to be worked, the normal third shift will begin work at 12:00 Midnight and continue to work until 7:00 a.m., with a thirty (30) minute lunch period without pay.

           D. First Shift: Lunch period Thirty (30) minutes to be staggered as per agreement between 11:30 a.m. and 12:30 p.m.

               Rest period: Ten (10) minutes each; 1st rest period 9:30 a.m. to 9:40 a.m.; 2nd rest period 2:00 p.m. to 2:10 p.m.

               Second Shift: Lunch period 7:30 p.m. to 8:00 p.m.; 1st rest period from 5:30 p.m. to 5:40 p.m.; 2nd rest period from 9:20 p.m. to 9:30 p.m.

               Third Shift: Lunch period 3:00 a.m. to 3:30 a.m.; 1st rest period from 1:30 a.m. to 1:40 a.m.; 2nd rest period from 5:20 a.m. to 5:30 a.m.

          E. Employees will be required to work two consecutive Saturdays all year long. If an employee agrees to work the third Saturday, said employee must then work two more consecutive Saturdays, for a total of five before having the option of being off on Saturday.

          F. Overtime on Friday up to ten (10) hours will be scheduled as mandatory overtime provided that these employees are exempt from Saturday work.

    2.02 Notice of Shift Changes. Employees shall receive seven (7) days notice of any change in shift assignment, and when it is necessary to temporarily assign an employee, or group of employees, from a permanent shift assignment to take care of operational bottlenecks, the UNION will mutually agree with the COMPANY to the adjustment of shift hours, and reasonable notice ("reasonable" means by end of the prior working day) will be given to the employee(s) involved.

    2.03 Whenever more than one shift is necessary, employees with seniority shall be allowed to choose the shift on which they will work. However, the necessity for exceptions shall be discussed between the department delegate and the department foreman.

    2.04 No premium wage or extra compensation shall be paid for work on customary holidays except that time and one half wage compensation shall be paid for work performed on any of the following holidays only:

      New Year's Day           Wednesday before Thanksgiving
      M.L. King, Jr. Birthday  Thanksgiving Day
      Good Friday              Day after Thanksgiving
      Memorial Day             Christmas Eve
      Fourth of July           Christmas Day
      Labor Day

                                   ARTICLE III
                                 INVENTORY WORK

    3.01 In selecting the employees needed for inventory purposes, preference will be given to day workers. Division superintendents may assign unqualified day workers to material handling, cleaning, etc.

     3.02 Day workers will be paid the rate of their classification for all inventory work.

     3.03 Whenever pieceworkers are to be used for taking inventory, they shall be used in departments in which they are familiar with the items to be inventoried. Pieceworkers who are selected will receive their average hourly rate, unless otherwise mutually agreed.

                                   ARTICLE IV
                                  PAID HOLIDAYS

    4.01 In addition to the seven (7) paid holidays listed in Section 10.01 of the MASTER MULTI-PLANT WORKING AGREEMENT, the following four (4) additional paid holidays shall be celebrated in accordance with Article X of the MASTER MULTI-PLANT WORKING AGREEMENT:

          1. Good Friday
          2. Wednesday before Thanksgiving
          3. Day after Thanksgiving Day
          4. Last work day before Christmas Day

    4.02 An employee must have sixty (60) days or more of service to be eligible for holidays.

    4.03 "When an eligible employee goes on sick leave, he/she shall receive pay for one such holiday."

    4.04 Except as otherwise provided, the COMPANY will pay every eligible employee who is not required to perform work in the service of the COMPANY on such holidays on the following basis: If an incentive worker, payment will be paid at eight (8) times the employee's quarterly average hourly rate excluding overtime premiums. Hourly workers will be paid eight (8) times their hourly rate, with the following conditions:

      A. That such employee shall have worked on the schedule work day preceding a holiday and on the schedule work day following a holiday, except in the case of sickness to the individual and evidence of such sickness supported by a doctor's certificate and unless excused by MANAGEMENT.

      B. Any employee required to work on the above mentioned holidays will receive time and one half pay for work actually performed plus eight
         (8) hours at his average hourly straight time earnings.

      C. The time allowed for holidays and not actually worked by the employee shall be included in determining the number of hours worked during the week with respect to overtime compensation.

    4.05 If any of the above mentioned holidays fall on Sunday, and it is observed the following Monday, compensation will be paid for that day by this agreement.

    4.06 If for any reason beyond the control of the employees of the SIMMONS COMPANY, Atlanta Works, the entire plant is shut down for a period of one week, during which a holiday occurs. In that event, eligible employees will receive compensation for the paid holiday involved.

                                    ARTICLE V
                                    SENIORITY
     5.01 Layoffs

          A. The COMPANY recognizes the principle of seniority (last hired will be the first laid off) among its employees and agrees that all layoffs occasioned by lack of work and subsequent recalls from layoff shall be by seniority as provided below.

          B. When increases or decreases in the work force become necessary, they shall be made on the basis of seniority within work groupings.

C. Laid off employees who have seniority rights will be recalled in accordance with their seniority as described in Section 5.03.

D. In the event a layoff is necessary, the reduction will be by classification and seniority, giving the affected employee the right to bump or roll the youngest employee in such employee's work grouping provided as follows:

     (1) Employees having previously bid on the classification which is to be reduced and such employee has six (6) months or less training, he/she will be the first to be laid off. Employees who have earned piecework for two (2) consecutive weeks will be protected by plant seniority.

     (2) If trained in one or more classifications within the work grouping, the affected employee must roll or bump into a trained classification. If trained in one or more classifications within the work grouping, the affected employee may select the trained classification he/she so desires according to seniority.

     (3) If the affected employee is not trained in more than one classification within his/her work grouping, then the affected employee may roll or bump the youngest employee within the grouping without regard to previous qualifications.

     (4) If such employee is unable to roll or bump within his/her work grouping as provided in #2 and #3 above, and the affected employee is qualified to perform jobs in other classifications in a different work grouping without training, such employee may roll or bump the youngest employee in such classification as provided by Seniority Rule in A and B above.

     (5) If such employee is not permitted to remain in his/her work grouping and does not qualify to roll or bump into any other work grouping, such employee will be permitted to roll or bump any employee in Group VI without previous qualifications as provided by Seniority Rules in A and B. This does not apply to repair work, unless he/she is qualified to do the particular repair work.

E. The COMPANY has the right to train employees in any particular grouping provided such employees are the youngest untrained in seniority and provided further such employees are physically able to perform such jobs. The term "not physically able" as used herein shall mean that the subject employee has a permanent physical disability or condition that prevents him/her from performing his/her job in a satisfactory manner and that this fact has been verified in writing by a physician.

F. The COMPANY will train such senior employees that request additional training in new jobs. Payment for training purposes will be at the existing base rate or labor grade rate of the new or old job, whichever is highest. When the employee earns piecework, he/she shall receive such.

G.    Refreshing of skills shall be paid as follows:
      Employees who have been off the job less than thirty (30) days will receive no training; off the job from thirty (30) to sixty (60) days will receive eight (8) hours training; sixty (60) days to six (6) months will receive sixteen (16) hours training; off the job in excess of six (6) months will receive twenty four (24) hours training.

H. Skills audit will be conducted with employees and each employee can declare the jobs he/she feels he/she should remain qualified in.

I. Any employee who is trained on a new job may not declare himself/herself ineligible for such skill until he/she has made such available to the COMPANY for a minimum of eighteen (18) months.

J. Any employee assigned to his/her secondary skill must be assigned to such for a minimum of two (2) consecutive hours. The COMPANY agrees that no more than one move will be made per day.

K. During layoff, any employee shall have the right to declare himself/herself eligible for any and all skills he/she has previously qualified for, provided such skills will be available to the COMPANY for a continuous eighteen (18) month period thereafter.

L. The borrowed man clause will be available whenever an employee is taken off his/her regular classification for the convenience of the COMPANY.

          In the event there is any conflict between a provision of the above
          Article V and the remainder of this L.P.S., the above shall govern.

    5.02 Termination of Seniority. When the employee refuses to accept available work as outlined above, such refusal will terminate the right of recall and result in the loss of all seniority rights.

    5.03 Return from Surplus Labor. If due to Seniority Rules in Section 5.01, A and B above, an affected employee must go on Surplus Labor, the same rules would apply returning to open jobs.

          D 2 1st Priority
          D 3 2nd Priority
          D 4 3rd Priority

     5.04 Right of Recall

           A. The COMPANY will return the most senior employee on layoff to such employee's former work grouping when an opening in any one of the classifications contained therein occurs, provided such employee can successfully perform the work available.
              When opening occurs in the employee's former classification, he/she must return to that classification.

           B. In the event there is an opening in another skill grouping for which there are no employees available in such skill grouping on surplus labor, and provided a senior employee from another skill group on surplus labor can successfully perform the available work, such employee will be given an opportunity to return to the active payroll prior to the hiring of a new employee. When an opening occurs in the employee's former classification, he/she must return to that classification.

           C. If there are no openings for incentive classifications, but there is a need in Grouping VI, the most senior employee on surplus labor will be given an opportunity to qualify for such work before the COMPANY hires new employees. Those who have been transferred into Group VI and are learning, will receive either their day work rate or base rate of the new job, whichever is higher.

           D. In the event a job is posted for bid and there are no bidders, the most senior employee on layoff who is qualified to perform the posted job duties will be given an opportunity to take the open job. It is clearly the responsibility of the employee to make known to management his desire to identify the job he wishes to return to in writing.

           E. An employee who is not recalled under Sections A, B, C or D may be recalled in line with his seniority and qualification, but only if there are no qualified employees on surplus labor waiting to be recalled to said job.

    5.05 Furlough. In order to provide a more reasonable work schedule for senior employees when hours are shortened due to business conditions, the Operations Manager (or appointed designee) will have the responsibility of placing on furlough those employees who are not needed to meed the daily production requirements. The furloughed employee(s) will be placed on surplus labor so as to make them eligible for unemployment benefits during the furlough period, if otherwise eligible. The furlough will be conducted by classification, then shift and by seniority, starting with the most senior employee, without the bump/roll process. The furlough will not be of a length that would allow for cessation of health benefits (except as in section B below), meaning that an employee must work at least one day in a given calendar month. The employee will make up their portion of premium contributions upon their return from furlough.

     A. If an employee is to be furloughed a continuous month, then the Company will make the employee's benefit contribution for that month.

     B. A furlough is not to exceed a time frame which would encompass more than one calendar month. Stated another way, a furlough cannot exceed a combination of two partial months (at least one day worked) plus one calendar month. Should business conditions warrant a longer time frame then layoff language will be referenced.

    5.06 Bidding. Any employee with greater than 60 days seniority is eligible to bid, except as noted in 5.05(A).

    When it is necessary to fill a new job, such positions shall be posted by MANAGEMENT on bulletin boards for twenty four (24) hours. All bids will be held in strictest confidence. At the end of this period, all bids will be reviewed with the Local President (or designee) and MANAGEMENT shall fill this job with the qualified bidder having the greatest seniority. In the event an employee with from 60 days to 6 months seniority is the successful bidder, MANAGEMENT has the right to award or decline the bid. The determination of qualifications shall be exclusively a right of MANAGEMENT.

     A. To be eligible for bidding purposes, an employee must have not successfully exercised the right to bid for at least twelve (12) months.

     B. Employees on the active payroll who are successful bidders on an open job will receive the base rate of the job they have bid on during their learning period.

     C. It is agreed that the successful bidder will be transferred to a new job as soon as possible; but in no case will he/she remain longer than three (3) weeks on his/her former job, during which time MANAGEMENT will have the opportunity to provide a suitable replacement.

     D. Should MANAGEMENT choose to withdraw a posted job that was successfully bid on, that job cannot be posted for 60 calendar days. If posted prior to 60 days, the job will be awarded per the original bids.

5.07. Failure to Succeed on Bid Job

A. In the event a successful bidder is unable to satisfactorily learn the new job in accordance with the learning curve, such employee may return to his/her former job, if available. If not available, such employee may perform jobs in other classifications in a different work grouping without training, roll or bump the youngest employee in other job classifications, provided he/she is qualified without extra training. In addition, such employee may bump the least senior employee in Group V if his/her seniority permits and such employee is physically qualified to do the work.

B. Employees may be disqualified for bona fide physical reasons, in which event they may roll or bump into Group V provided they are physically qualified to perform the selected job in Group V, or go on surplus labor.

     The term "bona fide physical reasons" as used herein shall mean that the subject employee has a permanent physical disability or condition that prevents such employee from performing the job in a satisfactory manner and such disability is verified in writing by a licensed physician.

C. In the event an employee twice fails to qualify in one (1) year on a job that was successfully bid for, such employee shall be disqualified from further bidding for two (2) full years.

    5.08 Disqualification Following a Bump, Roll, or Transfer. An employee placed on a job as the result of a bump, roll, or transfer who fails to qualify in accordance with the learning curve, will be permitted to roll or bump the youngest employee in Group V or be placed on surplus labor.

     A. Employees who have been disqualified three(3) times, will be terminated.

5.09 Combined Classifications
     A. In an effort to provide a more equal level of hours, the COMPANY may combine two (2) or three (3) different job classifications.

5.09 Skill Group Classifications

                          NEW CLASSIFICATION STRUCTURE
                          ----------------------------
                                FOR ATLANTA PLANT
                                -----------------

Skill Group   Classification Designation               Weeks of Training
- -----------   --------------------------               -----------------

I             CUTTING

              A.  Matts, B/S                                   4
              B.  Slitter                                      4
              C.  Overcast Borders                             4

II            SEWING

              A.  Matts, B/S                                   8
              B.  Overcast & Label                             8
              C.  Quilt Machines                               8
              D.  Border Room                                  10
              E.  Sew Pillowtops/Matt Borders                  8

III           MATTRESS

              A.  Close Mattress                               20
              B.  Hog Ring                                     4

IV            BOX SPRING

              A.  Assemble & Finish Wood Frames                4
              B.  Top Off Construction                         4
              C.  PreLoad                                      4
              D.  Upholster B/S                                6

V             INDIRECT LABOR

              A.  Inspection                                   2
              B.  Material Handlers                            1
              C.  Shipping                                     1
              D.  Receiving                                    1
              E.  Sweepers                                     1
              F.  Repairs                                      8
              G.  Packing Matts & B/S                          1

Skill Group       Classification Designation      Weeks of Training
- -----------       --------------------------      -----------------

VI            MECHANICS
              Qualifications & Training: Must successfully pass Department of Labor Standards for Apprentice or complete appropriate vocational school courses.

              It is agreed that those currently in such classifications for one
              (1) year or more will not be required to meet DOL admission standards.

VII           Ultrasonic Construction
              A. Ultrasonic Coil Operator                8
              B. Assemble Construction Operator          6
              C. Finish & Inspect Construction           4

    5.10 Approved Leave. Approved leave requires at least three working days notice. In the event of extreme emergency, an employee may call in and request the leave. Documentation must be presented the following day to the Operations Manager and Union President for approval. In the event of conflict over time needed, advance notice required, documentation to support the leave request, or other matters related to the application of the approved leave, the matter will be resolved by mutual consent of the Local 63 President (or designee) and the Operations Manager (or designee). Employees will not be reimbursed, either in time or money, for approved leave time not used in a calendar year. Approved leave will be granted by the following schedule:

     Employees eligible for one week vacation will be eligible for one unpaid day per year.

     Employees eligible for two weeks vacation will be eligible for one paid day per year.

     Employees eligible for three weeks vacation will be eligible for one paid day and one unpaid day per year.

     Employees eligible for four weeks vacation will be eligible for two paid days per year.

    Employees will not be reimbursed, either in time or money, for approved leave time not used in a calendar year. Approved paid leave will be reimbursed via the number of days of leave taken times the employee's average for incentive workers. For employees in a split classification, the higher rate will be applied. Day workers will be paid at their hourly rate.

    5.11 Leave of Absence for Union Activity. The COMPANY will not deny a request for a leave of absence to any employee accepting a position with the UNION. A leave of absence for other purposes, if granted by MANAGEMENT, may be granted for a thirty (30) day period, subject to MANAGEMENT review at the end of the thirty (30) day period.

    5.12 Procedure for Rehiring from Leave of Absence for Union Business. At the expiration of a leave of absence for UNION business, such employee on request, shall be reinstated to the position he/she held prior to his/her leave of absence, provided request is made within sixty (60) days after such employee is available to return to work. If such position has been eliminated, then he/she shall be given other employment for which he/she is suited in accordance with his/her seniority rights.

5.13 Bumping (Rolling) Production Employees and Mechanical Employees

       A. No production employee, pieceworker, or dayworker will be permitted to bump any employee in Skill Group VI, Mechanic, Machinist, Electrician.

          No employee listed in Skill Group VI (above) will be permitted to bump a production employee, pieceworker, or dayworker.

          The above does not limit employees from bidding on open jobs in Class VI, provided such employees have the basic qualifications when the bid is placed.

          Should a person bid and subsequently be disqualified, such individual would return to the job he/she held prior to the bid, or bid on another open job, or bump to an open job. The above bid or bump would be permissible only if such were available at the time of disqualification.

       B. Mechanic, Machinist Apprentice Program: No production employee, pieceworker, or dayworker will be permitted to bump (roll) any employee on the mechanic/machinist training program after the trainee starts on the training job.

          No employee on the mechanic machinist training program will be permitted to bump (roll) a production employee, pieceworker, or dayworker except in the event of disqualification. If disqualified, such trainee would return to the job he/she held prior to bidding on the training program or could bid on another open job or roll to an open job.

       C. Mechanics will not be compelled to work outside their classification.

       D. Memorandum of Agreement on Maintenance Leadman will remain as is with the exception that all increases granted under this contract will be added to the current rate.

5.14    Hiring Rate & Progression
       A. New incentive employees will be hired at $7.00/hr. effective 0/16/94. New hourly workers will be hired at $6.50/hr. effective October 16, 1994. Senior Union Representative and Plant General Manager will set up a program in payment for an employee somewhere between the hiring rate and the base depending on level of productivity (30% or 45%, 60%, 70%, 90% and 100% of base.)

       B. Progression:
          Incentive employees will receive either the hiring rate or their incentive earnings, whichever are higher, once they demonstrate that they can meet quality standards set by the COMPANY.

          Hourly workers shall receive an increase of fifteen cents (15 cents) per hour after completing thirty (30) days with the COMPANY and shall receive labor grade rate for their respective assignment after completing sixty (60) days with the COMPANY.

                                   ARTICLE VI
                                   ----------
                                 PAID VACATIONS

    6.01 Pay for each week of vacation will be figured at forty (40) times an employee's average hourly earning rate for the previous quarter, if an incentive worker, and the employee's regular hourly rate, if paid on an hourly rate, excluding overtime premiums.

                                  ARTICLE VII
                                 LEGAL COUNSEL
                                 -------------

    7.01 Whenever the UNION or the COMPANY desires to have outside legal counsel present at any meeting between the Union Bargaining Committee and MANAGEMENT, it shall notify the other party.

                                  ARTICLE VIII
                                  ------------
                                GROUP OPERATIONS

    8.01 In group or team operations, employees will not split their earnings, unless it is mutually agreed between them that they do so.

                                   ARTICLE IX
                                   ----------
MECHANIC & MACHINIST APPRENTICE TRAINING SCHEDULE AND PAY RATE PROGRESSION SCALE
                           EFFECTIVE October 16, 1994

Hired at                                   10.00

After 30 days increased .20                10.20        If satisfactory

After 90 days increased .10                10.30        If satisfactory

After 6 months increased .10               10.40        If satisfactory

After 12 months increased .10              10.50        If satisfactory

After 18 months increased .10              10.60        If satisfactory

After 2 years bottom of bracket .20        10.80        If satisfactory

After 30 months top of bracket .20         11.00        If satisfactory

    After demonstrating the ability to fill in for experienced mechanics in all phases of the operation, pay would increase to $13.00/hr.

    For the above training schedule, the determination of qualifications shall be exclusively a right of MANAGEMENT. However, if the bidder is qualified at the time he/she gets the job, he/she will not come under the training schedule and will receive the top rate of the classification.

                                    ARTICLE X
                                    ---------
                                    WORK WAIT

    10.01 Work Wait. It is agreed that any piecework employee who is required to wait more than ten (10) continuous minutes and does not leave the immediate work area shall receive compensation at eighty-five percent (85%) of average hourly rate.

    It is agreed that the COMPANY shall have no liability regarding the Work Wait and Reporting In Pay provisions of the AGREEMENT in the event of a breakdown of electric power outside the plant, or if inside the plant and not maintained by the COMPANY, or in the event of a general plant fire, flood, Act of God, act of Public Enemy, or because of conditions beyond the control of the COMPANY.

    10.02 Electric Power Failure. It is agreed that, in the event of an electric power failure, employees will stand by their work stations until instructed by the COMPANY to either go home or to resume work. If the COMPANY, within one (1) hour after the moment of power failure, instructs the employees to either go home or to resume work, the employees will not be paid for the time lost within this one (1) hour. If the COMPANY does not instruct any employee within one (1) hour after the beginning of such power failure to either go home or to resume work, he/she will be paid for this loss of time in accordance with Section 10.01 above; if an incentive worker, and at the regular day work rate of his/her classification; if a day worker, for all time lost from the end of the first minute of power failure to the time he/she is either instructed to go home or to resume work.

    10.03 Rate for Borrowed Man. If an employee is given another job outside of his/her trained skilled work group, the employee will receive compensation based on his/her previous quarterly average hourly rate or his/her piecework earnings on the new job, whichever is higher, except as provided in Section 5.01, Paragraph G.

    10.04 Temporary Jobs. Temporary jobs will only be posted in the event of illness to the full-time employee and if said employee is on an authorized sick leave.

    10.05 Temporaries. The Company may use a maximum of ten(10) temporaries or part-time employees at one time for no more than 60 days at a time. These temporaries or part-time employees would not be eligible for any benefits and would not be eligible for any overtime work if the full-time employees are not working overtime. Hiring rate for part-time employees or temporaries would be the normal hiring rate. If after 60 days the position is still needed, the job will be posted for bidding.

                                   ARTICLE XI
                                ----------------
                                LEAVE OF ABSENCE

    11.01 It is mutually agreed that any employee asking for a leave of absence will be granted such leave at the exclusive discretion of MANAGEMENT in accordance with Section 7.03(f) of the MASTER MULTI-PLANT WORKING AGREEMENT. Leaves of absence will be granted provided an employee can be spared without loss of production or other serious inconvenience to the COMPANY. Leave of absence will be for a period of thirty (30) days and will be reviewed by MANAGEMENT at the expiration of each thirty (30) day period. When a request for a leave of absence has been denied by the COMPANY, the UNION can discuss the subject with the Plant Manager if they feel that the denial is unreasonable. The COMPANY agrees to give due consideration to UNION request.

    11.02 On the return of an employee from a leave of absence, he/she shall be returned to work consistent with Section 5.03.

                                   ARTICLE XII
                                   -----------
                          EQUAL EMPLOYMENT OPPORTUNITY

    SIMMONS COMPANY provides equal employment opportunity to qualified persons without regard to race, color, religion, national origin, age, sex, known handicap, or veteran status except where religion, sex, national origin or age is a bona fide occupational qualification. Our policy relates to all phases of employment, including recruitment, placement, promotion, training, demotion, transfer, layoff, recall and termination, rates of pay, employee benefits and participation in all SIMMONS sponsored employee activities.

    We are opposed to all forms of harassment including sexual, racial, ethnic or religious harassment. Unwelcome sexual advances, requests for sexual favors, and other verbal or physical conduct of a sexual nature or verbal or physical conduct directed at a person's race, color, religion, sex, national origin, age, handicap or veterans status may constitute harassment. Claims of harassment which come to our attention may result in discipline up to and including discharge. At any time, if you believe that you have been harassed, you must report the harassment to your immediate Supervisor or your Human Resources Manager. A confidential investigation will be conducted.

                                   ARTICLE XIII
                                   ------------
                     DURATION AND TERMINATION OF SUPPLEMENT

    13.01 This supplemental agreement shall be in full force and effect for three (3) years, from October 16, 1994 until October 15, 1997.

    13.02 The parties agree that this AGREEMENT together with the MASTER MULTIAPLANT WORKING AGREEMENT, constitutes the entire AGREEMENT between the parties, and at no time during the life of this AGREEMENT shall either party have any obligation to negotiate or bargain with the other party, with respect to any points not covered by this AGREEMENT, and as to the matters covered by this AGREEMENT, only in the manner and to the extent herein provided.

    IN WITNESS WHEREOF, the parties hereunto set their hands and seals as hereinbefore stated.

THE UNITED STEEL WORKERS OF AMERICA,
A.F.L., C.I.O., C.L.C.
(Upholstery Industries Division)        SIMMONS COMPANY

Through its Agent, Local Union #63

By /s/                               /s/ R. Barton  12/9/94
   --------------------------        ------------------------

   __________________________        ________________________



Countersigned at Philadelphia, Pennsylvania

This 9th Day of December, 1994
     ---        --------
The United Steel Workers of America, A.F.L., C.I.O., C.L.C.
(Upholstery Industries Division)

by   /s/ Ernest F. Shorn
    -----------------------------
    Director of Upholstery
    Industries Division

                         SIMMONS COMPANY ATLANTA PLANT
                            CLASSIFICATION STRUCTURE
                           EFFECTIVE OCTOBER 16, 1994
                     APPENDIX I & II COMBINED BY SKILL GROUP



Skill                                                 Base/Hourly/Rate
Group   Classification Designation         10/16/94       10/16/95      10/16/96
- -----   --------------------------      ----------------------------------------
I       Cutting
        A. Matts, B/S              DW           9.07        9.37           9.67
        B. Slitter                 DW           9.07        9.37           9.67
        C. Overcast Borders        DW           9.65        9.95          10.25

II      Sewing
        A. Matts, B/S
           Box Springs             Inc.         7.99        8.24           8.49
        B. Overcast & Label
           Label                   Inc.         8.09        8.34           8.59
           Overcast                Inc.         8.13        8.38           8.63
        C. Quilt Machines          Inc.         8.11        8.36           8.61
        D. Border Room
           Run borders             Inc.         8.42        8.67           8.92
           Cut, Punch, Grommet,
           Attach Handles,
           Bechik Machine          Inc.         8.48        8.73           8.98
           Border Hemmer
           (2-4 Machine)            DW          8.66        8.96           9.26
        E. Sew Pillowtops/
           Matt. Borders           Inc.         8.13        8.38           8.63
           Sew Flaps

III. Mattress
        A. Close Mattress          Inc.         8.63        8.88           9.13
        B. Hog Ring                Inc.         8.67        8.92           9.17

IV Box Spring
        A. Assemble & Finish
           Wood Frames
           Assemble                Inc.         8.58        8.83           9.08
           A.B.C. Router           Inc.         8.52        8.77           9.02
        B. Top Off Construction    Inc.         8.29        8.54           8.79
        C. Pre Load                Inc.         8.28        8.53           8.78
        D. Upholster Box Spring    Inc.         8.92        9.17           9.42

V       Indirect Labor
        A. Inspection              DW           8.38        8.68           8.98
        B. Materials Handlers      DW           8.18        8.48           8.78
           Material Handler
           Leadman                 DW           8.23        8.53           8.83
           Special Leadman         DW           8.43        8.73           9.03
        C. Shipping
           Forklift Operator &
           Order Puller            DW           8.75        9.05           9.35
        D. Receiving
           Forklift Operator       DW           8.60        8.90           9.20
        E. Sweepers                DW           8.15        8.45           8.75
        F. Repair
           Quilt Covers            DW           8.38        8.68           8.98
           Borders                 DW           8.38        8.68           8.98
           Box Spring              DW           8.43        8.73           9.03
           Mattress                DW          11.20       11.50          11.80
        G. Packing Mattress
           & Box Springs
           ARPAC Machine
            Operator               DW           9.60        9.90          10.20
           Offbearer/forklift
            Operator               DW           9.20        9.50           9.80
           Offbearer/Leadperson    DW           9.00        9.30           9.60

VI      Mechanics
        A. Mechanics, Machinists &
           Electricians            DW          13.00       13.30          13.60
           Leadman Maintenance
           Machinery               DW          13.20       13.50          13.80

VII     Ultrasonic Construction
        A. Ultrasonic Coil
           Operator                Inc.         8.14        8.39           8.64
        B. Assemble Constr.        Inc.         8.29        8.54           8.79
        C. Finish & Inspect
           Constr.                 Inc.         8.29        8.54           8.79

                                 COLUMBUS PLANT


                                   SUPPLEMENT


                                   LOCAL #424

                                      INDEX
  ARTICLE TITLE                                                PAGE

  I        RECOGNITION AND UNION SECURITY
           Employees Covered  . . . . . . . . . . . . . . . . .  3
           Check-Off  . . . . . . . . . . . . . . . . . . . . .  3
           Union Representative Seniority   . . . . . . . . . .  3
           Procedure for Returning from Leave of Absence/Union   4

  II       SENIORITY
           Seniority and Layoff   . . . . . . . . . . . . . . .  4
           Columbus Work Groupings  . . . . . . . . . . . . . .  7
           Right of Recall  . . . . . . . . . . . . . . . . . .  8
           Procedure in Replacing Employees/Former Classifi-- .  9
           Probationary Period  . . . . . . . . . . . . . . . .  9
           Change in Union Representatives  . . . . . . . . . . 10
           Layoff Notice  . . . . . . . . . . . . . . . . . . . 10
           Furlough   . . . . . . . . . . . . . . . . . . . . . 11
           Equalization of Work Wherever Practicable  . . . . . 11
           Job Bidding Procedures   . . . . . . . . . . . . . . 11

  III      WORKING HOURS AND OVERTIME
           Shift Schedule   . . . . . . . . . . . . . . . . . . 13

  IV       WAGES
           Hiring Rate  . . . . . . . . . . . . . . . . . . . . 14
           Work Wait Compensation   . . . . . . . . . . . . . . 15
           Make Work  . . . . . . . . . . . . . . . . . . . . . 16
           Qualified Incentive Workers  . . . . . . . . . . . . 16

  V        PAID HOLIDAYS  . . . . . . . . . . . . . . . . . . . 17

  VI       PAID VACATIONS   . . . . . . . . . . . . . . . . . . 18

  VII      INVENTORY WORK   . . . . . . . . . . . . . . . . . . 18

  VIII     LEAVE OF ABSENCE   . . . . . . . . . . . . . . . . . 19
           Determination of Layoffs   . . . . . . . . . . . . . 19

  IX       EQUAL EMPLOYMENT OPPORTUNITY   . . . . . . . . . . . 19

  X        MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . 20

  XI       DURATION AND TERMINATION OF SUPPLEMENT   . . . . . . 20

SIGNATURES  . . . . . . . . . . . . . . . . . . . .   22

APPENDIX "A"  . . . . . . . . . . . . . . . . . .  23-24

APPENDIX "B"  . . . . . . . . . . . . . . . . . .  25-26

COLUMBUS PLANT SUPPLEMENT ADDENDUM  . . . . . . .  27-30

                               COLUMBUS SUPPLEMENT
                               -------------------

                                    AGREEMENT


    This AGREEMENT, made this 16th day of  October, 1994, by and between SIMMONS

COMPANY, Columbus, Ohio, hereinafter referred to as the EMPLOYER, and THE UNITED

STEEL   WORKERS  OF  AMERICA,  A.F.L.,  C.I.O.,  C.L.C.  (Upholstery  Industries

Division), hereinafter referred to as the UNION, acting through its agent, Local

Union No. 424, for and on behalf of  itself and the employees of said COMPANY at its  plant  located  at Columbus,  Ohio,  supplementing  the  MASTER MULTI-PLANT

WORKING AGREEMENT of even date between the same parties and others.

                                    ARTICLE I
                                    ---------

                         RECOGNITION AND UNION SECURITY


     1.01 Employees  Covered. The persons  covered by this contract  include all
          ------------------

production  employees of  the  COMPANY  employed in  its  Columbus, Ohio  plant,

excluding  watchmen,  office janitors,  maintenance department  employees, truck drivers,  foremen, supervisors, private  chauffeurs, main office,  clerical, and engine room and power plant employees.



     1.02 Check-Off. The  deduction of initiation fees and regular UNION dues,
          ---------

as certified by the UNION in writing to the EMPLOYER, shall be made from the second pay period of each  month and remitted  to the Financial Secretary-

Treasurer of the local UNION within five (5) days.



     1.03 UNION Representative Seniority. All officers shall have  top seniority
          ------------------------------

in their classification in the Department and  Plant on all layoffs and recalls.

The priority sequence  will be as follows: President,  Vice President, Financial

Secretary, Recording  Secretary, Sergeant-at-Arms,  three (3)  Trustee Auditors.

Department Stewards will be entitled to top seniority in their classification in the departments second only to the above officers.

     1.04 Procedure for Returning  from Leave of Absence for  UNION Activity. An
          ------------------------------------------------------------------

employee, at the expiration of his leave of absence for UNION activity, shall be returned to  his former classification  on the  basis of  seniority within  work groupings as described in Article II below.

                                   ARTICLE II
                                   ----------

                                    SENIORITY

     2.01 Seniority and Layoff
          --------------------

          A.   The COMPANY  recognizes the  principle of  seniority (last  hired will be the  first laid off) among its  employees and agrees that all layoffs  occasioned by  lack of work  and subsequent  recalls from layoff shall be by seniority as provided  below. In order to make layoff  procedures less cumbersome, the  following procedure will apply.  Bumping rights or options will be given first to the most senior person to be laid off.



          B.   When increases or decreases in  the work force become  necessary,

               they  shall  be  made  on  the basis  of  seniority  within  work groupings.



          C.   Laid off employees who have  seniority rights will be recalled in accordance with their seniority as described in Section 2.02.



          D.   In  the event  a layoff  is necessary, the  reduction will  be by classification  and  seniority giving  the  most senior  affected employee the right to bump or roll the youngest  employee in such employee's work grouping provided as follows:


               1.   If trained in  one or more  classifications within the  work grouping, the  affected employee  must roll or  bump into  a

                    trained  classification.   If   trained  in   one  or   more

                    classifications  within  the  work   grouping  the  affected

                    employee may  select the  trained  classification he/she  so desires according to seniority.

               2.   If the  affected employee  is not trained  in more  than one

                    classification  within  his/her  work  grouping,  then   the

                    affected employee may roll or bump the
                    youngest employee within that grouping without regard to previous qualifications.



               3.   If such employee is unable to roll or bump within his/her

                    work grouping as provided in #1 and #2 above, and the

                    affected employee is qualified to perform jobs in other

                    classifications in a different work grouping without

                    ------- training, such employee may roll or bump the

                    youngest -------- employee in such classification as

                    provided by Seniority Rule in A and B above.


               4.   If such employee is not permitted to remain in his/her

                    work grouping and does not qualify to roll or bump into

                    any other work grouping, such employee will be permitted

                    to roll or bump the youngest worker in Group V or the

                    plant. If, however, he/she elects to bump a quilting

                    operator and requires training to do so, such person must

                    give up rights to his/her former classification at that

                    time.


               5.   If a doctor certifies that an employee has a physical

                    disability that prevents such employee from working on his current job without aggravating such condition, or

                    endangering the health or safety of others, such employee

                    will have the right of bumping the least senior employee

                    on a job that the ailing employee can perform without

                    further training, regardless of job groupings.


     E.   The COMPANY has the right to train employees in any particular grouping provided such employees are the youngest untrained in seniority, and provided further such employees are physically able to perform such jobs.



     F.   The COMPANY will also train such senior employees as request additional training in new jobs.



     G.   Payment for training purposes will be at eighty-five percent (85%) of average rate. When the employee earns piecework, he/she shall receive such.

     H.   Refreshing of skills shall be as follows:

          Employees who have been off the job:

          0 - 15 days         No training allowance

          16 - 29 days        4 hours at average

          30 - 59 days        8 hours at average

          60 days - 6 mos.    24 hours at average

          6 mos. - 1 year     32 hours at average

          1 - 3 years         40 hours at average

          3 years or more     Retrain completely



     I.   (deleted)


     J.   Before  Section 2.01 is placed  in effect, each  employee in each work grouping will be interviewed to  determine his various skills. At that time the employee has the option  of deleting any skills he/she is  no longer interested  in performing. We agree  that both a  COMPANY and a

          UNION representative  will be  present at the  time of  the interview.

          (Interview to be on COMPANY time.)



     K.   Any employee  who is  trained on  a new  job may  not declare  himself ineligible  for such  skill  until  he/she  has  made  himself/herself available to  work in that new job for  a period of twelve (12) months after being qualified.



     L.   Any employee assigned  to his/her secondary skill must  be assigned to such for a minimum of four (4) consecutive hours.  Any assignment less than four (4) hours will be paid at average rate.



     M.   All recalls from  layoff will be made  following the rules in  2.01 in reverse order from layoff.

          D-1        1st Priority
          D-2        2nd Priority

          D-3        3rd Priority
          D-4        4th Priority


     N.   The  borrowed man  clause will  be available  whenever an  employee is taken off  his/her regular classification  for the convenience  of the

          COMPANY.



          In the event  there is any conflict  between a provision of  the above

          Article II and the remainder of this L.P.S., the above shall govern.



     O.   All classifications listed in Appendix A and B attached hereto will be grouped as indicated below:

                                     COLUMBUS WORK GROUPINGS
                                     -----------------------

I.   Cutting
     -------

     A. Mattress, Box Spring

     B. Slitter/Anderson Cutter

II.  Sewing
     ------

     A. Mattress, Box Spring

     B. Overcast & Label

     C. Blindstitch/Hemming

     D. Border

III. Mattress
     --------

     A. Close/Tape

     B. Hog Ring

     C. HMB

     E. Beautyrest Coil

IV. Boxspring
    ---------

     A. Assemble & finish box spring frames

     B. Top-off construction

     C. Pre-load



COL/2-7

     D. Upholster B/S

V.   Indirect Labor
     --------------

     A. Inspection

     B. Material Handlers

     C. Shipping

     D. Receiving

     E. Janitor

     F. Repair

     G. Packaging

     H. Quilter (direct)

     I. Forklift



2.02 Right of Recall
     ---------------


     A.   The  COMPANY will  return the most  senior employee on  layoff to such employee's former  work grouping  when an  opening in  any one  of the classification  contained therein  occurs, provided such  employee can successfully perform the work available. When an opening occurs in the

          employee's   former  classification,   he/she  may   return  to   that

          classification.



     B.   In the  event there is an opening in  another skill grouping for which there are  no employees  available in such  skill grouping  on surplus labor  and provided  a senior  employee  from another  skill group  on surplus  labor can  successfully  perform  the  available  work,  such employee will  be given an opportunity to return to the active payroll prior to the  hiring of a new employee.  When an opening occurs in the

          employee's   former   classification,  he/she   may  return   to  that

          classification.



     C.   If there are no openings for incentive classifications, but there is a need in Group  VIII, the most senior employee on surplus labor will be given an opportunity to qualify for such work before the COMPANY hires new employees. Those who have
          been transferred  into Group  V and are  learning will  receive either their day work rate or base rate of the new job, whichever is higher.



     D.   Procedure in Replacing Employees on Former Classification
          ---------------------------------------------------------

          1.   The Personnel office will check "return to former classification"

               file involving employees presently working in the plant.



          2.   Failing to  find applicants from  step "A", the  personnel office will check  the surplus  labor list and  select employees  on the basis of seniority by work grouping.



          3.   Any employee returning to his/her former classification must remain on that job for a period of one (1) year before having bidding rights.



          4.   Any  employee who has  a "return  to former  classification" form made out and refuses to  accept the former classification when an opening occurs loses any right to  claim that job as his  "former classification" for the purpose of future recall.



          5.   An open or vacant job shall be deemed to exist when a requisition for help is unfilled by  the employment office through "return to former classification"  or by preference  of the employee  on the surplus labor list and shall be filled as hereinafter set forth.



          The COMPANY will furnish to the UNION, monthly, a current list of all people laid off.



     2.03 Probationary  Period. New employees  shall be  considered probationary
          --------------------

employees during the first sixty (60) calendar days of service with the EMPLOYER and  may be discharged for any reason during this period, with or without cause.

If  retained  in  employment   after  the  expiration  of  the  sixty  (60)  day

probationary period, the seniority rating of new employees shall commence with the first day of their employment with the EMPLOYER. Probationary period shall be 60 days for all eligibility requirements.



    2.04   In the event that employee covered by this AGREEMENT is promoted to a supervisory position  or to any other  position outside of the  bargaining unit,

and is thereafter  transferred back into a classification  within the bargaining unit,  he/she shall be  credited with the  amount of seniority  which he/she had acquired before promotion,  plus thirty  (30) calendar  days, but  shall not  be credited with seniority for the time spent outside the bargaining unit in excess of the aforementioned thirty (30) days. He/she shall not be eligible  to replace any  employee other  than  the one  with  the least  seniority  in his/her  work grouping to  which he/she  is returning  if  his/her seniority  so permits.  The employee must decide within six (6)  months whether he/she will stay on the  job or transfer back to the bargaining unit.



     2.05   Upon the execution of this AGREEMENT, a basic seniority list shall be prepared containing the names of all employees who are covered by this

AGREEMENT and the date of the commencement of  their respective employment.

Copies of this seniority  list shall  be posted on  the bulletin  boards, and a copy  shall be delivered to the UNION. The seniority list shall be revised from time to time as necessary, and a list of  the current additions and deletions and hires shall be furnished to the UNION for the previous month.



     2.06     Change in UNION Representatives.  It is agreed that the UNION will
              -------------------------------

keep the COMPANY notified at all times of the persons who are  officers and shop stewards of the UNION.



     2.07    Layoff Notice. The COMPANY  will give four (4) working hours notice
             -------------

of a  temporary layoff. On a permanent layoff, the COMPANY will give a notice of two (2) working days. A "temporary" layoff is when an  employee is laid off for a period  of more  than eight  (8) working hours,  but not  exceeding seven  (7)

calendar days. A  "permanent" layoff is  when an employee  is laid off for  more than seven (7) calendar days.

    2.07a  Furlough -  When a  temporary reduction  in a  classification becomes
           --------

necessary the Company will seek volunteers  for furlough, starting with the most senior employee in  the classification. If no volunteers  are available, regular layoff procedures will apply.  A furlough may  last up to three  weeks and be  a minimum of  one week. Employees  on furlough  will be eligible  for unemployment benefits. Employees must  continue to pay  their portion of  the health  benefit contribution while on furlough.



    2.08    Equalization of Work Wherever Practicable. Hours of work (including
            -----------------------------------------

overtime hours)  will be distributed  as equally as practicable  among qualified employees in each  classification. If complaints are made,  adjustments in equal distribution  of  hours of  work will  be  made, as  far as  practicable, within periods of three (3) months.



     2.09    Job Bidding  Procedures. Any employee with at least six  (6) months
             -----------------------

seniority shall be entitled to bid on any new or vacated job. Notice of such new or  vacated jobs  shall be posted  on the  bulletin board  by the COMPANY  for a minimum of  twenty-four (24)  hours excluding Saturday  and Sunday.  The COMPANY will award the job  to the senior bidder. The successful bidder  shall have a 48 hour  waiting period  (excluding Sundays  and Holidays)  from accepting  the bid until  transfer to the new  job. The successful bidder  can refuse to accept the job awarded  in this  48 hour  period. Union/Company  will use  a document  that reflects  the bidding,  job award,  job refusal,  job transfer  requirements and employee signature for the action taken.



     Any person accepting the posted job must remain on that job for twelve (12)

months. Rule of seniority shall apply. Any  person accepting the posted job will be given  a trial period  of at  least thirty  (30) days  provided he/she  shows progressive improvement, and failing to do  so, he/she shall be disqualified  in which  event he/she may bump the employee  with least seniority in Work Group V.

If disqualified a  second time, he/she shall  be laid-off and have  his/her name placed on the surplus labor list  for a maximum of one (1) year.  Any person who is  a successful  bidder  for an  open  job and  refuses to  accept  the job  is ineligible  to  bid for  a  period  of  one  (1)  year. It  is  understood  that employee(s) who are on  vacation at the time  a job is  posted for bid may  have his/her name entered for bid by the
shop steward. If the employee is the successful bidder and is  subsequently laid off his bidding rights will be restored.


     Because of  the delays inherent in successive job openings, the COMPANY may elect to fill,  without posting, job vacancies resulting from  the assignment of an applicant to the job originally posted, with this exception: When an employee successfully bids to a lower-rated job,  the opening created by his/her  bidding off will be posted. (This will not apply to lateral bids or bids to higher-rated jobs.)  However,  the  COMPANY  will  post  a  vacated  job  resulting  from the assignment  of an  employee to  an  open job  which did  not  originally require posting.



     2.10  Successful  job  bidders  will   be  transferred  to  their  new  job

classification within fifteen (15) calendar days, provided it does not cause any undue  hardship in maintaining existing  production schedules, and provided that they do  not involve  jobs that take  extended training  periods such  as pocket machine operators, and closers.



     Should the COMPANY have a need for components or finished pieces that it is unable to fill  because the replacement for  the successful bidder has  not been able to produce the required number of pieces, it is understood that the COMPANY can borrow  the successful bidder  for a  period not to  exceed sixty  (60) days during which time the successful bidder will continue to work on incentive.



     The COMPANY and UNION committee shall mutually agree on  an extended period to allow the COMPANY sufficient time to train a replacement.



     2.11  In  the event a job is  posted for bid and there  are no bidders, the most senior  employee on  lay-off who  is qualified  to perform  the posted  job duties will  be given an  opportunity to take  the open  job. It is  clearly the responsibility  of the employee  to make known  to MANAGEMENT his/her  desire to identify the job he/she wishes to return to in writing.

                                   ARTICLE III
                                   -----------

                           WORKING HOURS AND OVERTIME

     3.01   Shift Schedule.   The following is the usual shift  schedule which
            ---------------

may be changed by MANAGEMENT upon reasonable notice to the UNION:

          A.   When one  shift is to be  worked in any department,  the schedule will be from 7:00 a.m. until 3:30 p.m. with a one-half hour lunch period between 11:00 a.m to 12:30 p.m.



          B.   When two shifts are to be worked in any department, the schedule will be as follows:



               1.   The first shift will work from 7:00 a.m. until 3:30 p.m.

                    with a one- half hour lunch period between 11:00 a.m. and

                    12:30 p.m.



               2.   The second shift will work  from 3:30 p.m. to 12:00 midnight with  a  one-half  hour  lunch  period  from  7:30  p.m.  to

                    8:00 p.m.



          C.   When three shifts are to work in any department, the schedule will be as follows:



               1.   The first shift will work from 7:00 a.m. until 3:00 p.m.

                    with a one- half hour lunch period between 11:00 a.m. and

                    12:30 p.m.



               2.   The second shift will work from 3:00 p.m. to 11:00 p.m. with a one-half hour lunch period from 7:00 p.m. to 7:30 p.m.



               3.   The third shift will work from 11:00  p.m. to 7:00 a.m. with a one- half hour lunch period from 3:00 a.m. to 3:30 a.m.



     3.02      Whenever three shifts are necessary, each shift shall be paid for eight  (8) hours work with the one-half hour lunch period included. Pieceworkers shall be paid at their average hourly earnings rate for  the one-half hour lunch period. Hourly workers  shall be paid  their hourly rate  for the one-half  hour lunch period.

    3.03  Employees who work the night shift on Friday will not be made to  work before 11:00 a.m. Saturday.



     3.04 Rest Periods.  There shall  be two  (2) ten (10)  minute rest  periods
          ------------

daily, one in the forenoon and one in the afternoon.



     3.05 An incentive employee  shall have the right  to refuse all  work after four  (4) hours  if assigned to  another classification  with a rate  lower than his/her average.



                                   ARTICLE IV
                                   ----------

                                      WAGES

     4.01 Hiring Rate.
          -----------

          A.   The hiring rate for all new employees shall be $7.00 per hour. An increase of  fifteen cents (15 cents) per hour shall be granted to day workers at the end of the first thirty (30) calendar days and ten cents (10 cents) per hour  every thirty (30) calendar days  thereafter until the classification rate is reached.



          B.   An  increase of ten cents (10 cents) per hour shall be granted to pieceworkers after thirty (30) calendar days. In the case  of closers, an additional ten cents (10 cents) per hour shall be granted after the second thirty (30) calendar days.



          C.   Training Rate. The training rate shall be $7.75 per hour.
               -------------


     4.02      The  EMPLOYER and the UNION have agreed  upon the hourly rates of classifications for hourly  workers as set forth  in Appendix "A" and  the basic rates of classifications for pieceworkers as set forth in Appendix "B".

     4.03    Shop  committee meetings or  conferences with any  member of said committee, if  called or approved by  MANAGEMENT during working hours,  shall be compensated for at the employee's basic rate.



     4.04 Work Wait Compensation.
          ----------------------



          A.   If, due  to absenteeism,  mechanical failure, lack of materials,

               components or supplies, an  incentive worker is required to  wait for any continuous period of more than ten (10) minutes time, and he/she is unassigned to any  work, he/she shall be compensated at eighty-five  percent (85%) of his/her average hourly earnings for all time lost.



          B.   If he/she is assigned to  other work, he/she shall be compensated at his/her average hourly earnings rate, except when on secondary skill training  for a job chosen  by employee. In such  event the employee shall  receive  eighty-five  percent  (85%)  of  his/her average hourly rate.



          C.   It is agreed  that the COMPANY shall have  no liability regarding the above provisions in the event of a breakdown of power outside the plant  or  if inside  the  plant and  not maintained  by  the

               COMPANY,  General Plant Fire, Act of God, Act of Public Enemy, or

               because of conditions beyond the control of the COMPANY.



          D.   It is agreed that in the  event of one of the occurrences  listed in  the  preceding  paragraph,  employees  will  stand  by  until instructed by the COMPANY to go home or to return to work. If the

               COMPANY, within  30 minutes after  the moment of  the occurrence,

               instructs employee to go home or to  return to work, the employee will not  be paid for time lost within  this 30 minute period. If the  COMPANY does  not  instruct any  employee within  30 minutes after the beginning of one of the above occurrences to go home or to  return  to work,  he/she  will  be  paid his  average  hourly earnings as  computed in Section  8.05 of the  MASTER MULTI-PLANT

               WORKING

               AGREEMENT if an incentive worker,  and at the hourly daywork rate of his  classification if a dayworker for all time lost  from the end of the first minute of one of the above-listed occurrences to the time  he/she is either instructed to go  home or to return to work.



          E.   An hourly employee assigned to fill-in on  an incentive operation will be paid eighty-five  percent (85%) of his/her average  daily earnings  for  work wait,  provided that  he/she has  earned such amount that  day on  the operation to  which he/she  is assigned.

               Should  he/she fail  to  earn such  amount,  he/she will  receive his/her hourly rate for work wait.



     4.05      Make Work.   All employees  in incentive classifications  who are
               ----------

temporarily out  of work in  their classification, will  be paid at the  rate of

$7.80 per hour when MANAGEMENT assigns them to a classification other than their own. This rate does not apply to new employees or employees with an average rate of less than the rate listed in this section.



     4.06      If an employee  is injured in the plant  while performing work on his/her  assigned classification  and it  is  necessary for  him/her to  receive treatment by  either  the COMPANY  Doctor  or Nurse  during working  hours,  the

COMPANY shall pay for the time spent in the treatment of such injury. If either the  Doctor  or the  Nurse certifies  that  such injured  employee is  unable to continue work because of the injury, the COMPANY will pay for the balance of the scheduled shift. Said  pay shall be  at hourly  rate for hourly  workers and  at average hourly earnings for pieceworkers. None of the sections of this paragraph are  to be  so  construed that  benefits will  inure in  addition or  pyramid on disability payments of Workers Compensation payments.



     4.07      Qualified Incentive Workers.   To be qualified,  an employee must
               ----------------------------

attain one hundred percent  (100%) of the  basic rate for a  period of five  (5)

continuous days.  A Utility classification  employee or any other  employee must also meet  this standard to be an adequate replacement for an absent member of a team.

     4.08    No incentive worker will be required to work at piecework with an employee who  has been off  that job for  more than  thirty (30) days  until the employee has had reasonable  time to learn the job.  Time not to exceed two  (2)

working days.



                                    ARTICLE V
                                    ---------

                                  PAID HOLIDAYS

     5.01 In  addition to  the seven  (7) paid  holidays listed  in Section

10.01 of the MASTER MULTI-PLANT WORKING AGREEMENT, the following additional paid holidays shall  be celebrated in accordance with Article  X of the Master Multi-

Plant Working AGREEMENT:

           Good Friday

           Friday after Thanksgiving Day

           Day before New Year's Day

           Day before Christmas



     5.02      In order to receive holiday pay, an employee must have 60 days or more  of  service and  work  the last  scheduled  workday before  and  the first scheduled workday after the holiday.



     5.03      When an eligible employee  is on an approved leave of absence for either pregnancy, illness, accident, or personal reasons, and  a paid holiday or holidays occur during this period, he/she  shall receive pay for the first  paid holiday  occurring after  the  commencement  of such  leave  of  absence. If  an employee's approved leave of absence begins on the day following a  holiday, the employee will be paid for such holiday.

                                   ARTICLE VI
                                   ----------

                                 PAID VACATIONS

     6.01      The COMPANY will grant paid vacation to employees as set forth in the MASTER MULTI-PLANT WORKING AGREEMENT.



     6.02      Pay for each week of vacation will be figured at forty (40) times an  employee's  average  hourly  earning  rate of  the  previous  quarter  if an incentive worker  and the employee's  regular hourly rate  if paid on  an hourly rate, excluding overtime premiums.



     6.03      One (1)  week of vacation  can be taken  at 8 hour  intervals (by days) with one week or more notice and seniority permitting. Time of payment for this week to be determined.



                                   ARTICLE VII
                                   -----------

                                 INVENTORY WORK



     7.01      When employees are selected for inventory work, the selection shall be made by applying the following factors:

          1.   Length of service

          2.   Qualifications (ability to read, write, compute, weigh, and identify the components and products)

          3.   Non-volunteers on basis of youngest in seniority, if qualified.


     Length of continuous  service shall govern  where, as  between two or  more employees, in the judgement of the COMPANY, the factors in Item 2 are relatively equal.

                                  ARTICLE VIII
                                  ------------

                                LEAVE OF ABSENCE


        8.01   On the return to work of an  employee from a leave of absence for pregnancy, illness,  accident, or other  legitimate reason, such  employee shall return  to his/her  original shift  and classification  and department  and work station  (work  station  does  not apply  if  sick  leave  was  over 12  months)

consistent  with Article  II, Seniority,  above. Any  employee returning  from a leave  of absence of  more than 30 days  must give two  (2) working days advance notice of his/her return.



         8.02  Determination  of  Layoffs.    If   the  hours  of  work  in  any
               --------------------------

classification  fall  below  sixty  (60) hours  for  a  period  of  any two  (2)

consecutive weeks, the COMPANY will lay off a sufficient number of  employees to permit a nearer normal work week.



                                   ARTICLE IX
                                   ----------

                          EQUAL EMPLOYMENT OPPORTUNITY



     SIMMONS  COMPANY provides equal employment opportunity to qualified persons without regard to  race, color, religion, national origin  or ancestry, age, sex

(including pregnancy and  any illness  arising out of  and occurring during  the course of pregnancy,  childbirth or related to medical  condition), handicap, or veteran status except where religion, sex, national origin or age is a bona fide occupational  qualification. Our  policy relates  to all  phases  of employment,

including  recruitment,  placement,  promotion,  training,  demotion,  transfer,

layoff,   recall  and   termination,  rates   of  pay,  employee   benefits  and

participation in all SIMMONS sponsored employee activities.



     We are opposed  to all forms of harassment including sexual, racial, ethnic or religious harassment. Unwelcome sexual advances, requests for sexual  favors,

and  other verbal or physical  conduct of a sexual nature  or verbal or physical conduct directed at a person's race, color, religion, sex, national origin, age,

handicap or veterans status may constitute harassment. Claims of harassment which come to our attention may result in discipline up to and including discharge. At  any time, if you  believe that you have  been harassed,

you  must report  the  harassment to  your  immediate Supervisor  or your  Human

Resources Manager. A confidential investigation will be conducted.



                                    ARTICLE X
                                    ---------

                                  MISCELLANEOUS



     10.01     The Company agrees to cooperate with  the Union representative on information regarding Worker's Compensation and Unemployment Compensation.



     10.02     The Company will contribute $2.00 towards the purchase of  safety shoes.



     10.03     The Company will furnish the same type of hand cleaner as the IAM for the following departments: 160 - 225 - 490.



     10.04     The Company and Union agree to update Skills Audits on a timely basis.



     10.05     The Company and Union will discuss incentive systems for some hourly positions.



     10.06     Bereavement pay will be granted up to a maximum of 3 days for the loss of a maternal or paternal grandparent, with proper documentation.



                                   ARTICLE XI
                                   ----------

                     DURATION AND TERMINATION OF SUPPLEMENT



     11.01     THIS SUPPLEMENTAL AGREEMENT shall be in full force and effect for three (3) years, from October 16, 1994 until October 15, 1997.

     11.02     The parties agree  that this AGREEMENT, together with  the MASTER

MULTI-PLANT  WORKING  AGREEMENT  and the  Procedures  Contract,  constitutes the entire agreement  between the parties,  and at no time  during the life  of this

AGREEMENT shall  either party have any  obligation to negotiate  or bargain with the other party, with  respect to any points not covered by  this AGREEMENT, and as to matters covered by  this AGREEMENT, only in the  manner and to the  extend herein provided.

     IN WITNESS WHEREOF, the parties hereunto set their hands and seals as hereinbefore stated.



The United Steel Workers of
America,                                         SIMMONS COMPANY
A.F.L, C.I.O., C.L.C.
(Upholstery Industries Division)

Through its Agent, Local Union
#424
By   /s/                                          /s/ R. Barton  12/8/94
     ---------------------------                  ----------------------------


     ---------------------------                  ----------------------------


     ---------------------------                  ----------------------------


     ---------------------------                  ----------------------------


     ---------------------------                  ----------------------------





Countersigned at Philadelphia, Pennsylvania.
This 8th  day of December, 1974.
     ---         --------

The United Steel Workers of America, A.F.L., C.I.O, C.L.O.

(Upholstery Industries Division)


By /s/ Ernest F. Shorn
   ---------------------------------------------------
      Director of Upholstery Industries Division

                                    COLUMBUS
                                  APPENDIX "A"
                            RATES FOR HOURLY WORKERS

                                    Effective
                                    ---------

Job Description             Code   10/16/94    10/16/95     10/16/96
- ---------------             ----   --------    --------     --------
Fork Lift Truck Operator     D-1    $9.17          9.47       9.77
Truck Checker                D-2     9.12          9.42       9.72

Unloader & Order Fillers     D-3     9.07          9.37       9.67
- - Receiving

Utility Receiving            D-4     9.20          9.50       9.80

Material Handlers - Heavy    D-5     8.95          9.25       9.55
(frames, springs, etc.)

Material Handlers - Light    D-6     8.88          9.18       9.48
(covers, borders, etc.)

Janitors                     D-7     8.88          9.18       9.48

Truck Checkers
& Loaders Shipping           D-8     9.12          9.42       9.72

Storekeeper - Cover Cage     D-9     9.20          9.50       9.80

Key Handlers (in the         D-10    9.05          9.35       9.65
following departments)
1 in Box Spring Department
1 in Beautyrest(R) Department
2 in Open Coil Department
1 in Wood Shop Department

Fold & inspect covers, etc.  D-11    8.88          9.18       9.48

Sort & stack                 D-12    9.10          9.40       9.70

Inspector, 1st Class
finish product               D-13    9.13          9.43       9.73

Repair Mattress (Closer)     D-15    9.18          9.48       9.78

                              Columbus APPENDIX "A"
                              ---------------------

                                        Hourly Rate
                                        Effective

Job Description              Code   10/16/94  10/16/95  10/16/96
- ---------------              -----  --------  --------  --------

Repair Mattress
& Box Spring                 D-21   $8.93      9.23     9.53

Utility - Cut & Sew          D-22    9.19      9.49     9.79

Cutter - Matt & Box          D-24    8.88      9.18     9.48

Hem/Double Overcast Borders  D-37    8.88      9.18     9.48

Slitting/Anderson Cutter     D-43    9.05      9.35     9.65

Inventory - Heavy (frames,
springs, etc.)               D-45    9.03      9.33     9.63

Inventory - Light (covers,
borders, thread, etc.)       D-46    8.73      9.03     9.33

Lead Inspector
& Coordinator                D-47    8.95      9.25     9.55

Loader/Helper                D-49    9.05      9.35     9.65

Construction Opener          D-50    9.05      9.35     9.65

Packer                       D-51    9.15      9.45     9.75

Packer/Helper                D-52    8.95      9.25     9.55

Inspector/Packer             D-53    9.34      9.64     9.94

                                    COLUMBUS
                                    --------
                                  APPENDIX "B"
                                  ------------

               Rate Effective
               --------------
Job
Class            Job Description       Code  10/16/94 10/16/95  10/16/96
- -----      --------------------------- ----  -------- --------  --------

          DEPARTMENT 160 - BOX SPRING
009       Fill, upholster
          & trim box spring            X-2     $8.51     8.76     9.01
          Pre-loader                   X-4      8.15     8.40     8.65

          DEPARTMENT 130 - MATTRESS
          Close mattresses,
               all types               M-1      8.57     8.82     9.07

089       Close mattress on
               closing machine
098       Close Beautyrest(R) on
               closing machine
062       Pocket Machine Operator
          (Beautyrest(R))              M-5      7.97     8.22     8.47
063       Assemble Beautyrest(R)
               construction            M-6      7.58     7.83     8.08
          Hog ring panel
               to construction         M-7      7.79     8.04     8.29
087       Hog ring open coil
096       Hog ring Beautyrest(R)
          Pack matts, all types        M-13     8.37     8.62     8.87
093       Pack mattress
100       Pack Beautyrest(R)

          DEPARTMENT 04 - WOOD ROOM
          Assemble box spring frames   W-1      8.82     9.07     9.32
016       Radius box spring corners
019       Assemble & nail
               box spring frames
               (pneumatic nailer)
020       Rout box spring frame
015       Nailing Machine              W-3      8.81     9.06     9.31

                                    COLUMBUS
                                    ---------
                                  APPENDIX "B"
                                  ------------

                          Piecework Basic Timing Rates
                                  Rate Effective
                          -----------------------------

Job
Class                                  Code  10/16/94 10/16/95  10/16/96
- -----                                  ----  -------- --------  --------

     DEPARTMENT 105 - BORDER

001   Mattress Border Machine
      Operator                          B-1     $8.68    8.93     9.18

002   Operate Bechik 4-hold
           punch with hand switch
           or foot pedal                B-2      8.03    8.28     8.53

003   Attach handles to border
      (other than Bechik)
      DEPARTMENT 115 - CUT & SEW
      Sew & tape mattress & box
           spring cover, attach
           dot fasteners                S-2      7.91    8.16     8.41

050   Sew panels to border matt
054   Sew box spring panels to border
058   Sew welt to panel or borders
      Sew labels, hem panels,
           & overcast                   S-3      8.54    8.79     9.04

048   Sew labels to matt & box
           spring panels
049   Overcast
055   Hemming
057   Overcast & sew Osnaburg
           (Galkin Machine)             S-4      8.13    8.38     8.63

      DEPARTMENT 120 - QUILT
      Quilt Machine Operator            D-48     8.28    8.53     8.78

      DEPARTMENT 150 - BOX SPRING
008   Top Off                           X-1      8.74    8.99     9.24

                            COLUMBUS PLANT SUPPLEMENT
                            -------------------------
                                    ADDENDUM
                                    --------

      The AGREEMENT detailed below between SIMMONS COMPANY, Columbus, Ohio, and the  United Steel  Workers  of  America, AFL,  CIO,  CLC (Upholstery  Industries

Division) Local Union No. 424 will take effect on  October 16, 1994 and continue until  the termination  date  of  the MASTER  MULTI-PLANT  WORKING AGREEMENT  on

October 15, 1997.



      In  all  cases  where  the  language below  conflicts  or  is otherwise in disagreement with the "Columbus Supplement", the language below shall prevail.

      1. Overtime: The  normal overtime schedule  for production  employees will
         --------

         be limited to ten  (10) hours per day Monday through Friday and no more than eight  (8) hours on Saturday. In the event  of a  serious customer service requirement,  overtime hours may  be expanded  to a maximum  of twelve (12)  hours per day Monday through Friday and eight (8) hours on

         Saturday. If  twelve (12) hours are  necessary, the COMPANY will  first seek volunteers. If  there are not enough volunteers then  the overtime will be  scheduled according  to seniority. Production  on Sundays  and holidays may be performed  by volunteers but will not be  mandatory. No employee can be scheduled for more  than 58 hours in a one week period.

         Work over 58 hours will be done on a volunteer basis only.



         On those occasions where the COMPANY'S orders are heavy they must have the right to schedule overtime to satisfy the customers' requirements.



         If the overtime requirement continues the COMPANY will  hire new people and train them  or even bring  in finished stock  from other  factories rather than work  continued overtime. Over the long run  heavy overtime tends  to be  counter productive  and is  not in  the best  interest of

         SIMMONS COMPANY or its employees.



         The  COMPANY'S intent here  is to have  the flexibility  needed to work overtime on a limited basis to satisfy the customers.

         In all  cases the COMPANY  will make  every effort to  use the variable starting times  by department so  as to reduce  the amount of  overtime required on  a daily  basis. (All  other overtime  restrictions in  the current  contract  referring  to  working  more  than  two  consecutive

         Saturdays in "peak season" months will be eliminated.)



      2. Borrowed  Man: When an employee is borrowed  for the convenience of the
         -------------

         COMPANY and given a  type of work  to perform on which  he/she has  not been qualified  (previously earned incentive  rate), then  his/her rate shall be  his/her average hourly  earnings rate,  provided such average rate is greater than his/her earnings on incentive or the daywork  rate for the  work being  performed. In  those  cases where  an employee  is borrowed  into a  job on  which he/she  has  previously qualified,  his earnings shall be  at incentive  rate for that  job. The Refreshing  of

         Skills chart will apply to  those individuals. An employee who has been trained on a  job may not delete  himself/herself from that job  unless it is mutually agreed by both the COMPANY and the UNION.



      3. Quilt Machine Operators: In order  to maintain a  consistent productive
         -----------------------

         capacity  in  the quilting  operation,  employees  wishing to  exercise their option to bump the least senior employee in Work  Grouping V will be prohibited from  bumping less senior employees in the  Quilt Machine

         Operation classification unless all other options have been exhausted.



         In cases  of  disqualification  from  a  former  classification,  Quilt

         Machine Operators  will be omitted from  Work Group V when  determining the  least senior  position in  this non-skill position,  provided that this does not force that employee into a layoff status.



      4. Working  Hours -  If three shifts  become necessary, each  shift may be
         --------------

         scheduled so that  the employees each work a full eight-hour shift with an additional unpaid 1/2 hour for  lunch. In this case, the shift hours will overlap each other.

         When it is  necessary to temporarily  assign an  employee, or group  of employees,  from a  permanent  shift assignment  to  take care  of  the operational bottlenecks,  the  Company  has  the right  to  adjust  the starting time  plus or minus one hour from normal as long as reasonable notice (reasonable notice means by the  prior work day) is given to the employees involved.



      5. Temporary employees  may  be used  for  indirect positions  temporarily
         -------------------

         vacant due to sick  leave, vacation, or unfilled after  posted for bid.

         Temporary employees  may also  be used for  short term  projects if  no other permanent  employee is available. No  temporary employees may  be used if there are employees on layoff and are available  to work in the short term position. Temporary employees may fill a position  for up to

         60 days.  After  thirty  days, if  the  position still  appears  to  be necessary,  the  job  will  be  posted  and  filled  according  to  the provisions of  the  contract. Probationary  period will  be waived  for temporary employees hired for permanent positions  if they have  worked

         60 consecutive days as  a temporary for the  Company. The Company  will employ  no more than  four (4)  temps at a  time. If  more are required they can be added by mutual agreement of the Union and  Company. When a need  arises  for  temporary  employees  the  Union  will be  notified.

         (Temporary employees will not be eligible for benefits.)



      6. Overtime Scheduling. Employees must  be available to  work overtime  on
         -------------------

         the  day they  return  from any  absence if  overtime was  scheduled in their  classification  and  the  employee  failed  to  speak  to  their

         immediate  or  assigned   supervisor  when  reporting  their   absence.

         (Overtime shall not exceed 10 hours.)

FOR U.I.U. LOCAL #424                          FOR SIMMONS COMPANY

                                                     COLUMBUS



/s/
- ---------------------------              ----------------------------------




- ---------------------------              ----------------------------------




- ---------------------------              ----------------------------------




- ---------------------------              ----------------------------------

                                   May 5, 1994


                 Addendum to UIU Local 424 Columbus Supplement

                                Simmons Company

                                       and

                                  UIU Local 424

                            Effective April 25, 1994



The  classification  of  Inspector, 1st Class  Finished Product  at the  packing machines will include the following functions: Inspect final product for defects before packaging, apply appropriate tags  or documentation to products, do minor repairs, trimming, cleaning, etc. to  ensure final product meets Simmons quality standards, monitor packing machine,  load wrapping material, and ensure  machine operates correctly. The duties  of this position include but are  not limited to all of the above functions.



This job function will apply to Final Inspector at Packaging and will pay $9.04 per hours.



/s/
- -------------------------------          --------------------------------------

For the Union                                                   For the Company




- -------------------------------          --------------------------------------

Date                                                                       Date

                                   May 5, 1994



                           Memorandum of Understanding



                     Update of Memorandum of August 8, 1992



                               Simmons Company

                                      and

                                  UIU Local 424



Any employee who is  borrowed for more than 30  days during one quarter and  has not  had the opportunity  to establish an average  in their prime classification shall have  an average established for  them based on  125% of the base  rate of their prime classification.



An employee who is borrowed for more than thirty days during one quarter and has not had the  opportunity to establish an average in  their prime classification,

but they have worked  on piecework for 30 days or more, shall have their average based on  this piecework. The employee will be paid  this average or the 125% of the base rate of their prime classification, whichever is higher.



/s/
- -------------------------------          --------------------------------------

For the Union                                                   For the Company




- -------------------------------          --------------------------------------

Date                                                                       Date

                           MEMORANDUM OF UNDERSTANDING


                                 SIMMONS COMPANY

                                       AND

                                  UIU LOCAL 424


                                  May 20, 1993


An employee who  qualifies on  a piecework job  (see CLS sec. 4.07) during  the period between the cutoff date  for the computation of averages and the date the new average is issued, (a period of approximately 4 weeks), will have an average calculation based on the qualifying piecework during the period between the cut-

off date and the issue date for the new averages each quarter.



An employee who  qualifies on a piecework job after the issue date for quarterly averages will have their average issued during the following quarter.



This memorandum will be effective January 1, 1993.


For the Union:                                                  For the Company:



/s/
- ---------------------------------           ------------------------------------

Bur Childress                                                         Jeff LaCoe

                                  DALLAS PLANT

                                    SUPPLEMENT

                                    LOCAL 422

                             DALLAS INDEX

ARTICLE    ITEM                                                PAGE
 I    RECOGNITION AND UNION SECURITY
      1.01 Employees Covered  . . . . . . . . . . . . . . . . .   2
      1.02 Check Off  . . . . . . . . . . . . . . . . . . . . .   2
      1.04 Union Representatives' Seniority   . . . . . . . . .   2
      1.05 Definition of Union Representative   . . . . . . . .   3
      1.07 Negotiation Committee  . . . . . . . . . . . . . . .   3

II    LAYOFF, HIRING AND EMPLOYMENT PROCEDURES
      2.01 Principle  . . . . . . . . . . . . . . . . . . . . .   3
      2.02 Layoff Procedure   . . . . . . . . . . . . . . . . .   3
      2.06 Employees Who Bump into Classification . . . . . . .   5
      2.07 Layoffs Resulting in Combination Jobs  . . . . . . .   5
      2.08 Determination of Layoffs   . . . . . . . . . . . . .   6
      2.09 Furlough   . . . . . . . . . . . . . . . . . . . . .   6
      2.10 Surplus Labor  . . . . . . . . . . . . . . . . . . .   7
      2.11 Probationary Period  . . . . . . . . . . . . . . . .   7
      2.12 Rehired or Transferred Employees   . . . . . . . . .   7
      2.13 Consolidation of Classification  . . . . . . . . . .   8
      2.14 Status of Employees on Split Combination Jobs  . . .   8
      2.15 Procedure on Filling Open Jobs   . . . . . . . . . .   8
      2.16 Procedure in Applying for New Jobs     . . . . . . .   9

III   WORKING HOURS
      3.01 Shifts   . . . . . . . . . . . . . . . . . . . . . .  11
      3.04 Rest Period  . . . . . . . . . . . . . . . . . . . .  12

IV    WAGES
      4.03 Borrowed Supervision   . . . . . . . . . . . . . . .  12
      4.06 Work Wait  . . . . . . . . . . . . . . . . . . . . .  13
      4.07 Borrowed Employee  . . . . . . . . . . . . . . . . .  13
      4.08 Time Elements on Borrowed Employees  . . . . . . . .  14

V     PAID HOLIDAYS   . . . . . . . . . . . . . . . . . . . . .  14

VI    VACATIONS   . . . . . . . . . . . . . . . . . . . . . . .  15

VII   INVENTORY WORK  . . . . . . . . . . . . . . . . . . . . .  16

VIII  GRIEVANCE PROCEDURE   . . . . . . . . . . . . . . . . . .  17

IX    STATUS OF MECHANICS   . . . . . . . . . . . . . . . . . .  17

X     LEAVE OF ABSENCE  . . . . . . . . . . . . . . . . . . . .  18

XI    EQUAL EMPLOYMENT OPPORTUNITY  . . . . . . . . . . . . . .  18

XII   MISCELLANEOUS   . . . . . . . . . . . . . . . . . . . . .  19

XIII  DURATION AND TERMINATION OF SUPPLEMENT  . . . . . . . . .  19

      SIGNATURES  . . . . . . . . . . . . . . . . . . . . . . .  21

      APPENDIX A Base Rate for Incentive Workers  . . . . . . .  22

      APPENDIX B Base Rate for Hourly Workers   . . . . . . . .  23

                               DALLAS SUPPLEMENT
                               ------------------

                                    AGREEMENT



     THIS AGREEMENT made this 16th day of October, 1994, by and between SIMMONS

COMPANY, Dallas, Texas, hereinafter referred to as the EMPLOYER, and THE UNITED

STEEL WORKERS OF AMERICA, A.F.L., C.I.O., C.L.C (Upholstery Industries

Division), hereinafter referred to as the UNION, acting through its agent,

Local Union #422, for and on behalf of itself and the employees of said

EMPLOYER at its plant located in Dallas, Texas, supplementing the MASTER

MULTI-PLANT WORKING AGREEMENT of even date between the parties and others.



                                    ARTICLE I
                                    ---------

                         RECOGNITION AND UNION SECURITY

     1.01 Employees Covered. The term "employees" shall not include supervisors,
          -----------------

foremen, factory clerks, office employees, timekeepers, watchmen, nor other persons in any way identified with MANAGEMENT.


     1.02 Check Off. The deduction of initiation fees and regular UNION dues as
          ---------

certified by the UNION in writing to the EMPLOYER, shall be made from the first pay check of each month and remitted to the Financial Secretary of the local

UNION within one week.

     1.03 As a condition of employment with the SIMMONS COMPANY, no employee can make an assignment of wages or salaries, whether earned or unearned, and the

EMPLOYER shall never be liable to the assignee because of any assignment made by an employee.

     1.04 UNION Representatives' Seniority. All representatives of the UNION
                --------------------------

shall head the seniority list during their term of office in their respective divisions and shall be returned to their regular standing on the seniority list on their termination of office. No representative shall be laid off or transferred out of the division in which they are a representative while work is available until their
current term of contract expires, if such layoff or transfer is objected to by a majority of those employees represented.


    1.05   Definition of UNION Representative. UNION representatives are:
           -------------       --------------

                   President

                   Vice President

                   Financial Secretary and Treasurer

                   Recording Secretary

                   Second Shift Steward

It is understood and agreed that the above officers will also serve as department stewards for all employees covered under this Agreement.



     1.06   An employee, at the  expiration of their leave of absence  for UNION activity, shall be returned  to their former classification, in line  with their seniority. If  said classification is not in existence  at that time, they shall replace the employee with the least seniority in the plant.



     1.07   Negotiation Committee. The Negotiation Committee of the  UNION shall
            ---------------------

be limited to no more than five (5) members.



                                   ARTICLE II
                                   ----------

                    LAYOFF, HIRING AND EMPLOYMENT PROCEDURES

     2.01   Principle. The EMPLOYER recognizes the  principle of seniority among
            ---------
its employees and agrees  with the UNION that all layoffs caused by lack of work shall be  by seniority. The last employee hired shall  be the first laid off and all  rehiring  and  layoffs  shall  be governed  accordingly,  unless  otherwise provided in Section 2.07.


     2.02   Layoff Procedure. When a layoff occurs on a classification, the
            ----------------
least senior employee in the point of service on the classification shall be laid off unless otherwise provided. Then the employee has a choice of applying their seniority against the least senior employee in the point of service in the Department in which they are employed, or may apply their seniority against the least senior employee in the point of service in the plant or probationary employees, or take an open job unless otherwise provided. In any event, senior employees always have the option of accepting layoff rather than bumping as per above. This option shall be expressed in writing at the time of layoff and at that time, the employee may elect not to be called for specific types of work or a specific shift and shall be by-passed when employees are needed for those named occupations or shift.



          An employee who has exercised any of the above options may change their choice of jobs for return opening provided notice of such change is given to the EMPLOYER in writing no later than sixty (60) days measured from the effective date of layoff. If they did not exercise an option at the time of layoff, the employee must accept the first open job recalled to in line with seniority.

          The EMPLOYER will not contest the employee's right to draw unemployment if the employee has exercised the option of layoff. Further,

employees who take a voluntary layoff will be protected under Sections 2.03 and

2.04.

          An employee who is laid off through lack of work and is transferred to another job and is subsequently disqualified because they are unable to satisfactorily perform the work will be granted the privilege of bumping a newly hired employee unless otherwise provided. If the employee is then disqualified,

they shall be laid off and placed on the surplus labor list.



     2.03      Employees who are laid off from their regular classification will be given preference to their regular type of work by filling in an application for return to former job. When there are openings in such jobs, the applications will be honored in line with seniority before bids are accepted by the EMPLOYER.



     2.04  Employees laid off who desire to be returned to their regular jobs must request these returns to their particular type of work at the time of layoff and applications covering same must be forwarded to the Personnel Office where they will remain on file and shall be valid for a period of one (1) year from the date of layoff.



          Following a layoff, the EMPLOYER agrees not to return any employee to former classification, post bid, or borrow any employee on said classification,

unless classification has worked a minimum of forty (40) hours per week for the preceding three (3) week period, unless the employees on the job do not produce sufficient units so that preceding and following operations have sufficient work, or unable to provide products for promised customer delivery, or unless because of absenteeism.



     2.05  An employee who has been laid off on their classification and has taken a bump can also bid on a posted job and still hold their return to former classification unless otherwise provided. Employees have the preference to return or remain on the jobs they bumped into, when offered their return to former classification.



     2.06  Employees Who Bump into a Classification When a Layoff Occurs. An
           -------------------------------------------------------------

employee who bumps into a classification immediately prior to a layoff on that classification will not have seniority privileges if they have not made incentive and are not performing satisfactory work for the payroll week immediately prior to the date on which the layoff notice is given.


     2.07  Layoffs Resulting in Combination Jobs
           -------------------------------------

     (A)  If, as a result of a layoff in accordance with Section 2.08 below, one

          or   more  classifications   require   part-time   work,  then   these

          classifications will be combined, taking into consideration the number of hours needed to create an appropriate full-time job.

     (B)  Employees  who   retain  part-time  work   in  any  of   the  combined

          classifications will be grouped together and the least senior employee or employees  of this group will be laid  off and the senior employees will be assigned to the combined classifications. In order to be eligible, the senior employee must have part-time work in one of the combined classifications.

     (C)  Where possible, day work and incentive jobs will be kept separate in combination jobs.



    2.08   Determination of Layoffs. When the hours of work fall below thirty-
           ------------------------

two (32) hours per week for a two (2) week period, the EMPLOYER will lay off a sufficient number of employees in order to provide thirty-two (32) hours or more per week for the remaining group, provided the request has been made and approved by the UNION BARGAINING COMMITTEE. Vacation weeks and inventory week shall not be computed in the two (2) week period.



           It is mutually agreed in furloughs that no less than four (4) working hours notice or pay will be given. On permanent layoffs ample notice is to be given, but in no event will the notice of permanent layoffs be less than one (1)

week or one week's pay.



    2.09    Furlough. In order to provide a more reasonable work schedule for
            --------

senior employees when hours are shortened due to lack of orders, the plant or operations manager will have the responsibility of placing on furlough those employees who are not needed to fill the daily production schedule. Furlough will be offered first on a voluntary basis according to seniority within the affected classification. If there are not enough volunteers, then the Company will furlough the least senior employee(s) in the affected classification. The furloughed employees will be placed on surplus labor so as to make them eligible for unemployment benefits during such furlough period, if otherwise eligible.

Employee health and dental insurance will be maintained in accordance with

Article XIII of the Master Agreement for the entire length of furlough. It is understood that a furlough may be for any length of time provided such does not exceed (sixty) 60 days at any given time. For recordkeeping purposes, the president for Local #422 or his appointee will be notified of such furlough by letter signed by the involved plant or operations manager.


           In the event variation in customer demands requires employees to return from furlough earlier than announced, such return shall be by seniority unless the senior employees are unavailable.

However, the senior employee will not be forced to return if there will still be less senior employees on furlough within the classification. If the furlough turns to a permanent layoff, the most senior employee may choose to remain out of work on layoff status, with recall rights as granted in Section 2.02.



           With regard to recall from furlough, the EMPLOYER liability shall be limited to notification to the UNION that such employee either could not be reached by telephone or was unavailable because of other commitments. Because

State Unemployment rules pay reduced benefits for partial unemployment, the plant or operations manager will project furlough time in multiples of five (5)

working days. Any furlough can be triggered at any day of the week.
              ------------



           Should a planned furlough affect a single employee a third time, the

Company and Union will meet to discuss the necessity prior to invoking furlough on the affected employee.



   2.10    Surplus Labor. In the event an employee can not exercise their
           -------------

seniority in the above manner due to the fact that they did not have sufficient amount of service, then, and in that event, they may take a layoff and have their name placed on the surplus labor list, and shall be subject to be rehired in accordance with the provisions set forth in this AGREEMENT.



   2.11    Probationary Period. New employees shall be considered probationary
           -------------------

employees during the first sixty (60) calendar days of service with the EMPLOYER and may be discharged for any reason during this period, with or without cause.

If retained in employment after the sixty (60) day probationary period, the seniority rating of new employees shall commence with the first day of their last employment with the EMPLOYER. New employees will be introduced to the

President of the UNION and to the Department Shop Steward.



   2.12    Rehired or Transferred Employees. Employees who are rehired or
           --------------------------------

transferred must qualify as incentive workers within thirty (30) working days.

If they fail to show progressive improvement during this period, they will be disqualified, in which event, they may bump the least senior employee in the plant unless otherwise provided. If disqualified a second time, the employee will be laid off and placed on the surplus labor list.



   2.13    Consolidation of  Classification. In the event  the EMPLOYER finds it
           ----------------------------------

necessary to consolidate two or more classifications of work, the matter will be discussed between  the UNION and MANAGEMENT before  putting it into effect. Such consolidation of classification is not  to affect the prevailing incentive rates and  base  rates.  Should the  UNION  fail  to mutually  agree  to  the proposed consolidation  of  classification,  such  would  be  subject  to  the  Expedited

Grievance Procedure.  "When two or  more day work classifications  are combined,

the  highest  rate  will  apply  to  the  combined  classification.  Should  the classifications be segregated again, their original rates will be restored."



   2.14    Status of Employees on Split Combination Jobs
           ---------------------------------------------

     (A)   If   an  employee   bids   on  a   combination   job  (two  or  more

classifications) and one of the classifications becomes a  full-time  job,  they will automatically be transferred to that full-time job.

     (B)   If an employee bids on a combination  job (two  or  more  classifica-

tions) and one or more of the classifications become full-time  jobs,  then they will have the opportunity of picking one of  the  full-time  jobs  and  will  be transferred to that job.

     (C) The UNION and the EMPLOYER will decide if and when one of the jobs on a split classification set-up requires a full-time employee.



   2.15 Procedure on Filling Open Jobs
        ------------------------------

     (A)  Requisition showing the number of employees required in department and classification is filed with the Personnel Office.

     (B)  Personnel Office  will check the  Return to  Former Classification forms of employees presently on payroll.

     (C)  Failing to  find applicants from Step B, the  Personnel Office will then post all full-time positions available on the bulletin board located at the main employee plant entrance,
           the method of compensation which will then be open for bids by eligible employees in line with seniority. The successful bidder will be notified within twenty-four (24) hours of the posting of the open job available.



     (D)   Failing to find applicants by the above outline procedure, the

           EMPLOYER will then contact employees from the surplus labor list in line with their seniority and qualifications unless otherwise provided.



     (E)   Successful job bidders will be transferred to their new job classifications within fifteen (15) calendar days, provided it does not cause any undue hardship in maintaining existing production schedules and provided that they do not involve jobs that take extended training periods such as the following:

           Example:  Pocket Machine Operators, Quilt Operators, Closers,

                     Upholsterers, Beautyrest(R) Assembly (HMB) Operators.



    Should the EMPLOYER have a need for components or finished pieces that it is unable to fill  because the replacement for  the successful bidder has  not been able to  produce  the required  number  of pieces,  it  is understood  that  the

EMPLOYER can borrow  the successful bidder for a period not to exceed forty-five

(45) working days during which time the  successful bidder will continue to work at incentive.



         The EMPLOYER and UNION Committee may mutually agree on an extended period to allow the EMPLOYER sufficient time to train a replacement if necessary.



    2.16 Procedure in Applying for New Jobs.  The EMPLOYER agrees to post on the
         ----------------------------------

bulletin boards  a list of  all open jobs.  These notices  are to appear  on the board for  a period  of twenty-four  (24) hours.  All applications  for jobs  so posted  will be considered on a basis of  seniority and ability and aptitude. If after the expiration of  twenty-four (24) hours no employee has  applied for the open jobs, the EMPLOYER shall hire from the surplus labor list  unless otherwise provided.

Any  employee presently  working, accepting  a  job through  the above  outlined procedure must remain on that particular job for a period of one (1) year before applying for another type of work unless otherwise provided. Employees who have a physical disability and bid on a job where they are subsequently disqualified because of this disability, may be allowed one bump at the EMPLOYER'S discretion. At the approval of MANAGEMENT and UNION, they may also have their bidding rights restored. Seniority, steadiness, skill and circumstances covering the physical disability will be taken into consideration before joint approval is granted.



    When an employee bids on a job and has been on the job less than one (1)

year and due to the curtailment of production is laid off or bumped, they shall have the privilege of bidding for another type of work.



    Any employee who is assigned to a job under the above procedure does not have seniority rights for purposes of layoffs until the completion of thirty

(30) working days even though they may be qualified as an incentive worker and day worker before that expiration date.



    An employee who bids on a classification that has been posted (and is the successful bidder) can only refuse that job until such time as they are notified that they are the successful bidder. If that employee refuses the job, they will be frozen on their job for a period of one (1) year.



    If a night shift is in operation on a classification and a day job opens up on said classification, the night employee with the most seniority may move up to the day job if they so desire and the night job vacated will be posted for bid.



    In the event a vacant job has not been requested through the above procedure by any qualified employee, employees with less than one (1) year will be given the job at the discretion of MANAGEMENT in line with seniority and qualifications.

     2.17  Hours of work shall be so shared by the employees that each member of a classification will receive, as nearly as possible each day, the same number of hours as do the other members of this classification on the same shift.



                                   ARTICLE III
                                   -----------
                                  WORKING HOURS

     3.01 Shifts. The first shift shall be from 7:00 am to 3:30 p.m.,
          ------

with one-half hour lunch period without pay. The second shift shall be from 3:30

p.m. to 12:00 midnight with one-half hour lunch period without pay. When it becomes necessary to run a third shift, the first shift shall be from 7:00 a.m.

to 3:00 p.m. with one-half hour lunch period, the second shift shall be from

3:00 p.m. to 11:00 p.m. with one-half hour lunch period, and the third shift shall be from 11:00 p.m. to 7:00 a.m. with one-half hour lunch period. Employees who have a valid reason for absence will be excused as per Section 4.04 in the

MASTER MULTI-PLANT WORKING AGREEMENT.



    3.02  In the  event it becomes  necessary to  deviate from the  above stated

starting and quitting time, the EMPLOYER and the UNION shall by mutual AGREEMENT decide such changes in shift as might become necessary for the mutual welfare.



    3.02(a) To permit the  ability to work ten  (10) hours on Friday in  lieu of

Saturday work, the  following language will apply to  Fridays only: Notification of overtime  will be  given on previous  shift per  ARTICLE 4.04  of the  MASTER

MULTI-PLANT  WORKING AGREEMENT.  Employees will  be notified  by 2:30  p.m. each

Friday if overtime  is to be worked, or  if work will be  performed on Saturday.

Any employee who worked the scheduled  overtime Friday will not be compelled  to work on  Saturday. Saturday  work for  those employees  will be  on a  voluntary basis.



    3.03 Whenever three (3)  shifts are necessary, each shift shall  be paid for eight (8) hours work, the one-half hour lunch period included. Incentive workers shall  be paid at their average hourly rate  for the one-half hour lunch period.

Hourly workers  shall be  paid their  hourly rate  for the  one-half hour  lunch period.

    3.04 Rest Period. All employees will be allowed two (2) ten (10) minute
         -----------

daily rest periods to be established at a uniform time throughout the plant.


    3.05 At all times when there is work to be performed outside the plant due to the reopening of a service center, the UNION will be informed.



                                   ARTICLE IV
                                   ----------
                                     WAGES

     4.01 The EMPLOYER and the UNION have agreed upon the basic rates of classification for incentive workers as set forth in Schedule "A", and the hourly rates of classification for hourly workers as set forth in Schedule "B",

which are hereunto annexed and made part hereof.


    4.02 The hiring rate for all new employees shall be $6.30 per hour. After a thirty (30) day trial period, new employees shall receive a five cents (5 cents)

per hour increase, and each successive week thereafter, they shall receive a minimum increase of five cents (5 cents) per hour until the training rate is reached if an incentive worker, or the regular hourly rate of the classification if an hourly worker. The training rate shall be $7.70 per hour for all employees.

      The Hiring Rate will be:    $6.30 per hour

      The Training Rate will be:  $7.70 per hour


    4.03 Borrowed Supervision. Any employee who is borrowed as a supervisor is
         --------------------

to receive their quarterly average rate plus $1.50 per day as a minimum.


     4.04 All employees in incentive classifications, who are temporarily out of work in their classifications may be offered other work at the job rate of

Material Handler at the sole discretion of the MANAGEMENT. Employees have the choice of accepting or refusing the temporary work. This rate does not apply to new employees, employees with an average rate of less than $9.00 as of 10/16/94,

or employees unskilled in the requested classification. The rate will apply on incentive jobs outside of classification, setting up and dressing showfloor, and repair work. This set-up does not
release MANAGEMENT from AGREEMENT obligations as set forth in the CONTRACT. This rate to be marked "Special" and deleted from average hourly earnings.



    4.05 The Local President/Chief Steward will be given three (3) copies of the quarterly average rate sheets and the first quarter composite classification average hourly earnings.



    4.06 Work Wait. In the event that incentive workers are required to wait for
         ---------

a  period  of more  than  ten (10)  minutes  non-cumulative time,  they  will be compensated  for the lost  time due to  waiting at eighty-five  percent (85%) of their  average rate  for  the preceding  quarter  of the  year.  Should such  an incentive worker be assigned to another job while in such work wait status, they will receive one hundred percent (100%) of their individual average hourly rate.

In all such  instances, incentive workers must notify  their foremen immediately and if  they are not available,  notify another person  previously designated by the foreman.

    Power  Failure, Etc.  The EMPLOYER  shall have  no liability  whatsoever for
    -------------------

these  provisions in case of a breakdown of  power or light supply, fire, flood,

Acts of God, or any other reasons beyond their control.

    4.07  Borrowed Employee When an employee is  borrowed for the convenience of
          -----------------

the EMPLOYER  and given a type  of work to perform  on which they have  not been qualified (previously  earned incentive  rate), then their  rate shall  be their average hourly  earnings rate, provided  such rate  is greater than  earnings on incentive or the daywork rate for the  work being performed. In those cases when an  employee is  borrowed into a  job on  which they have  previously qualified,

earnings shall be at average rate for that job, provided they meet the following guidelines:

            110% or above       Average Rate

            100% or 109%        85% of Average

            99% or below        Base Rate

The refreshing  of  skills chart  will apply  to those  employees  who have  not performed at incentive rate on the job  to which they are being borrowed for the following time periods.

             0 days - 29 days     No training allowed

           29 days - 59 days        6 hours

           60 days - 6 months      12 hours

           6 months - 1 year       24 hours

An employee who  has trained on  a job may not  delete themselves from  that job unless  it is  mutually agreed  upon by  both the  EMPLOYER and the  UNION. Non-

incentive (dayworker)  workers borrowed back  to their  previous incentive  jobs will be paid at 85% of the composite average of the classification to which they are borrowed when they qualify for the refreshing of skills chart. Down-time for non-incentive workers  will  be paid  at 85%  of the  composite  average of  the classification for single  jobs, and 85% of their  borrowed partners average for team jobs.



    4.08 Time Element on Borrowed Employees. If person is borrowed on a job for
         ----------------------------------

more than thirty (30) days and if after  that period objects to being on the job which they are  borrowed on,  a meeting will  be called  with MANAGEMENT by  the

UNION Committee.  MANAGEMENT has  agreed to either  compensate the  employee for staying  on  the borrowed  job,  or  release  them  to return  to  the  original classification. A borrowed person will be compensated at their average  rate for the travel time lost, if any, moving from one job to another.



    If any employee objects to being borrowed, the EMPLOYER agrees that they will not be borrowed for more than thirty (30) days per calendar quarter.



                                    ARTICLE V
                                    ---------

                                  PAID HOLIDAYS

    5.01 In addition to  the seven (7) paid holidays listed  in Section 10.01 of the MASTER MULTI-PLANT WORKING AGREEMENT, the following four (4) additional paid holidays shall be celebrated  in accordance with Article X of  the MASTER MULTI-

PLANT WORKING AGREEMENT:

          Washington's Birthday

          Good Friday

          Day after Thanksgiving

          Last Workday before Christmas



    5.02   Holiday pay will be paid to employees provided they meet all of the following  conditions:

     (a)   The employee has six (6) calendar months or more of continuous service with the EMPLOYER as of the date of the holiday.

     (b)   Such employee shall have worked eight (8) hours or more during the calendar week in which the holiday occurs and shall not have left the employment of the EMPLOYER or have been discharged prior to such holiday or on leave of absence.



    5.03 When a holiday falls on Saturday or during a plant shutdown, eligible employees shall receive holiday pay.



    5.04 Eligible employees who are absent from work due to illness  or accident will receive compensation  for one paid  holiday; said holiday  being the  first holiday coming after the commencement date of illness or accident. In all cases,

a  doctor's certificate  must be  presented  in order  to qualify  for  the paid holiday.



    5.05 When an eligible employee goes on sick leave during the week prior to or during the week in which the holiday falls, the employee shall receive pay for such holiday.



    5.06 When  an  eligible employee  is on  an approved  leave  of absence  and returns to work  following the holiday but during the week  in which the holiday falls, they shall be eligible for holiday pay.

                                   ARTICLE VI
                                   -----------

                                    VACATIONS

    6.01 Pay  for each  week of vacation  shall be  computed by  multiplying the average straight time  hourly earnings of the first three (3) calendar months of the year by forty (40) hours.

    6.02  An employee  returning from  an  approved leave  of absence  (medical,

maternity, layoff, personal) of ninety (90) days or more, must work a period of sixty (60) days or more in order to receive any vacation benefits (time, money)

that they are eligible for.



    6.02  (a)   An employee may receive pay for the 1st and/or 2nd weeks

                vacation prior to taking actual vacation time off.

          (b)   Scheduling 3rd and/or 4th week vacations will be per Article

                11.05 M.M.P.W.A. There is no obligation on the employees part to take 4th week of vacation at Christmas, nor the right on the

                EMPLOYER's part to insist upon such.  The EMPLOYER's only

                recourse is per Article 11.03 (a) M.M.P.W.A, thereby scheduling all vacation time for periods of plant shutdown.

          (c)   Changes in vacation schedules must be made no less than five (5)
                                                           -------------
                working days prior to the scheduled time off.

          (d)   Except per (c) above, vacation time must be used when scheduled,

                or the time off will be forfeited. Exception will be for

                illness, emergency, etc. authorized at managements discretion.

          (e)   Employees bidding into a new classification will lose seniority for that year as far as vacation is concerned. That is, the employee may not be able to take vacation as scheduled if

                another employee has the same schedule regardless of seniority.



                                   ARTICLE VII
                                   -----------

                                 INVENTORY WORK

    7.01 In selecting  employees for inventory purposes, the  EMPLOYER will give preference to the senior hourly workers. If additional employees are needed, the senior incentive workers may bid for the openings.

    7.02 Exceptions to the above will  be made if necessary to select  employees with ability  to read, write,  compute, weigh, and  identify the  components and products.



    7.03 Inventory rates for incentive employees will be Material Handler's rate. Day workers receive their regular classification rates when working on inventory.



                                  ARTICLE VIII
                                  ------------

                               GRIEVANCE PROCEDURE

    8.01 The EXECUTIVE COMMITTEE will be paid by the EMPLOYER for time lost from work up to thirty-two (32) hours per week as a maximum total for the entire time lost.



                                   ARTICLE IX
                                   ----------

                               STATUS OF MECHANICS

    9.01 Employees in the Mechanic Classification can not be bumped by production or unskilled dayworkers.


    9.02 Production employees will be eligible  to bid when there is an  opening in the mechanical force.  Employees will be required  to take the IAM test  or a mutually agreed upon test with a one week advance notice provided to bidders. If the  test is  given on site,  a designated  union representative may  be present during the  EMPLOYER administered test. The  successful bidder will be  the most senior employee with a passing score on the test. Employees who do  not pass the test will be counseled on the  areas of improvement. The employee may choose  to work on those areas and  will be allowed to bid  on the next available  opening.

Successful bidders who complete the Apprentice Training Program will receive the top rate of the classification.

                     MECHANIC'S APPRENTICE TRAINING SCHEDULE

                         AND PAY RATE PROGRESSION SCALE

                Hired at:                                $8.00

                After 90 days increased by a minimum of    .20

                After 6 months increased by a minimum of   .35

                After 12 months increased by a minimum of  .50

                After 18 months increased by a minimum of  .50

                After 24 months increased by a minimum of  .50

                After 30 months increased by               .50


    For the above training schedule,  the determination of qualifications  shall be  reviewed  at  the  aforementioned  intervals  by  a  joint  UNION/MANAGEMENT committee  and shall  be  administered  exclusively as  a  right of  MANAGEMENT.

However,  if the bidder is qualified at the  time they get the job, the employee will not  come under the training schedule and will  receive the top rate of the classification.



                                    ARTICLE X
                                    ---------

                                LEAVE OF ABSENCE

    10.01 An employee while on an approved leave of absence shall be included in any personnel change in  line with their seniority and shall have the same right of job  selection as if they were working.  While on such leave of absence, they shall be replaced by a temporary employee.



    10.02  On the  return to  work of  any employee  on leave  of  absence, such employee will return to the classification they left.  If the classification has been discontinued, they will bump the least senior employee in the Department or

Plant from  point of seniority provided  always that the returning  employee has seniority over the least senior employee unless otherwise provided.



                                   ARTICLE XI
                                   ----------

                          EQUAL EMPLOYMENT OPPORTUNITY

    SIMMONS COMPANY provides  equal employment opportunity to  qualified persons without regard to  race, color, religion, mental retardation,  handicap, AIDS or

AIDS  related complex,  national origin,  age  or veteran  status, except where religion, sex, national origin or age is a bona fide occupational qualification.

Our policy relates to all phases of employment, including recruitment, placement, promotion, training, demotion, transfer, layoff, recall and termination, rates of pay, employee benefits and participation in all SIMMONS sponsored employee activities.



    We are opposed  to all forms of harassment including  sexual, racial, ethnic or religious harassment.  Unwelcome sexual advances, requests for sexual favors,

and other verbal or  physical conduct of a  sexual nature or verbal  or physical conduct directed at a person's race, color, religion, sex, national origin, age,

handicap  or  veterans status  may constitute  harassment. Claims  of harassment which come  to  our attention  may  result in  discipline  up to  and  including discharge.  At any time,  if you believe  that you have been  harassed, you must report  the harassment  to your  immediate  Supervisor or  your Human  Resources

Manager.  A confidential investigation will be conducted.



                                   ARTICLE XII
                                   -----------

                               TEMPORARY EMPLOYEES


     A rate will be set for temporary employees and no benefits,

pension, holidays or vacation will be paid. At the time the EMPLOYER determines that the position is full-time or at the end of one year (whichever comes first), the job will be filled in accordance with the contract.



    The EMPLOYER will not have temporary employees supplement  the work force if regular employees are not working all scheduled hours per week unless the regular employees have refused to work on the job being performed by temporary employees.



                                  ARTICLE XIII
                                  -------------

                     DURATION AND TERMINATION OF SUPPLEMENT

    13.01 This supplemental AGREEMENT shall be in full force and effective for three (3) years, from October 16, 1994 until October 15, 1997.


    13.02 The parties agree that this AGREEMENT, together with the MASTER MULTI-

PLANT WORKING AGREEMENT and the Procedures CONTRACT, constitutes the entire

AGREEMENT between the parties, and at no time during the life of this AGREEMENT shall either
party have any obligation to negotiate or bargain with the other party, with respect to any points not covered by this AGREEMENT, and as to the matters covered by this AGREEMENT, only in the manner and to the extent herein provided.



    Additionally, we agree to discontinue all past practice or agreements not specifically covered within this AGREEMENT. Any other past agreements that may arise during the term of this AGREEMENT that are not known by either the

EMPLOYER or the UNION, will be brought up and discussed for settlement between local management and U.I.U Local 422. If a settlement cannot be reached, the matter will then be referred to the Vice President of Human Resources for an investigation and research for settlement.



    If both parties sign into agreement any memorandum of understanding which has been discussed and confirmed by the EMPLOYER and the UNION as mutually beneficial to both parties, the memorandum will be honored for the duration of this supplement at which time said memorandum can be reviewed for inclusion in the next local supplement.

    IN WITNESS WHEREOF: The parties hereunto set their hands and seals as hereinbefore stated.

The United Steel Workers of America,               SIMMONS COMPANY
A.F.L., C.I.O., C.L.C.
(Upholstery Industries Division)

Through its Agent, Local Union #422


By /s/ J. R. Wiles                          /s/ R. Barton          12/9/94
  ----------------------------             ---------------------------------

  ____________________________             _________________________________

  ____________________________             _________________________________

  ____________________________             _________________________________

  ____________________________             _________________________________



Countersigned at Philadelphia, Pennsylvania.

This 8th day of Dec      , 1994
     ---        ------     ----
The United Steel Workers of America, A.F.L, C.I.O., C.L.C.
(Upholstery Industries Division)


By  /s/ Ernest F. Shorn
    --------------------------------------------
      Director of Upholstery Industries Division

                                  APPENDIX "A"
                         SIMMONS COMPANY - DALLAS PLANT

                          INCENTIVE BASIC TIMING RATE
                          ---------------------------

                                             Effective


CLASSIFICATIONS                10/16/94      10/16/95    10/16/96
- ---------------                --------      --------    --------


CUT AND SEW
- -----------
B/S (Hem, Label, Tape)           8.15          8.40        8.65


QUILT
- -----
Sew Matt (Overcast)              8.27          8.52        8.77
Sew Labels                       8.35          8.60        8.85
Run Quilt Machines               8.16          8.41        8.66


BORDER
- ------
Run Matt & B/S Borders           8.54          8.79        9.04
Attach Cord Handles & Vents      8.90          9.15        9.40
- - Convexco
Join, Tack Borders on Bechick    8.48          8.73        8.98
5051 Machine


MATTRESS
- --------
Close Mattress (All Types)       9.55          9.80       10.05
Hog Ring (All Types)             8.74          8.99        9.24


BEAUTYREST(R) HMB
- ---------------
Run Beautyrest(R) Pocket Machine 8.44          8.69        8.94

Assemble B/R Construction        8.43          8.68        8.93


BOX SPRING CONSTRUCTION
- -----------------------
Top off Assembler                8.40          8.65        8.90


WOOD SHOP
- ---------
Assemble Box Spring Frame        8.38          8.63        8.88
Box Spring Radius &              8.81          9.06        9.31
 Ease Corners


BOX SPRING
- ----------
Pre-Upholster and Upholster      8.88          9.13        9.38
 Box Spring

                                  APPENDIX "B"
                         SIMMONS COMPANY - DALLAS PLANT


                            RATES FOR HOURLY WORKERS
                            ------------------------



                                     Effective
CLASSIFICATION               10/16/94 10/16/95 10/15/96
- --------------               -------- -------- --------

General Warehouse
(Shipping & Receiving)          9.00    9.30      9.60

Sweeper                         9.00    9.30      9.60

Inspector                       9.00    9.30      9.60

Cutter                          9.00    9.30      9.60

Mechanic                       12.15   12.45     12.75

Material Handler                9.00    9.30      9.60

Repair (Matt/Box Spring)        9.03    9.33      9.63

Packing Machine Attendant       9.25    9.55      9.85

DECEMBER 8, 1994

KANSAS CITY

SUBJECT: DALLAS SUPPLEMENTAL UIU CONTRACT



Assuming Don Daniel initialed temporary language clause, ARTICLE XII will be left in contract as written.

Company agrees to increase base rate for mechanic by .50 cents per hour above the .30 cents per hour negotiated. Only employees who have completed 30 months under apprenticeship program will receive the .50 cent increase.


           /s/ J. R. Wiles
          --------------------------------------

          ______________________________________

          /s/ R. Barton                  12/9/94
          --------------------------------------

                    COMPANY PROPOSAL TO LOCAL UNION CONTRACT
Meeting # 4

1.   Article I       Recognition and Union Security

      A)   Add Article XII as stated below:

           Article XII Temporary Employees

          A rate will be set for temporary employees and no benefits, pension, holidays or vacation will be paid. At the time the Company determines that the position is full-time or at the end of one year (whichever comes first), the job will be filled in accordance with the contract.

          The Company will not have temporary employees supplement the work force if regular employees are not working all scheduled hours per week unless the regular employees have refused to work on the job being performed by temporary employees.

2.   Article II      Seniority

      A) Wording to simplify and consolidate the language of the layoff procedure in one location of the contract will be provided. See Attachment A for proposed wording.

*     B)   Move Section 2.13 Time Element on Borrowed Employees to
           Section 4.03 and change the heading to Borrowed Person as shown in Attachment B.

      C)   Language regarding seniority by shift will be provided.

3.   Article III    Working Hours

      A)   Delete Sections 3.03 and 3.05.

      B) Add wording for the scheduling of monthly Union Meetings after working hours on the second Monday of each month.

      C)   Replace 302(a) with Attachment C.

4.    Article IV     Wages

      A)    Delete Section 4.07.



*     Items agreed to between the Company and the Union

                    COMPANY PROPOSAL TO LOCAL UNION CONTRACT
Meeting #4

1.   Article I       Recognition and Union Security

      A)   Add Article XII as stated below:

           Article XII Temporary Employees

          A rate will be set for temporary employees and no benefits, pension, holidays or vacation will be paid. At the time the Company determines that the position is full-time or at the end of one year (whichever comes first), the job will be filled in accordance with the contract.

          The Company will not have temporary employees supplement the work force if regular employees are not working all scheduled hours per week unless the regular employees have refused to work on the job being performed by temporary employees.

2.   Article II      Seniority

      A) Wording to simplify and consolidate the language of the layoff procedure in one location of the contract will be provided. See Attachment A for proposed wording.

*     B)   Move Section 2.13 Time Element on Borrowed Employees to
           Section 4.03 and change the heading to Borrowed Person as shown in Attachment B.

      C)   Language regarding seniority by shift will be provided.

3. Article III    Working Hours

      A)   Delete Sections 3.03 and 3.05.

      B) Add wording for the scheduling of monthly Union Meetings after working hours on the second Monday of each month

      C)   Replace 302(a) with Attachment C.

4.    Article IV     Wages

      A)    Delete Section 4.07.

*     Items agreed to between the Company and the Union

DATE:      August 17, 1995

TO:        Ken Barton

FROM:      Robin Jennings

SUBJECT:   Grievance D-1-95

________________________________________________________________________________

Please find enclosed grievance D-1-95, a letter to John Thomas, Dallas Union Business Agent, and a Memorandum of Agreement resolving the grievance. In the Memorandum of Agreement, the interpretation of section 4.04 of the master contract (copy enclosed) was clarified to the Company's interpretation. However, we do not want to present any problems at the next negotiation session and would like your approval of the Memorandum of Agreement.

Facts around the grievance include the grievant being notified Tuesday, July 19 of overtime being scheduled. The grievant called in sick Wednesday, July 20 but came to the parking lot to pick up a fellow employee. The grievant's supervisor told the grievant while in his car in the parking lot that overtime was scheduled for the next day (Thursday, July 21). However, the grievant failed to work the needed overtime. The grievant was suspended Friday, July 22 for one day. The local union filed the attached grievance on July 26.

If you have any questions, please feel free to contact John or myself. Thank you for assistance.

c:    John Cannon

                             MEMORANDUM OF AGREEMENT

                      MASTER MULTI-PLANT WORKING AGREEMENT

ARTICLE IV: HOURS OF WORK AND PREMIUM PAY

SECTION 4.04


Effective August 17, 1995 through October 17, 1997, employees who receive notice of overtime on their previous shift worked shall be required to work overtime on the particular day they return to work.


As an example, Monday, Bob Jones is scheduled to work overtime Tuesday. Bob Jones is absent Tuesday and Wednesday but returns to work Thursday. Since Bob was scheduled for overtime on his previous shift worked (Monday), Bob would be required to work overtime (if needed) Thursday, the day he returns to work.

This Memorandum of Agreement is effective August 18, 1995 through October 17, 1997 (the end of the contract period) despite any changes in representation by either the Company or the Union. At that time, it will be open to discussion at any contract negotiations.



________________________________   _______________________________
Jack Wiles, Local 422 President     John Cannon, Operations Manager



________________________________   ________________________________
John Thomas, Staff Representative   Robin Jennings, Human Resources Mgr.

    4.02  (a) All authorized time worked before regular starting time and/or after regular quitting time including authorized time worked during the regular lunch period shall be paid at time and

              one-half, the average straight time hourly earnings as computed in Section 8.07 reflecting the earnings for the week in which the overtime is worked.


          (b) Anyone reporting to work after their regular starting time will receive overtime pay only upon completion of eight (8) hours work.



    4.03   All work on Saturday as such will be paid at time and one-half. Also,

double time will be paid for all work  performed on Sunday except in the case of any  shift beginning in  the preceding day and continuing  into Sunday. Double time shall be paid to employees who are scheduled to work and  perform work on a holiday.



    4.04    Employees must be available for all work as scheduled, regular or overtime.  An employee  who did  not receive  notice of  overtime on  his or her previous shift worked shall not be compelled to work overtime on that particular day (except  for those  employees on  vacation or  approved  leave of  absence).

Employees who  have a  valid reason may  be excused  by management  from working regular or overtime work at any particular time.


     (a)  Overtime. Except for plant security, continuous shift operations,
          --------

          emergency, or maintenance, the COMPANY will not require production employees to work in excess of 10 hours per day on Monday,

          Tuesday, Wednesday and Thursday, 8 hours on Friday, and/or in excess of 8 hours on Saturday, provided, however, that no employee will be compelled to work more than two consecutive Saturdays, except for the five (5) months listed in the local. Work in excess of 8 hours on

          Friday will be addressed in each LOCAL PLANT SUPPLEMENT.

AGREEMENT and remitted  by the COMPANY each and every month to the International

Treasurer  This article  or  any section  thereof shall  not be  operative where prohibited by state law.



    The UNION agrees that it will indemnify and save the COMPANY harmless from any and all liability, claim, responsibility, damage, or suit which may arise out of any action taken by the COMPANY in accordance with the terms of this

Article or in reliance upon the authorization mentioned herein.



    1.05 The contract consists of the MASTER AGREEMENT, the PROCEDURES CONTRACT and the individual LOCAL PLANT SUPPLEMENT.



                                   ARTICLE II
                                   ----------



                             DISCIPLINARY PROCEDURE
                             ----------------------



    2.01 The COMPANY shall not discharge, suspend or otherwise discipline any employee except for just cause, except also as provided in Section 1.03 (e).



    2.02  In  the  event  that  disciplinary  action  involving  loss  of  wages

(suspension  and/or  discharge) is  taken  against  any employee,  the  employee involved  must be  given an  interview concerning  such disciplinary  action, in which he must be represented by a Shop Steward or an officer of the UNION.



    The UNION representative  will be informed prior to  the disciplinary action being taken and must  be  given  an  opportunity  (not  to  exceed  fifteen (15)

minutes) to discuss the case with the affected employee and  to  participate  in the interview with the COMPANY concerning the matter. The interview  may  be  of very short duration and shall not be construed as part  of  the GRIEVANCE PROCE-

DURE, as described in Article III of this AGREEMENT,  inasmuch  as  the  primary function of the interview is to make certain  that  a  UNION  representative  is aware of the discipline and that the employee knows precisely what he or  she is disciplined for

                                PISCATAWAY PLANT
                                   SUPPLEMENT

                                   LOCAL #420

                                      INDEX
ARTICLE    ITEM                                                             PAGE

I          RECOGNITION AND UNION SECURITY . . . . . . . . . . . . . . . . . .  1
           1.01 Employees Covered   . . . . . . . . . . . . . . . . . . . . .  1
           1.02 Check-Off . . . . . . . . . . . . . . . . . . . . . . . . . .  1
           1.04 Info Furnished to Union by Personnel  . . . . . . . . . . . .  1
           1.05 Union Representatives' Seniority  . . . . . . . . . . . . . .  2
           1.06 Leaves of Absence for Union Business  . . . . . . . . . . . .  2
           1.07 Change in Membership  . . . . . . . . . . . . . . . . . . . .  2
           1.12 Payment for Union Officials/Conf. with Mgmt . . . . . . . . .  3

II         SENIORITY, HIRING AND LAYOFF . . . . . . . . . . . . . . . . . . .  3
           2.01a Furlough . . . . . . . . . . . . . . . . . . . . . . . . . .  3
           2.02 Return to Former Classification . . . . . . . . . . . . . . .  4
           2.04 Probationary Period . . . . . . . . . . . . . . . . . . . . .  5
           2.05 Changes in Return to Former Classification  . . . . . . . . .  5
           2.06 Interviews at the Personnel Office  . . . . . . . . . . . . .  5
           2.07 Presence of Union Delegate During Layoff  . . . . . . . . . .  5
           2.08 Requests Not to be Returned to Work . . . . . . . . . . . . .  6
           2.09 Determination of Layoffs  . . . . . . . . . . . . . . . . . .  6
           2.10 Layoff Notices  . . . . . . . . . . . . . . . . . . . . . . .  7
           2.11 Reasons for Absence to be Reported  . . . . . . . . . . . . .  7
           2.12 Procedures on Filling Open and New Jobs . . . . . . . . . . .  7
           2.13 Procedures on Filling Temporary Jobs  . . . . . . . . . . . . 10
           2.14 One Year Freeze Period after Return . . . . . . . . . . . . . 11
           2.15 Refusal to Accept Return to Former  . . . . . . . . . . . . . 11
           2.16 Refusal to Accept Job After Bid Successfully  . . . . . . . . 11
           2.17 Seniority of Employees Who Bid or Transfer  . . . . . . . . . 11
           2.18 Employees Who Bump Into a Classification  . . . . . . . . . . 12
           2.19 Increases and Decreases in Production . . . . . . . . . . . . 12
           2.20 New and Transferred Employees . . . . . . . . . . . . . . . . 12
           2.21 Training Program on New Jobs  . . . . . . . . . . . . . . . . 13

III        3.01 SHIFT SCHEDULE  . . . . . . . . . . . . . . . . . . . . . . . 13
           3.02 Changes in Shift Schedule . . . . . . . . . . . . . . . . . . 13
           3.03 Lunch Periods . . . . . . . . . . . . . . . . . . . . . . . . 14
           3.04 Payment for Work During Lunch . . . . . . . . . . . . . . . . 14
           3.05 Rest Periods  . . . . . . . . . . . . . . . . . . . . . . . . 14
           3.06 Requests to Report to Work w/o Prior Scheduling . . . . . . . 14
           3.07 Shift Preferences . . . . . . . . . . . . . . . . . . . . . . 15
           3.08 Employees Borrowed as Working Supervisors . . . . . . . . . . 15
           3.09 Employees Sent Home . . . . . . . . . . . . . . . . . . . . . 15
           3.10 Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . 15
           3.11 Overtime  . . . . . . . . . . . . . . . . . . . . . . . . . . 16
           3.12 Closers and Hog Ring  . . . . . . . . . . . . . . . . . . . . 17
           3.13 Rehiring on Unfamiliar Work . . . . . . . . . . . . . . . . . 18

IV         CALL-IN PAY/WORK WAIT
           4.01 Work Wait Compensation  . . . . . . . . . . . . . . . . . . . 18
           4.02 Conditions Beyond Control of Company  . . . . . . . . . . . . 20
           4.03 Reporting Pay Computation . . . . . . . . . . . . . . . . . . 21
           4.04 Grievances - Wages  . . . . . . . . . . . . . . . . . . . . . 21

V          HOLIDAYS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
           5.02 Paid Holidays . . . . . . . . . . . . . . . . . . . . . . . . 22
           5.03 Eligibility for Holiday Pay . . . . . . . . . . . . . . . . . 22
           5.04 Holiday Pay & Sick Leave  . . . . . . . . . . . . . . . . . . 23

VI         VACATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
           6.02 Length of Vacation  . . . . . . . . . . . . . . . . . . . . . 23
           6.03 Vacation Pay  . . . . . . . . . . . . . . . . . . . . . . . . 24
           6.04 Rate for Vacation Pay . . . . . . . . . . . . . . . . . . . . 24

VII        DISCIPLINE AND DISCHARGE CLAUSES . . . . . . . . . . . . . . . . . 24
           7.02 Discharge - Three Warning Notices . . . . . . . . . . . . . . 25
           7.03 Discharge Hearings  . . . . . . . . . . . . . . . . . . . . . 25

VIII       LEAVES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
           8.01 Sick Leave  . . . . . . . . . . . . . . . . . . . . . . . . . 25
           8.02 Injury During the Course of Employment  . . . . . . . . . . . 25
           8.03 Leave of Absence  . . . . . . . . . . . . . . . . . . . . . . 25
           8.04 Broken Glasses  . . . . . . . . . . . . . . . . . . . . . . . 26

IX         FOUL WEATHER CLOTHING  . . . . . . . . . . . . . . . . . . . . . . 26

X          NEW PIECE OF EQUIPMENT . . . . . . . . . . . . . . . . . . . . . . 26
           10.02 Supervisors Working  . . . . . . . . . . . . . . . . . . . . 26
           10.03 Leave to Join Police/Fire Department . . . . . . . . . . . . 26
           10.04 Premium Payment-Successful Bidder Not Assigned . . . . . . . 27

XI         PAY SHORTAGES  . . . . . . . . . . . . . . . . . . . . . . . . . . 27
           11.02 Rotation of Employees' Overtime  . . . . . . . . . . . . . . 27

XII        BORROWED EMPLOYEE  . . . . . . . . . . . . . . . . . . . . . . . . 28

XIII       DURATION AND TERMINATION OF SUPPLEMENT . . . . . . . . . . . . . . 28

XIV        EQUAL EMPLOYMENT OPPORTUNITY . . . . . . . . . . . . . . . . . . . 29

           SIGNATURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30

           APPENDIX I . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31

           APPENDIX II  . . . . . . . . . . . . . . . . . . . . . . . . . . . 32

                           PISCATAWAY PLANT SUPPLEMENT
                           ---------------------------

                                    AGREEMENT
                                    ---------

THIS AGREEMENT made this 16th day of October, 1994, by and between the SIMMONS

COMPANY, Piscataway Plant, hereinafter referred to as the COMPANY, and THE

UNITED STEEL WORKERS OF AMERICA, A.F.L., C.I.O., C.L.C. (Upholstery Industries

Division), hereinafter referred to as the UNION, acting through its agent, Local

Union #420, for and on behalf of itself and the employees of said COMPANY at its plant located at Piscataway, NJ, supplementing the MASTER MULTI-PLANT WORKING

AGREEMENT of even date between the same parties and others.



                                    ARTICLE I
                                    ---------



                         RECOGNITION AND UNION SECURITY

1.01 Employees Covered. The persons covered by this contract include all the
     -------------------

employees described in Appendix I and II which is made a part hereof who are production employees of the COMPANY employed in its Piscataway, NJ Plant excluding watchmen, office janitors, maintenance department employees, truck drivers, tool makers, machinists, supervisors, porters, matrons, main office,

clerical, and maintenance helpers.



1.02  Check-Off. The deduction of initiation fees and regular UNION dues as
      ---------

certified by the UNION in writing to the EMPLOYER, shall be made from the second pay period of each month and remitted promptly to the Financial Secretary of the

Local Union.



1.03 This section has been superceeded 10/16/94 - refer to Article III of the

     MMPWA.



1.04 Information Furnished to the UNION Office by Personnel
     ------------------------------------------------------



     (a)  All jobs posted for bid purposes on the Bulletin Board and the results of bidding thereon.

     (b)  A copy of the Personnel Action Form each time such list issues.

     (c)  The results in writing of each layoff interview.

     (d)  Copies of all completed "Return to Former Classification Form."

     (e)  The UNION shall receive copies of all bulletins posted on the COMPANY bulletin boards for the general information of the employees.

     (f)  The COMPANY will give the UNION a copy of the various average rates when such lists are presented to the various employees.

     (g)  The COMPANY will, semi-annually, on demand, publish a Plant Seniority

          List which will include classifications and provide a copy of such list to the Local Union.



1.05 UNION Representatives' Seniority.  For the purpose of layoff only, Officers
     --------------------------------

of the UNION and UNION Stewards, where they have departmental jurisdiction shall head the seniority list during their respective term of office.



1.06 Leaves of Absence for UNION Business.  An employee, while on a leave of
     ------------------------------------

absence for UNION business, shall be included in any personnel changes, in line with their seniority, and shall have the same right of job selection as if they were working.  While on such leave of absence they shall be replaced by a temporary employee.



1.07 Change in Membership - Officers and Shop Steward of UNION.  It is agreed
     ---------------------------------------------------------

that the COMPANY will be notified immediately of any change in membership of the officers and Shop Stewards of the UNION.  In the event it becomes necessary to lay off employees, the COMPANY will give the layoff list to the particular Shop

Steward involved before posting same on bulletin board.



1.08 This section has been superceeded 10/16/94 - refer to Article III of the

     MMPWA.

1.09 This section has been superceeded 10/16/94 - refer to Article III of the

     MMPWA.

1.10 This section has been superceeded 10/16/94 - refer to Article III of the

     MMPWA.

1.11 This section has been superceeded 10/16/94 - refer to Article III of the

     MMPWA.

1.12  Payment for Union Officials Time Spent in Conference with Management.
      --------------------------------------------------------------------

Union Officials shall be paid at their previous quarter average hourly rate as computed in Section 8.07 of the MASTER MULTI- PLANT WORKING AGREEMENT.  Time

spent in conference with the COMPANY pertaining to negotiations of a new contract or subsequent hearings before any Federal or Governmental Agencies pertaining to such contract, shall be compensated for by the UNION.



                                   ARTICLE II
                                   -----------

                          SENIORITY, HIRING, AND LAYOFF

2.01 The EMPLOYER recognizes the principle of seniority among its employees and agrees with the UNION that all layoffs occasioned by lack of work shall be by shift by seniority, with the oldest employee in point of service to be the last to go.  The last employee laid off on each shift shall be the first recalled and all recalling shall continue on that basis, except as otherwise provided.



An employee as hereinbefore defined shall commence his/her seniority as of the date of employment and his/her seniority shall remain in full force and effect unless otherwise terminated as hereinbefore provided for.



When a layoff occurs in a classification, the youngest employees in point of service in the classification ON EACH SHIFT shall be laid off, then they have a choice of applying their seniority against the youngest employees in point of service as follows:

     1.   In their classification on either shift.

     2.   In their department on the same shift.

     3.   In the plant on the same shift.

It is understood, however, that quilt operators will not be subject to bump.



2.01A Furlough.  In order to provide a more reasonable work schedule for senior
      --------

employees when hours are shortened due to lack of orders, the plant or operations manager will have the responsibility of placing on furlough those junior employees who are not needed to fill the daily production schedule. The furloughed employees will be placed on surplus labor so as to make them eligible for unemployment benefits during such furlough period, if otherwise eligible.  It is understood that a furlough may be for any length of time provided such does not exceed four (4) continuous weeks at any given time,

unless the furlough occurs on the first work day of a given month, in which case the furlough cannot exceed three (3) consecutive weeks.  For recordkeeping purposes, the president for Local #420 or his appointee will be notified of such furlough by letter signed by the involved plant or operations manager.



In the event variation in customer demands requires employees to return from furlough earlier than announced, such return shall be by seniority unless the senior employees are unavailable.  In such event, the COMPANY liability shall be limited to notification to the UNION that such employee either could not be reached by telephone or was unavailable because of other commitments.  Because

State Unemployment rules pay reduced benefits for partial unemployment, the plant or operations manager will project furlough time in multiples of five (5)

working days.  Any furlough can be triggered at any day of the week.  For
               ------------

example, if a holiday falls on Tuesday, the COMPANY will declare the furlough to begin Wednesday and continue through for a continuous minimum of five (5)

working days.



2.02 Return to Former Classification.  Employees who are laid off and maintain
     -------------------------------

employment in work other than their regular classification will be given preference to their regular type of work by filling in the application "Return to Former Classification."  These applications will be honored in line with seniority before "Bids" are accepted by the COMPANY.



Employees laid off, who desire to be returned to their regular classification,

must request their return to that particular type of work at the time of the layoff and applications covering same must be forwarded to the Personnel Office.



2.03 This section null and void effective October 16, 1991.

2.04 Probationary Period.  New employees shall be considered probationary
     -------------------

employees during the first sixty (60) calendar days of service with the COMPANY and may be discharged for any reason during this period with or without cause.

If retained in employment after the expiration of the sixty (60) day probationary period, the seniority rating of new employees shall commence with the first day of their last employment with the COMPANY.



2.05 Changes in Return to Former Classification.  Employees desiring a change in
     ------------------------------------------

their Return to Former Classification may do so, provided they previously have held that classification and provided that no requisitions have been sent to the

Personnel Department indicating vacancies currently exist in that classification.



2.06 Interviews at Personnel for Employees Involved in a Layoff
     ----------------------------------------------------------

     (a)   Employees who are interviewed at the Personnel Office in the course of a regularly scheduled layoff shall be paid in the following manner:

          1.   Those who come from home, whether they be pieceworkers or

               dayworkers shall be granted the half hour pay at their average hourly rate.

          2.   Employees  who leave  their jobs  to go  to the  Personnel Office shall be paid  full average rate from five (5) minutes before the time indicated  on the posted  interview schedule until  five (5)

               minutes following the end of the interview.



2.07 Presence of UNION  Delegate During Layoff  Interviews.   The President (or
     -----------------------------------------------------

their designee) of Local 420  will be the single designated member of  the UNION

in  all layoff  counselling  regardless  of size.    The  representative of  the

Personnel Office who will do the interviewing shall determine where they want to conduct the layoff interviews.  In view of  the fact that the UNION is furnished complete copies  of all layoff and bump  lists as soon as they  are compiled, no grievance  over layoffs  or bumps will  be entertained  if the grievance  is not submitted  at  least  eight  (8)  working hours  before  the  interviewing  will commence.

The COMPANY  will agree to the UNION request for presence of a translator during the  interview of  an employee considering job change,  provided such translator has the  necessary language skill and the cost to the COMPANY as well as absence of  employees from  work is de minimis.  COMPANY  suggests ten  (10)  minutes as adequate.



2.08 Requests Not  to be Returned to  Certain Types of Work.  An employee being
     ------------------------------------------------------

laid off  who is eligible  to bump or take  an open job  may have the  option of

taking the available job or taking a layoff.   This option shall be expressed in

writing at the time of  layoff and at that time the employee may elect not to be called for  specific types of  work or a  specific shift  and they shall  be by-

passed when employees  are needed for  those named occupations  or shift. If  an employee elects  to take a layoff, the COMPANY  will not protest their claim for

unemployment benefits.   Once an employee who exercised any of the above options

is on layoff, he/she may not change this option during the period of layoff  and shall be recalled only  to the jobs indicated  in the option. If he/she  did not exercise an  option at the  time of layoff, the  employee must accept  the first open job he/she  is recalled to in  line with seniority. Any employee  on layoff who refuses  a job he/she previously indicated acceptance  of recall to, will be terminated as not available for employment.



A form will be developed to indicate the employee will accept any job for  which he/she is recalled  in line  with seniority,  except as  otherwise indicated  in

writing.   The UNION  will receive a  copy of  exceptions. Recognizing  language problems  and the possibility of misunderstanding a  layoff recall status, it is agreed that  any employee  who desires  to change  his recall  option may do  so providing  such change of option is expressed in writing with acknowledgement by the UNION President  and the Labor Relations  MANAGER no later than  thirty (30)

working days following the notice of layoff.



2.09  Determination of Layoffs.   When the  hours of work  fall below thirty-two
      ------------------------

(32) hours per  week for two (2) consecutive weeks subsequent  to a furlough and when the UNION Executive Board requests a layoff the layoff  shall take place in accordance with Article II.

2.10 Layoff Notices.   The COMPANY will give four (4) working  hours notice of a
     --------------

temporary layoff.  On a permanent layoff the COMPANY will give a notice  of five

(5) working days.   A temporary  layoff is when  an employee is  laid off for  a period of more  than six (6) working  hours, but not exceeding  five (5) working days. A  permanent layoff is when an employee is laid off for more than five (5)

working days.



2.11 Reasons for Absence to  be Reported to Personnel by  Employees.  It is  the
     --------------------------------------------------------------

responsibility  of each  employee to  immediately  report the  reason for  their absence to  the Personnel Office.  Any employee who does not report for work and does  not report the reason for their absence  to the Personnel Office for three

(3) consecutive working  days will  be terminated.  After the second  day of  no

report,  the  Company  will  notify   the  Union  of  the  pending  termination.

Extenuating  circumstances will  be reviewed  by  the Company  on an  individual basis.



2.12 Procedure on Filling Open and New Jobs.
     ---------------------------------------

     (a)  Requisition Sent to Personnel Office: Requisition showing number of
          -------------------------------------

          employees required, department and classification is filed with the

          Personnel Office.

     (b)  Returns  to   Former  Classification  Honored  from   Active  Payroll:
          ----------------------------------------------------------------------

          Personnel  Office  honors  "Return to  Former  Classification"  claims involving employees presently on the payroll.

     (c)  Returns  to Former  Classification Honored  from  Surplus Labor  List:
          ----------------------------------------------------------------------

          Failing to find applications from  Step (b), the Personnel Office will go to the  surplus labor list and select employees by Return to Former

          Classifications and seniority to fill the open job.

     (d)  Job Postings:  Failing to  find applicants for  Step (c),  the COMPANY
          -------------

          will then post the job available and the method of compensation on the

          Bulletin Board located  in non-smoking and smoking  cafeteria bulletin boards, but  bids must  be hand delivered  to human  resources office.

          Selection will then be open for bid by eligible employees in line with seniority. The above notice  is to appear on the Bulletin  Board for a period of thirty-three  (33) hours. All applications  unless otherwise provided will be considered on basis of seniority. If, after expiration of thirty-three (33) hours, no employee has applied for the open job, the COMPANY shall hire from the

          Surplus Labor List.  COMPANY agrees to make every effort to notify the

          UNION of successful bidders as promptly as possible after bids have been received for the job posted.  Any employee assigned to a job under the above procedure does not have seniority rights for the purpose of layoff unless such employee has demonstrated his ability to work piecework for five (5) consecutive days before that expiration date.

     (e)  Employees Laid Off Prior to Thirty 30-Day Working Period on New
          ---------------------------------------------------------------

          Classification:
          ---------------

          It is understood that in the event that there shall be no "Return to

          Former Classification" submitted by eligible employees, preference shall be given to employees who have written a Return to Former

          Classification who were not eligible because they were laid off or bumped prior to having served the thirty (30) day working period required on that classification.  Failing to find applicants by the above outlined procedure, the COMPANY will then contact employees from the Surplus Labor List in line with their seniority, regardless of classification except as provided in Section 4.01 (g).

     (f)  Employees with Less than twelve (12) Months Seniority:
          ------------------------------------------------------

          Employees with less than twelve (12) months seniority:

          (1)  are not eligible to bid for open jobs, and

          (2)  may only remain on the surplus labor list for a period not to exceed length of service.  If the Company should call back the laid off employee within one year after the original hire date,

               the employee will maintain their original hire date.

     (g)  New Employees on Payroll: Employees not eligible to bid will be given
          -------------------------

          preference on open jobs as against newly hired employees, provided they have had six (6) months service with the COMPANY; provided further that they indicate in writing an interest in changing their job to the Employment Office and they now work.  An open job shall be deemed to exist when a requisition for help is unfilled by the

          Employment Office through Return to Former Classification or bid or by preference of the employees on the Surplus Labor List when interviewed.

     (h)  Job Freeze: Any employee accepting a job through the above-outlined
          -----------

          procedure must remain on that particular job for a period of one (1)

          year before they may apply for another type of work.

     (i)  New Employees Notified of Layoff: Employees currently on the payroll
          ---------------------------------

          who are otherwise frozen to their classification shall be eligible to bid provided they have been officially notified of a layoff or are on the subject to bump list. Employees on a sick leave are eligible to bid.  There is no obligation to give such employee any notice other than that posted above.

     (j)  Choice of Jobs in Conjunction with Bidding Procedure:
          -----------------------------------------------------

          Eligible employees when bidding for posted jobs will be allowed up to three (3) choices of jobs in any one day.  When two (2) or more jobs appear on the board open for bidding, eligible employees will be allowed to make three (3) choices, Choice 1, 2, and 3. The bid forms will be clearly marked in print: Choice 1, Choice 2 and Choice 3.

     (k)  Withdrawal of Bids: Any employee having bid and desiring to withdraw
          -------------------

          his/her bid may do so by dropping a written notice at the human resources office before 10 a.m. of the morning following the original posting of the job.  This written notice shall consist of the special form indicating the change by the employee.  No bid shall be accepted after 10:00 a.m. of the morning following the original posting of the job.

     (l)  Combination of Classifications: Upon mutual AGREEMENT between the
          -------------------------------

          COMPANY and the UNION, there shall be a combination of classifications as warranted by production schedules.  When daywork classifications are involved in this combination, the employee will receive the pay of the highest classification.  In the event that an employee bumps into a dual or combined classification he may request as his "Return to

          Former Classification" the classification of the employee he replaced.

          Failing to reach an AGREEMENT on the combining of jobs the layoff will be held in abeyance.

     (m)  Disqualification of Employees: Any employee disqualified three (3)
          ------------------------------

          times as incapable of performing a job shall be terminated from employment. Physical disqualifications
          are counted for this purpose unless: if the third disqualification is the employee's first physical disqualification, then that employee
                               ---------

          will be placed on surplus labor.

     (n)  Job Cancellations by Divisional Superintendent: In the event posted
          -----------------------------------------------

          jobs have been bid for and are cancelled by the plant or operations manager, preference shall be given to the successful bidders at the next job opening provided the next job opening occurs within a period of one hundred eighty (180) days from the original posting.

          The successful bidder shall be entitled to sign a "Return to Former

          Classification" which shall be effective for a one hundred eighty

          (180) day period.  Their thirty (30) day qualifying period shall begin with the first day they are assigned to the job bid for.  Should the employee successfully bid on another job within the one hundred eighty

          (180) day period, they shall relinquish all rights to the first job bid for.

     (o)  Cancellation of Bid by Successful Bidder: In the event a successful
          -----------------------------------------

          bidder cancels their bid prior to having worked on the job, preference shall be given to the remaining unsuccessful bidders.



2.13 Temporary Employees:
     --------------------

     (a)  Temporary employees will receive no benefits, pension, holidays, or vacation payment.

     (b)  At the time the Company determines that the position is permanent or the end of sixty (60) days (whichever comes first), the job will be filled in accordance with Section 2.12.

     (c)  The Company will not have temporary employees working if regular employees are not working all scheduled hours per week unless the regular employees have refused to work on the job being performed by temporary employees.

     (d)  If a temporary employee is transferred to a permanent employee, their seniority date will be considered their original hire date, as long as there was no break in service between the transfer.

2.14  One (1) Year Freeze After Return to Former Classification.  Any employee
      ---------------------------------------------------------

returning to their former classification must remain on that particular job for a period of one (1) year before another bid will be recognized by the COMPANY.

Exception to the preceding sentence: Employees who have two or more years of continuous service return to a former classification without a freeze and be free to bid.



2.15  Refusal to Accept Return to Former Classification When Opening Occurs.
      ---------------------------------------------------------------------

Any employee who has a "Return to Former Classification" form made out and refuses to accept the Former Classification when the opening occurs will be ineligible to bid for a period of one (1) year.



2.16  Refusal to Accept Job After Having Bid Successfully.  Any employee who is
      ---------------------------------------------------

the successful bidder for an open job and refuses to accept the job will be ineligible to bid for a period of one (1) year.



2.17  Seniority of Employees Who Bid or Transfer Prior to Layoff.  Employees who
      ----------------------------------------------------------

bid or have been transferred immediately prior to a layoff must meet the following requirements in order to enjoy regular seniority privileges:

     (a)  PIECEWORKERS: An employee must have demonstrated their ability to work piecework for five (5) consecutive days within thirty (30) days.  Any partial day or days when an employee is told to go home because of no work shall be considered as working days.  This time must be worked prior to the date the layoff occurs.  Holidays coming within this period of time will be considered as days worked.  The effective date in determining when the thirty (30) day trial period starts will be the day the employee files their bid in the Employment Office or in the case of transferred employees, the date on which the employee has been notified they are going to be transferred.

     (b)  In addition, a pieceworker must be earning piecework and performing satisfactory work for the payroll week previous to the date on which the layoff notice is given, regardless of the number of days on the classification.

     (c)  Dayworkers must have been in an assigned classification for five (5)

          working days prior to the day on which the layoff occurs.  Holidays coming within this period of time will be considered as days worked.



     (d)  ALL EMPLOYEES: Employees who bid or were transferred and cannot meet the requirements in items a, b, and c, will be the first employees taken off classification when a layoff occurs and they will have the right to replace the youngest employee in the plant, in accordance with the Principal Labor AGREEMENT unless the bidding employees fail to qualify for said classification.



2.18  Employees Who Bump Into a Classification When a Layoff Occurs.  Any
      -------------------------------------------------------------

employee who bumps into a classification immediately prior to a layoff on that classification will not have the seniority privileges of such classification if he has not made piecework and is not performing satisfactory work for the payroll week immediately prior to the date on which the layoff notice is given.

In the event such employee is laid off they shall be eligible to bump the youngest employee in the plant. Employees who exercise this right to bump will have at least five (5) working days layoff so that sufficient layoff notice can be given to the employee who is to be bumped.  Should the above employee be subsequently disqualified on the job held by the youngest employee in the plant they will go to the Surplus Labor List.



2.19  Increases and Decreases in Production - Notification to Shop Stewards.
      ---------------------------------------------------------------------

The President of the Local or their appointee will be notified of any increase or decrease in production. New employees will be introduced to the departmental

Shop Steward.



2.20  New and Transferred Employees.  All new and transferred employees must
      -----------------------------

earn the training rate on their jobs within thirty (30) days from the time of their employment and perform satisfactory work by meeting inspection standards in order to maintain employment. Those who do not show progressive improvement during the thirty (30) day period will be laid off.

2.21 Training Program on New Jobs. The training program as described in Appendix
     ----------------------------

II may be extended by mutual AGREEMENT between the UNION and the COMPANY.



                                   ARTICLE III
                                   -----------



                                 SHIFT SCHEDULE



3.01 Three (3) shifts - When three (3) shifts are to be worked in any

Department, the following schedule shall be observed:

     (a)  On the first shift, all workers will report at 7:00 a.m. and work until 3:00 p.m. with a half-hour lunch period.

     (b)  The second shift shall be from 3:00 p.m. to 11:00 p.m. with a half-

          hour lunch period.

     (c)  The third shift shall be from 11:00 p.m. until 7:00 a.m. with a half-

          hour lunch period.

Two (2) shifts - When two (2) shifts are to be worked in any Department, the following schedule shall be observed.

     (a)  On the first shift, all workers will report at 7:`00 a.m. and work until 3:30 p.m. with a half-hour lunch period.

     (b)  The second shift shall be from 3:30 p.m. to 12:00 midnight with a half-hour lunch period.

          One (1) shift - When one (1) shift is to be worked in any Department,

          the following schedule shall be observed.

     (a)  Workers will report at 7:00 a.m. and work until 3:30 pm. with a half-

          hour lunch period.



3.02 Changes in Shift Schedule.  In the event it becomes necessary to deviate
     -------------------------

from the above stated starting or quitting times, the COMPANY and the UNION shall by mutual AGREEMENT decide such change in shifts as might become necessary for their mutual welfare.  The COMPANY and the UNION will also by mutual

AGREEMENT decide when it becomes necessary to change the shift of an employee or group of employees in any emergency.

It is the AGREEMENT of the parties that no change in shifts can be established until seven (7) days after said change has been mutually agreed upon by both parties.



3.03 Lunch Periods
     -------------



One Shift:     On a one-shift schedule there shall be a lunch period from 12:00
- ----------

               noon to 12:30 without pay.

Two shifts:    On a two-shift schedule, the lunch period for the first shift
- -----------

               shall be from 12:00 noon to 12:30 p.m. The lunch period for the second shift shall be from 7:30 p.m. to 8:00 p.m. Both lunch periods on a two-shift schedule are without pay.

Three shifts:  On a three-shift schedule, the lunch period for the first shift
- -------------

               shall be from 12:00 noon to 12:30 p.m.; second shift from 7:30

               p.m. to 8:00 p.m.; third shift from 3:00 a.m. to 3:30 a.m.

Whenever three (3) shifts in department by classification are necessary, each shift shall be paid for eight (8) hours work with one half-hour lunch period included.  Pieceworkers shall be paid at their weekly average hourly rate for one-half hour lunch period.  Hourly workers shall be paid their hourly rate for the one-half hour lunch period.



3.04  Payment for Work During Lunch Period.  In the event that an employee is
      ------------------------------------

asked to work through their normal lunch period, they will receive time and one-

half payment for such time.



3.05 Rest Periods.  It is agreed that two (2) rest periods of ten (10) minutes
     ------------

will be given during any shift. The schedule for rest periods is as follows:

1st shift:     9:30 a.m. to 9:40 a.m. - 2:00 p.m. to 2:10 p.m.

2nd shift:     5:30 p.m. to 5:40 p.m. - 10:00 p.m to 10:10 p.m.

3rd shift:     1:00 a.m. to 1:10 a.m.-5:00 a.m to 5:10 a.m



3.06 Requests to Report to Work without Prior Scheduling.  In the event that an
     ---------------------------------------------------

employee is requested to report to work on a day when they are not regularly scheduled to work they shall receive
compensation from the regular reporting time of their assigned shift, even though they may be required to report at a later time.



However, in the event that an employee is requested to report at a time earlier than the regular starting time of his assigned shift, they shall be compensated from his actual starting time, in accordance with the MASTER MULTI-PLANT WORKING

AGREEMENT.



3.07 Shift Preferences.  Shift preference will be given to employees presently
     -----------------

working on a classification before requisitions for additional employees are sent to Personnel Department.



3.08 Employees borrowed as working supervisors:
     ------------------------------------------



     A.    Any employee who is borrowed as a supervisor is to receive his/her average rate plus $1.75 per day in addition to $1.00 per hour, for every hour such employee is engaged in such capacity.

     C.    Pay for working supervisors will be included in vacation and holiday pay.

     D.    No employee will be borrowed as a working supervisor for longer than thirty 30 days.



3.09   Employees Sent Home Early or Absent Due  to Lack of Orders.  In the event
       ----------------------------------------------------------

an employee has been sent home before the normal end of their shift, or told not to report for work because of lack of orders, and other employees, nevertheless,

perform operations normally  assigned to their classification,  the COMPANY will compensate the  employee  who worked  short hours  the amount  of earnings  lost because of substitute performing work in his absence.

EXAMPLE #1:    If substitute closed three (3) mattresses, employee who lost work will receive the three (3) piecework tickets.

EXAMPLE #2:    If a substitute dayworker worked one (1) hour, employee who lost work will receive one (1) hour's pay.



3.10 Inventory
     ---------

      (a)  In selecting the employees needed for inventory purposes, preference will be given to the dayworkers.  Company may assign unqualified dayworkers to material handling, cleaning, etc. Selection of pieceworkers for inventory purposes will be on a volunteer basis by department, provided however that in the event there are insufficient volunteers the COMPANY will assign the least senior pieceworkers on a departmental basis.  Pieceworkers while working on inventory will be paid the material handler's rate.

      (b)  Dayworkers will be paid the rate of their classification or the inventory rate as indicated on Appendix I, whichever is the higher.

      (c)  Pieceworkers will receive the material handler rate indicated on

           Appendix I.  This rate shall be marked "special" so it will not affect the computation of the average rate.



      3.11 Overtime.
           ---------

           (a) Time and one-half shall be paid for the first four (4) hours overtime on any of the weekdays of the regular work week, Monday to Friday inclusive.  Any overtime beyond four (4) hours in the regular work day shall be paid for at the rate of double time.

               All work performed on Saturday shall be compensated for at time and one-half such rate of pay for the first eight (8) hours.

               Double time shall be paid for all work performed on Saturday, in excess of eight (8) hours.  All work performed on Sunday shall be compensated at double time.  Pieceworkers shall be paid for these irregular hours at the average hourly earnings for the week during which the overtime occurs.

           (b) Friday Overtime - Employees can be scheduled for no more than two hours overtime on Fridays provided:

               (1)  notification is received on the previous shift.

               (2)  the employee is not compelled to work on Saturday.

               (3)  Peak Activity Overtime - At times of peak production

                    requirements, Saturday overtime may be necessary.  Twice per calendar year the Company can require working no more than six (6) consecutive Saturdays. The Company will notify the Union at the earliest possible moment of the need for working more than two (2) consecutive Saturdays.



3.12  Closers and Hog Ring - Interdepartmental Movement.
      --------------------------------------------------



      (a)  This clause is applicable only to those employees classified as hog ringers or closers as of October 16, 1991.  Any employee who enters into these classifications after October 16, 1991 will not be governed by this clause, but will in fact perform their

           classification's function as directed by supervision/management.  In order to give COMPANY flexibility and permit greater efficiency, it is agreed that in the event the closers in the Deepsleep Department are unable to produce the units needed, and provided the closers on the Beautyrest(R) floor have met production requirements, in that event the Beautyrest(R) closers will close all open coil type matts at piecework and vice-versa.  It is understood that the flexibility permitted by this paragraph shall not prejudice the individual seniority rights of the closer involved. It is further agreed that the aforementioned flexibility and efficiency shall apply in a similar fashion with the hog ring operation.  The COMPANY agrees to change the Base Rate of the "Beautyrest(R)" Closing Classification

           (#098) to equal that of the "Deep Sleep" Closing Classification

           (#089) The "Beautyrest(R)" Closing incentive rates will be revised to reflect this change with the understanding that this is done for the express purpose of enabling MANAGEMENT to move employees from one department to another in order to provide the necessary

           flexibility to satisfy customer needs.   It is understood that when

           such movement is necessary the COMPANY will move the youngest employees required.

      (b)  In the event the Company establishes a pre-load line in the Mattress

           Finishing Department, all closers and all hog ringers will be required to work on both Beautyrest and Open Coil, regardless of their date of entry into these classifications.

3.13  Rehiring on Unfamiliar Work.  When an employee is laid off and rehired on
      ---------------------------

a type of work other than that which he/she normally performed, and in the event that a piecework price has not been established, the employee will receive his/her average hourly rate for the preceding quarter for the type of work until such time as the piecework is submitted.



                                   ARTICLE IV
                                   ----------

                             CALL-IN PAY - WORK WAIT

4.01  Work Wait Compensation
      ----------------------

      (a)  It is agreed that if, due to absenteeism, mechanical failure, or lack of materials, components, or supplies, a pieceworker is required to wait for any continuous period of more than ten (10) minutes time,

           he/she shall be compensated in accordance with the following paragraphs for the time lost, except in circumstances covered by paragraph (b) of this section.  If, due to absenteeism, mechanical failure, or lack of materials, components, or supplies, a pieceworker is required to wait for any period of less than ten (10) minutes,

           he/she shall not be compensated for the time lost as hereinafter otherwise provided.

      (b)  In all instances, a pieceworker must notify his/her own supervisor,

           or if his/her is not available, another supervisor, of the fact that he/she cannot work because of absenteeism, mechanical failure, or is waiting for materials, components, or supplies.  A pieceworker's work wait status shall commence when he/she notifies a supervisor who shall forthwith record the time.  The employee shall be advised of the times recorded by the supervisor. If in exceptional cases a pieceworker requires a period longer than two (2) minutes to locate a supervisor, time spent looking for a supervisor up to a maximum of five (5) minutes shall be added to their compensable work wait time.

      (c)  The supervisor shall give the employee a duplicate slip within twenty-four (24) hours.

      (d)  Any pieceworker who reports to a supervisor that he/she is in a work wait status within five (5) minutes of the starting of his/her shift rest period (e.g. 9:25 a.m. or 5:25 p.m.) will be compensated in accordance with sub-paragraph (e) of this Section only for the duration of time in a work wait status occurring after the end of that rest period.

           Any pieceworker who reports to his/her supervisor that he/she is in a work wait status within ten (10) minutes of the starting time of his/her shift lunch period (e.g. 11:50 or 7:20 p.m.) will be compensated in accordance with the following paragraphs only for the duration of time in a work wait status occurring after the end of that lunch period.  Any pieceworker who reports to a supervisor that he/she is in a work wait status within fifteen (15) minutes of the end of his/her regular shift or overtime quitting hour shall not be compensated for work wait occurring within this last fifteen (15)

           minute period. A pieceworker who at the beginning of his/her shift discovers that he/she is in a work wait status must notify a supervisor immediately.

      (e)  It is agreed that if a pieceworker is required to wait for any period and IS ASSIGNED to another job for the work wait period, he/she shall be compensated for the duration of the time lost on his/her regular job due to waiting at one hundred percent (100%) at his/she average hourly rate for the preceding quarter.  It is agreed that if a pieceworker is required to wait for any period of more than ten (10)

           minutes continuous time and IS NOT ASSIGNED to another job, he/she shall be compensated for the duration of time lost due to waiting at eighty-five percent (85%) of his/her average hourly earnings rate.

           The decision to assign or not to assign a pieceworker in a work wait status to another job for any work wait period shall be made entirely at the COMPANY's discretion and option.

      (f)  Wherever two or more employees are regularly compensated as a group for work performed, and one or more individuals of that group do not report for work and the COMPANY assigns an "experienced employee" as a substitute, all members of the group will be compensated on the established piecework basis.  An "experienced employee" shall be one who has worked in that classification within four (4) months prior to the date of substitution and has a minimum of thirty (30) days satisfactory experience in that classification as hereinbefore set forth in Article II Section 2.20. In the event the COMPANY is unable to assign an "experienced employee" as a substitute for an absent member of the regular group, the regular members of the group shall be compensated at their average hourly earnings rate for the preceding quarter, or their actual piecework earnings, whichever is higher.

      (g)  When an employee regularly operates more than one machine and one or more of his machines is not operative due to absenteeism, mechanical failure, or lack of materials, components, or supplies and a piecework price has been established for the production of the number of machines remaining in an operative condition, the employee shall be compensated for the value of the production of the operative machine at this same established piecework price with no additional compensation on account of the inoperative machines.  When an employee regularly operates more than one machine and one or more of his machines is not operative due to absenteeism, mechanical failure,

           or lack of materials, components, or supplies and no piecework price has been established for the production of operative machines, the operator will receive the sum total of the piecework value of the production, of the operating machines at the regularly established multi-machine piecework price, plus that proportion of the total work wait compensation per machine computed in accordance with the provision of this work wait section as that number of machines in an inoperative condition bears to the total number of machines regularly operated by the employee.



4.02 Conditions Beyond Control of COMPANY.  It is agreed that the COMPANY shall
     ------------------------------------

have no liability regarding the above provisions in the event of a breakdown of power outside the Plant or if inside of Plant and not maintained by the COMPANY,

General Plant Fire, Act of God, Act of Public Enemy, or because of conditions beyond the control of the COMPANY.  It is agreed that in the event of power failure employees will stand by until instructed by the COMPANY to go home or to return to work. If the COMPANY, within one (1) hour after the moment of power failure, instructs employee to go home or to return to work the employee will not be paid for time lost within this one (1) hour. If the COMPANY does not instruct any employee within one (1) hour after the beginning of the power failure to go home or to return to work, the employee will be paid his/her average
hourly earnings as computed in Section 8.08 of the MASTER MULTI-PLANT WORKING

AGREEMENT if a pieceworker, and at the hourly daywork rate of his/her classification if a dayworker for all time lost from the end of the first minute of power failure to the time he/she is either instructed to go home or to return to work.



4.03 Reporting Pay - Computation.  Implementing Section 4.10 of the MASTER
     ---------------------------

MULTI-PLANT WORKING AGREEMENT, Reporting Pay shall be paid at the employee's average hourly earnings for the previous quarter, if a pieceworker.  If an hourly paid employee, he/she shall receive the rate of his/her classification.



4.04 Grievances - Wages.  Upon settlement of a grievance involving wages, the
     ------------------

COMPANY agrees to make every effort to notify the UNION in the form of a written statement setting forth the grievance number and the disposition thereof.  The grievants will be paid as promptly as possible.



                                    ARTICLE V
                                    ---------

                                    HOLIDAYS

5.01 Holidays. It is agreed that the following holidays shall be granted at the
     --------

plant of the EMPLOYER, located in Piscataway, New Jersey:        New Year's Day

               Washington's Birthday

               Good Friday

               Memorial Day

               Independence Day

               Labor Day

               Thanksgiving Day (as proclaimed by the Governor of

               the State of New Jersey)

               Armistice Day

               Christmas Day

               M.L. King's Birthday

               Presidential Election Day (1st Tuesday after 1st Monday in

               November every fourth year)

               The day before or after Christmas



5.02 Paid Holidays.  In addition to the seven (7) paid holidays listed in
     -------------

Section 10.01 of the MASTER MULTI-PLANT WORKING AGREEMENT the following four (4)

additional paid holidays shall be paid in accordance with Article X of the

MASTER MULTI-PLANT WORKING AGREEMENT.

               Washington's Birthday

               Good Friday

               Armistice Day

               Day before of Day after Christmas

5.03 Eligibility for Holiday Pay
     ---------------------------

      (a)  Except as otherwise provided  the COMPANY will pay every employee who is in their employ thirty (30) days immediately prior to such holiday and who is not required to perform work in the service of the COMPANY on  such holiday  at eight  (8) times  the employee's  average hourly earnings for  the previous  quarter as  computed in  Section 8.08 for pieceworkers.  Dayworkers will be paid eight (8) times the employees'

           regular hourly daywork rate.

      (b)  Any employee who receive twenty-four (24) hours notice to work on any of the  holidays mentioned in  the Article  and fails to perform such work will receive no compensation for that day.

      (c)  That such  employee shall have  worked eight (8) hours or more during the calendar  week in  which such  holiday occurs  and shall not have left the employment of  COMPANY or have been discharged prior to such holiday, or on leave of absence.

      (d)  Any employee required to work on any  of the above mentioned holidays will receive  double time for work  actually performed plus eight (8)

           hours at his average hourly straight time earnings.

If  for reasons beyond  the control of  the employees of  the SIMMONS PISCATAWAY

WORKS, the entire plant or any part thereof is  shut down for a period of one

(1) week during which a  paid holiday occurs, in that event  eligible employees will receive compensation for paid holidays involved.



5.04 Holiday Pay - Employees Absent Due to Illness or Accident.  Pay for illness
     ---------------------------------------------------------

- - Eligible employees who are  absent from work due  to illness or accident  will receive  compensation for  one (1) paid  holiday; said  holiday being  the first holiday coming after the commencement date of the illness or accident.



                                   ARTICLE VI
                                   -----------

                                    VACATIONS

6.01 The COMPANY shall establish the actual vacation dates and determine whether or not the vacations shall be either staggered or by Plant shutdown.



If the COMPANY decides to stagger vacations they shall be so arranged as not to cause interference with production or create additional expense and the COMPANY will, insofar as possible, arrange the vacation of eligible employees at a time which suits the employee and those having the greater seniority by classification will be given preference in selection of the time of their vacation insofar as possible.  If vacations are staggered, period of same will be between January first and December thirty-first. If COMPANY decides to use a staggered vacation system, in that event the anniversary date of hiring shall be the determining factor for eligible purposes.



Any employees eligible for a third week of vacation shall receive same at a time selected by MANAGEMENT.



6.02 Length of Vacation and Pay Therefor.  Section 11.01 of the MASTER MULTI-
     -----------------------------------

PLANT WORKING AGREEMENT will govern, except that quits and discharges will receive pro rata share based on the actual number of complete months worked during the calendar year during which such employee quit or was discharged. Reinstated discharges will receive full vacation benefits they are otherwise eligible for.



6.03  Vacation Pay
      -------------

      A.   Vacations
           ---------

           Employees covered by this AGREEMENT who have been employed during the vacation season shall receive vacation pay as specified in 11.01 of the MASTER AGREEMENT.

      B.   Determining Factor in Amount of Vacation Pay
           --------------------------------------------

           Otherwise eligible employees who are in approved leaves of absence or layoff, will nevertheless receive their full vacation benefits provided they actually worked sixty (60) days during the previous calendar year.  If the employee did not work sixty (60) days in the previous year, full vacation benefits will be restored after working sixty (60) days in the year vacation benefits are sought.



6.04 Rate to be Used for Computing Vacation Pay.  The rate to be used to compute
     ------------------------------------------

vacation pay shall be the employee's quarterly rate which is in effect at the time of his vacation as computed in Section 8.07 MASTER MULTI-PLANT WORKING

AGREEMENT.



                                   ARTICLE VII
                                   -----------

                        DISCIPLINE AND DISCHARGE CLAUSES

7.01 The COMPANY agrees  to retain all warning notices or  memos or disciplinary

action for a reasonable  length of time for UNION inspection.   Evidence of poor

workmanship must be  retained for UNION inspection whenever feasible,  but in no event to exceed forty-eight (48) hours after a copy of the warning notice of bad works is given to the UNION.  Reprimands  must be issued and the UNION copied no later than one (1) week after the infraction.

7.02 Automatic Discharge  - Three (3) Warning  Notices.  The parties  agree that
     -------------------------------------------------

the  present system of  automatic discharge after  receipt of  three (3) written reprimands in continuous twelve (12) months shall  not be changed by anything in the AGREEMENT.



7.03 Discharge Hearings.   Discharge hearings will  be held promptly or,  at the
     ------------------

latest, by 10:00 a.m. of the next working day provided the employee is notified of the hearing and is physically able to attend.



                                  ARTICLE VIII
                                  ------------

8.01 Sick Leave.   An employee, upon presentation of doctor's certificate may be
     ----------

granted sick leave upon good cause shown, and upon receiving such leave shall be

replaced by  temporary employee.   The temporary  employee during  the aforesaid

sick leave  shall assume  the seniority  of the sick  employee and  can only  be bumped as outlined in Section 2.13 (d).



8.02 Injury  in Course of  Employment.  Any  employee injured  in the course  of
     --------------------------------

employment shall  be compensated  at his/her  average hourly  rate for  any time

spent in treatment  of the resulting injury at  the First Aid Room.   Should the

injured employee  work in  a team operation,  his remaining partner  or partners will also be compensated at average rate  or as provided hereinbefore in Article

IV, Section 4.01(f), and for any resulting lost time.



In the event the COMPANY requires an injured employee to be treated during hours
                         --------

outside  those which work is scheduled, such employee  will be paid at a rate of

$7.00 per hour  or fraction thereof, with  the understanding that $7.00  will be the minimum in the event that actual treatment is less than one (1) hour.



8.03 Employees on Leaves of Absence - Seniority Rights.  An employee while on an
     -------------------------------------------------

approved leave of  absence shall be  included in any  personal changes, in  line with their seniority, and  shall have the  same rights of  job selection, as  if they were  working.  While on such leave of absence, they shall be replaced by a temporary employee.  A leave of absence may be  granted for personal reasons for a period not to exceed thirty (30)  days upon application of the employee to and approval by the

COMPANY  in writing.  Such  leave of absence shall not  be renewed and seniority will accumulate during the leave.



8.04  Where it has  been established that  an employee's glasses  were broken on

COMPANY  property  during  the  course  of employment,  the  employee  shall  be reimbursed for  the replacement.  Misrepresentation as to breakage in the course of employment shall subject offenders to immediate discharge.



                                   ARTICLE IX
                                   ----------

9.01 Foul Weather Clothing.  The COMPANY will provide foul weather  clothing for
     ---------------------

employees required to  fight fires, flood and for use in inclement weather. Foul weather clothing shall be under the supervision  of the foreman in charge of the department and shall be turned in at the end of each shift.



                                    ARTICLE X
                                    ---------



10.01 New Piece of Equipment - Displacement  of Personnel.  In the event that  a
      ---------------------------------------------------

new piece of equipment is introduced  which results in displacement of personnel covered by this contract, those people that have been displaced by the new piece of equipment shall be given preference of the classification affected before the job is posted.



10.02  Supervisor's Working. Since the primary function  of a supervisor is that
       --------------------

of managing  a  department he/she  shall  not perform  operations that  are  not

covered  in paragraph  1.01 of Article  I.   However, this  clause is not  to be

construed in such fashion that the supervisors cannot be used as instructors nor shall it be used  to prohibit a supervisor from testing a  piece of equipment in order to determine its fitness.



10.03 Leaves of Absence up to three (3) months will be granted to employees who join the Local City Police or Fire Department to protect them during their probationary period. It is understood that such employees are protected only against severance of seniority with no claim on any particular job classification.



10.04 Premium Payment- Successful Bidders Not Assigned to New Jobs.  It is
      ------------------------------------------------------------

understood that when an individual shall have successfully bid for a job, and shall not be assigned to the new classification within a period three (3) weeks,

the failure to make such an assignment by the end of the third week shall result in a special bonus payment of an additional fifteen (15) cents per hour beginning with the fourth week provided he/she still maintains his previous piecework pace (if a pieceworker) or his/her normal satisfactory job performance

(if a dayworker), and continues until he is transferred.



In addition, it is understood that when an individual shall have successfully bid for a job, the individual shall be assigned to the new classification within a period of forty-five (45) days, the failure to make such an assignment by the end of forty-five (45) days shall result in the employee being paid the rate of the new job or his/her average rate, whichever is higher.



                                   ARTICLE XI
                                   ----------



11.01 Pay Shortages. Employees who establish a shortage in pay shall receive a
      -------------

special check provided the amount is in excess of ten dollars ($10.00) within twenty-four (24) hours after such shortage has been established.  A statement of the reason for payment will accompany the check.



When an employee requests a listing of the codes and the values thereof for his/her operation from his/her supervisor, the COMPANY will see that the employee is provided such listing.



11.02 Rotation of Employees - Overtime and Department Shutdown.  Whenever
      --------------------------------------------------------

practicable, qualified employees in a classification shall be rotated for the purpose of:

      (a)    Overtime

      (b)    Department Shutdown

except during inventory.  It is intended by the parties that the rotation schedules for (a) and (b) shall be separate and distinct.

                                   ARTICLE XII
                                   -----------

12.01 Borrowed Employee
      -----------------

      (a)  When an  employee is  borrowed to  an incentive  job at the Company's convenience and the employee has demonstrated in the past earnings at incentive  to the job being borrowed to, the employee will be paid at incentive.  However, the  basis upon which incentive earnings will be based will be the higher of the base rates  between the incentive job being borrowed to  or the incentive  or day work job the  employee is borrowed from.

      (b)  Refreshing of Skills: Employees borrowed to a job at incentive  which they have not been on for less than forty-five (45) days will receive no training  time; from forty-five (45) days to less than ninety (90)

           days will  receive four  (4) hours training at  average; from  ninety

           (90) days to less than six (6) months, will  receive eight (8)  hours training  at average: from six (6) months to less  than one (1) year,

           will receive sixteen  (16) hours training at average; if over one (1)

           year, will receive twenty-four (24) hours training at average.

      (c)  An employee borrowed to an incentive job at the Company's convenience must be assigned for a minimum of two (2) consecutive hours for incentive pay to be applied.



                                  ARTICLE XIII
                                  ------------



                     DURATION AND TERMINATION OF SUPPLEMENT



13.01 This Supplemental AGREEMENT shall be in full force and effect for three

(3) years, from October 16, 1994 until October 16, 1997.



13.02 The parties agree that this AGREEMENT, together with the MASTER MULTI-

PLANT WORKING AGREEMENT, Procedures Contract, Appendix I,and II constitute the entire AGREEMENT between the parties and at no time during the life of this

AGREEMENT shall either party have any obligations to negotiate or bargain with the other party, with respect to any points not covered by this AGREEMENT, and as to matters covered by this AGREEMENT, only in the manner and to the extent herein provided.

                                   ARTICLE XIV
                                   -----------

                          EQUAL EMPLOYMENT OPPORTUNITY

SIMMONS  COMPANY  provides  equal employment  opportunity  to  qualified persons without  regard to  race, color,  religion,  creed, national  origin, age,  sex,

atypical  hereditary  cellular  or  blood  trait, nationality,  marital  status,

physical handicap, AIDS or AIDS  related complex or veteran status  except where religion, sex, national origin or age  is a bona fide occupational qualification or  unless  the nature  and  extent of  the  handicap  reasonably precludes  the performance of  the particular  employment.  Our policy relates to all phases of training, demotion, transfer,  layoff,  recall and  termination,  rates of  pay,

employee  benefits  and   participation  in   all  SIMMONS  sponsored   employee

activities. We are opposed  to all forms of harassment including sexual, racial,

ethnic or religious harassment. Unwelcome  sexual advances, requests for  sexual favors, and other  verbal of physical  conduct of a  sexual nature or  verbal or physical conduct  directed at  a person's race,  color, religion,  sex, national origin, age,  handicap or veterans  status may constitute harassment.  Claims of harassment which  come  to our  attention may  result in  discipline  up to  and including discharge.  At any  time, if you believe that you have  been harassed,

you  must  report the  harassment  to your  immediate  Supervisor or  your Human

Resources Manager.  A confidential investigation will be conducted.

IN WITNESS WHEREOF, the parties hereunto set their hands and seals as hereinbefore stated.



The United Steel Workers of America,         SIMMONS COMPANY

A.F.L., C.I.O, C.L.C.

(Upholstery Industries Division)

Through its Agent, Local Union #420

By          /s/                                          /s/
   ---------------------------------          --------------------------
                                                        /s/
   ---------------------------------          --------------------------

   ---------------------------------          --------------------------

   ---------------------------------          --------------------------

   ---------------------------------          --------------------------

Countersigned At Philadelphia, Pa.         Countersigned for SIMMONS COMPANY

this_____  day of ____________, 19__.

The United Steel Workers of America, AFL, C.I.O., C.L.C.

(Upholstery Industries Division)



By               /s/                          /s/ R. Kenneth Barton
   ---------------------------------          --------------------------
Director of Upholstery Industries                 R. Kenneth Barton
  Division

                             PISCATAWAY PLANT SUPPLEMENT
                                     APPENDIX I

     Hiring Rate                                           Effective
                                                           10/16/91
                                                           --------
                                                             $6.50

     Additional 20 cents per week beginning the second week of employment and each week thereafter to be added to the hiring rate until end rate listed below is reached as indicated.



   ITEM               JOB TITLE            10/16/94      10/16/95       10/16/96
                                           End Rate      End Rate       End Rate

     8       Control Room- Matts & B/S       8.98          9.28           9.58

    11       Cutting Type #2                 8.90          9.20           9.50

    22       Inspector (1st Class)           9.09          9.39           9.69

    51       Special                         8.62          8.92           9.22

    62       Storeroom (1st Class)           9.15          9.45           9.75

    81       General Labor                   9.03          9.33           9.63

    83       Inventory Rate *                8.81          9.11           9.41

    89       Repair                          8.98          9.28           9.58

    95       Material Handlers               8.81          9.11           9.41

    101      Truck Loaders                  11.95         12.25          12.55
             Conveyor                       11.95         12.25          12.55

    799      Plastic Wrap Operator          10.20         10.50          10.80

    ***      Sr. 2nd Class Cutter           10.14         10.44          10.74

    ***      Sr. Control Room               13.01         13.31          13.61

    ***      Material Control Analyst       10.25         10.55          10.85


     * To be marked "Special" and not included in average rate

     *** The noted (***) classifications will be eliminated via attrition (bid off, retirement, quit, etc.) and the individuals currently holding the above classifications will not be replaced in those specific classifications. This will serve to eliminate memorandums of agreement which created the above "red circle" rates.

                                     APPENDIX II

                            PISCATAWAY PLANT SUPPLEMENT

     Hiring Rate:                     EFFECTIVE
                                      10/16/91
                                      --------
                                       $6.50

     Progression Rate: An additional ten cents (10 cents) per week the second week of employment and five cents (5 cents) per week thereafter to be added to the hiring rate listed below until end training rate is reached as indicated.

                                        END
                                                 TRAINING    BASIC
                                                 RATES       RATES
                                                 EFFECTIVE   EFFECTIVE
     JOB CLASS                                   10/16/94    10/16/94
                                                 --------    --------

     01 Border Machine                           7.81        8.82
     02 Bechik                                   7.81        8.89
     12 Finish Box Spring                        7.81        8.99
     09 Hog Ring Open Coil                       7.76        8.27
     24 Hog Ring Beautyrest                      7.76        8.27
     25 Hog Ring (any type)                      7.76        8.27
     08 Close Mattress (any type)                7.91       10.45
     15 Box Spring Frame and Route               7.81        8.65
     07 Run Quilt Machine                        8.20        8.80
     03 Sew Labels                               7.76        8.32
     06 Overcast                                 7.76        8.32
     04 Sew Boxspring Panels to Border           7.76        8.32
     17 Ultrasonic Operator                      7.81        8.88
     16 B/R Assembly Machine                     7.76        9.28
     26 Box Spring Top-off                       7.81        8.70

     Above End Training Rates and Base Rates will be increased by .25 cents per hour 10/16/95 and .25 cents per hour 10/16/96.

                                JACKSONVILLE PLANT


                                     SUPPLEMENT



                                     LOCAL #425

                              JACKSONVILLE - INDEX

ARTICLE ITEM                                                 PAGE

I.    RECOGNITION AND UNION SECURITY  . . . . . . . . . . . .  . 1
        1.01 Recognition  . . . . . . . . . . . . . . . . . . .  1
        1.02 Check-Off.   . . . . . . . . . . . . . . . . . . .  1
        1.03 Union Representative Seniority   . . . . . . . . .  1
        1.04 Leave of Absence for Union Activity  . . . . . . .  2
        1.05 Union Business   . . . . . . . . . . . . . . . . .  2

II.   SENIORITY FURLOUGH AND LAYOFF   . . . . . . . . . . . . .  2
        2.01 Furlough   . . . . . . . . . . . . . . . . . . . .  2
        2.02 Seniority  . . . . . . . . . . . . . . . . . . . .  3
        2.03 Return from Surplus Labor  . . . . . . . . . . . .  6
        2.04 Right of Recall  . . . . . . . . . . . . . . . . .  6
        2.05 Definition and Notice of Layoff.   . . . . . . . .  7
        2.06 Job Bidding  . . . . . . . . . . . . . . . . . . .  7
        2.07 Failure to Succeed on Bid Job  . . . . . . . . . .  8
        2.08 Disqualification Following a Bump, Roll, or Transfer9
        2.09 Loss of Seniority Rights   . . . . . . . . . . . .  9
        2.10 Hiring Rate  . . . . . . . . . . . . . . . . . . .  9
        2.11 Promotion Out of Bargaining Unit   . . . . . . .   10
        2.12 Seniority List   . . . . . . . . . . . . . . . .   11
        2.13 Change in Union Representatives  . . . . . . . .   11

III.  WAGES   . . . . . . . . . . . . . . . . . . . . . . . . . 12
        3.01 Labor Grade Rates  . . . . . . . . . . . . . . . . 12
        3.02 Incentive Compensation Plans   . . . . . . . . . . 13
        3.03 Work Wait  . . . . . . . . . . . . . . . . . . . . 14
        3.04 Inventory Work   . . . . . . . . . . . . . . . . . 14
        3.05 Electric Power Failure   . . . . . . . . . . . . . 15
        3.06 Work Hardening Procedures  . . . . . . . . . . . . 15
        3.07 UNION Meetings and Scheduled Overtime  . . . . . . 16
        3.08 Overtime Agreement   . . . . . . . . . . . . . . . 16
        3.09 Borrowed Man   . . . . . . . . . . . . . . . . . . 17

IV.   WORKING HOURS . . . . . . . . . . . . . . . . . . . . . . 17
        4.01 Hours  . . . . . . . . . . . . . . . . . . . . . . 17
        4.02 Shift Differential   . . . . . . . . . . . . . . . 17
        4.03 Rest Period  . . . . . . . . . . . . . . . . . . . 18
        4.04 Two Shifts   . . . . . . . . . . . . . . . . . . . 18
        4.05 Three Shifts   . . . . . . . . . . . . . . . . . . 18

V.     PAID HOLIDAYS  . . . . . . . . . . . . . . . . . . . .   18

VI.    VACATIONS  . . . . . . . . . . . . . . . . . . . . . .   19

VII.   ABSENTEES - NO REPORT  . . . . . . . . . . . . . . . .   20
       7.01   Failure to Report Absence   . . . . . . . . . .   20

VIII.  MECHANIC APPRENTICE TRAINING   . . . . . . . . . . . .   21
       8.01   Mechanic Apprentice Training  . . . . . . . . .   21
       8.02   Probationary Period   . . . . . . . . . . . . .   21

IX.    EQUAL EMPLOYMENT OPPORTUNITY . . . . . . . . . . . . .   22

X.     DURATION AND TERMINATION   . . . . . . . . . . . . . .   22

       SIGNATURES   . . . . . . . . . . . . . . . . . . . . .   24

                         JACKSONVILLE U.I.U. SUPPLEMENT
                         ------------------------------

                                    AGREEMENT

    THIS AGREEMENT, made this 16th day of  October, 1994, by and between SIMMONS

COMPANY, Jacksonville, Florida, hereinafter referred to as the EMPLOYER, and THE

UNITED  STEEL WORKERS OF AMERICA, A.F.L., C.I.O.,  C.L.C. (Upholstery Industries

Division), hereinafter referred to as  the UNION, acting, through its agent, the

Bedding Workers' Local Union No.  425,  for and  on  behalf  of itself  and  the employees  of said  COMPANY  at  its  plant  located  at  Jacksonville, Florida,

supplementing the MASTER MULTI-PLANT WORKING  AGREEMENT of even date between the same parties and others.

                                    ARTICLE I
                                    ---------

                         RECOGNITION AND UNION SECURITY

    1.01 Recognition. The persons covered by this contract include all employees
         -------------

of  the  COMPANY  described  in  Article  III,  Section  3.01,  employed in  its

Jacksonville, Florida plant, excluding office workers,  supervisors, inspectors,

foremen, watchmen,  plant guards, departmental  coordinators, or persons  in any way identified with MANAGEMENT.



    1.02  Check-Off. The COMPANY  shall deduct  from their  wages and  turn over
          -----------

monthly to the  proper officers of the  UNION the initiation fees  and the UNION dues of  all such members of the UNION  who individually and voluntarily certify in writing that they authorize such deductions.



    1.03 UNION Representative Seniority. The  President of the Local Union shall
         --------------------------------

have  top seniority in his  classification and in the  Plant on all layoffs. All

UNION Stewards shall  have top seniority in their  respective classification and department  on all layoffs.  The seniority of  the President of  the Local UNION shall supersede that of any department steward in the event of conflict.

    1.04 Leave of  Absence for UNION Activity.  An employee who returns  to work
         ---------------------------------------

after an authorized leave of absence for UNION activity shall be returned to his former labor grade assignment in line with  his seniority. If said assignment is not in existence at that time, he shall go where his seniority will take him.



    1.05 UNION representatives  will be clocked down  by the Supervisor  for any

Union  Business during  employee  work  hours. When  a  Union Official  conducts approved Union  Business throughout the  day, whether paid  by the Union  or the

Company, time worked in excess of eight  (8) hours will be paid at the  overtime rate.  If MANAGEMENT  approves a  meeting  during scheduled  working hours,  the committee shall receive labor grade rate for the time spent in such meeting.



      1.06 Specification information will be made available to employees or

UNION officials as required.



                                    ARTICLE II
                                    ----------

                          SENIORITY FURLOUGH AND LAYOFF

    2.01 A. In order to provide  for a more reasonable work schedule  for senior employees when  hours are shortened due to lack  of orders, the plant operations manager will have the  responsibility of placing on furlough those employees who are not needed to  fill the daily production schedule. Furlough  will be offered

first  on  a  voluntary  basis   according  to  seniority  within  the  affected

classification.  If there  are  not  enough volunteers,  then  the Company  will furlough  the  most  junior  employee(s)  in the  affected  classification.  The furloughed employees will be placed on surplus labor so as to make them eligible for unemployment  benefits during such  furlough period, if  otherwise eligible.

Employee  health and  dental insurance  will  be maintained  in accordance  with

Article  XIII of the Master  Agreement for the entire  length of furlough. It is understood that  a furlough may be for any length of time provided such does not exceed sixty  (60)  days at  any  given time.  For  recordkeeping purposes,  the

President for Local #425 or his  appointee will be notified of such  furlough by letter signed by the involved plant or operations manager.

    In the event variation in customer demands requires employees to return from furlough earlier than  announced, such return shall be offered first to the most senior employee  in  the  classification being  recalled;  however,  the  senior employee will not be forced to return if there will still be junior employees on furlough within the classification. If the furlough turns to a permanent layoff,

the most senior employee may choose to remain out of work on layoff status, with recall rights as granted in LPS Section 2.04.

    With regard to recall from furlough, the COMPANY liability shall be  limited to  notification  to  the UNION  that  such  employee could  not  be  reached by telephone  or  was  unavailable  because of  other  commitments.  Because  State

Unemployment rules pay  reduced benefits for partial unemployment,  the plant or operations manager will  project furlough time in multiples of  five (5) working days. Any furlough  can be triggered at any  day of the week. For  example, if a
      ------------

holiday falls on Tuesday, the  COMPANY will declare furlough to  begin Wednesday and continue through for a continuous minimum of five (5) working days.

Should a planned furlough affect a single employee a third time, the Company and

Union will meet to discuss the necessity prior to invoking furlough on the affected employee.

       2.02 A. The COMPANY recognizes the principle of seniority (last hired will be the first laid off) among its employees and agrees that all layoffs occasioned by lack of work and subsequent recalls from layoff shall be by seniority as provided below.

          B.   When increases or decreases in the work force become necessary,

               they shall be made on the basis of seniority within work

               groupings.

          C.   Laid off employees who have seniority rights will be recalled in accordance with their seniority as described in Section 2.03.

          D.   In the event a layoff is necessary, the reduction will be by classification and seniority giving the affected employee the right to bump or roll the youngest employee in such employee's work grouping provided as follows:

               1.   Employees having previously bid on the classification which is to be reduced and such employee has six (6) months or

                    less training, he/she will be the first to be laid off.

                    Employees who have earned piecework for two (2) consecutive weeks will be protected by plant seniority.

               2.   Inasmuch as both the COMPANY and UNION firmly believe in

                    the value of employee seniority, Article II, Section 2.02 D will be implemented as stated for all employees with less

                    than ten (10) years of seniority. For those affected

                    employees with ten (10) years or more seniority, the

                    employees will be allowed to bump the youngest employee

                    (providing youngest employee has less than ten (10) years

                    seniority) within any of the classifications within the

                    various skill groupings regardless of qualifications, with the exception of Groups VIII and IX. The employee must be

                    fully qualified as stipulated in Article II, Section 2.02 D

                    #5 in the L.P.S. in order to be allowed to bump into Group

                    VIII and IX. The senior employee will have to qualify on the new job within the determined training period per Section

                    3.01, or will be placed in either skill Group VII, by way of bumping the youngest employee within Group VII, or on

                    surplus labor.

               3.   If trained in one or more classifications within the work

                    grouping, the affected employee must roll or bump into a

                    trained classification. If trained in one or more

                    classifications within the work grouping, the affected

                    employee may select the trained classification he/she so

                    desires according to seniority.

               4.   If the affected employee is not trained in more than one

                    classification within his/her work grouping, then the

                    affected employee may roll or bump the youngest employee

                    within that grouping without regard to previous

                    qualifications.

               5.   If such employee is unable to roll or bump within his/her

                    work grouping as provided in #3 and #4 above, and the

                    affected employee is qualified to perform jobs in other

                    classifications in a different work grouping without

                    training, such employee may roll or bump the youngest

                    employee in such classification as provided by Seniority

                    Rule in A and B above.

               6.   If such employee is not permitted to remain in his/her work grouping and does not qualify to roll or bump into any other work grouping, such employee will be permitted to roll or

                    bump any employee in Group VII without previous qualifications. Provided employee has seniority, as provided by Seniority Rules in A and B. This applies except for

                    Repair Work, unless he/she is qualified to do the particular repair work.

E. The COMPANY has the right to train employees in any particular grouping provided such employees are the youngest untrained in seniority, and provided further such employees are physically able to perform such jobs. The term

   "not physically able" as used herein shall mean that the subject employee has a permanent physical disability or condition that prevents him/her from performing his/her job in a satisfactory manner, and that this fact has been verified in writing by a physician.

F. The COMPANY will train such senior employees as they request additional training in new jobs. Payment for training purposes will be at the existing base rate or labor grade rate of the new or old job, whichever is highest.

   When the employee earns piecework, he/she shall receive such.

G. Refreshing of skills shall be paid as follows:

   Employees who have been off the job less than thirty (30) days will receive no training; off the job from thirty (30) to sixty (60) days, will receive four (4) hours training; sixty (60) days to six (6) months will receive eight

   (8) hours training; off the job in excess of six (6) months will receive twenty-four (24) hours training.

H. Any employee who is trained on a new job may not declare himself or herself ineligible for such skill until he/she has made such available to the COMPANY for a minimum of eighteen (18) months.

I. Any employee assigned to his/her secondary skill must be assigned to such for a minimum of one (1) hour.

J. During layoff, any employee shall have the right to declare himself or herself eligible for any and all skills he/she has previously qualified for provided such skills will be available to the COMPANY for a continuous eighteen (18) month period thereafter.

          K.   The borrowed man clause will be available whenever an employee is taken off his regular classification for the convenience of

               COMPANY.

    In the event there is any conflict between a provision of the above Article

II and the remainder of this L.P.S., the above shall govern.



    2.03 Return from Surplus Labor. If due to Seniority Rules in A and B above,
         ---------------------------

an affected employee must go on Surplus Labor. The same rules would apply returning to open jobs.

          D-2   1st Priority
          D-3   2rd Priority
          D-4   3rd Priority
          D-5   4th Priority

    2.04   Right of Recall
           ---------------


          A.   The COMPANY  will return  the most senior  employee on  layoff to such employee's former  work grouping when an opening  in any one of the  classifications contained therein  occurs, provided  such employee can  successfully perform  the work  available. When  an opening occurs  in the  employee's former classification,  he/she must return to that classification.

          B.   In the event there  is an opening in  another skill grouping  for which there are no employees  available in such skill grouping on surplus labor, and provided a senior employee from another skill group on  surplus labor  can successfully  perform the  available work, such employee will be given an opportunity to return to the active  payroll prior  to the hiring  of a new  employee. When an opening occurs  in the  employee's former  classification, he/she must return to that classification.

          C.   If there are no openings for incentive classifications, but there is a need in Group VII, the most senior employee on surplus labor will be given an opportunity to qualify for such work before  the

               COMPANY hires new employees. Those who have been transferred into

               Group VII  and are  learning will receive  either their  day work rate or base rate of the new job, whichever is higher.

          D. An employee with less than three (3) years of seniority does not have automatic reclaim rights of former classification while on any form of layoff status. The job that may fall within this category will first be posted for bid and, in the event there are no bidders, then employee within this category will return to their former classification.


    2.05 Definition and Notice of Layoff. A temporary layoff is when an employee
         ---------------------------------
is laid off for a period of more than eight (8) hours, but  not  exceeding  five

(5) working days. A permanent  layoff is when an employee is laid  off for  more than five (5) working days. On a permanent layoff,  the  COMPANY  shall  give  a notice of five (5) working days.



    During the five (5) day working notice period, the employee who has been notified that he/she is to be laid off will share the available work in his/her classification with those who will be retained.



    When the hours of work reach a minimum of thirty-two (32) hours per week, a discussion will be held between the MANAGEMENT and the UNION for the purpose of determining a layoff.



    2.06 Job Bidding. When it is necessary to fill a new job or vacancy, such
         -------------

positions shall be posted by MANAGEMENT on bulletin boards for twenty-four hours.



    At the end of the  period, the COMPANY will review the applications from the employees  who have submitted  their names  for consideration  and fill  the job opening by  transferring the applicants, if any, it  deems suitable for the job.

The COMPANY will award  the job to the applicant with the  most seniority in the

Plant, provided such applicant has more than twelve (12) months seniority.



    It is agreed that the successful bidder will remain at his/her new job for a period of one (1) year before he/she  may have the privilege of again bidding on another new job.  It is agreed that the successful bidder will be transferred to a new job as soon as possible, but in no case will he/she remain longer than one (1) month, during which time MANAGEMENT will have the opportunity to provide a suitable replacement.

          A.   To be eligible  for bidding purposes, an employee  must have been in the employment  of SIMMONS for one (1) year or more, have been certified as  qualified  on his/her  previous job,  and have  not successfully exercised the right to  bid for at least twelve (12)

               months.

          B.   Employees on the active payroll who are successful bidders on an open job will receive the base rate of the job they have bid on during their learning period.

          C.   In the event a job is posted for bid and there are no bidders,

               the most senior employee on lay off who is qualified to perform the posted  job duties will be given an  opportunity to take the open job. It is clearly the responsibility of the employee to make known to MANAGEMENT his desire  to identify the job he wishes  to return to in writing.

     2.07 Failure to Succeed on Bid Job
          -----------------------------

          A.   In  the event  a successful  bidder is  unable to  satisfactorily learn the  new job  in accordance with  the learning  curve, such employee may  return to his/her  former job, if available,  or if not  available, such employee may bump  the least senior employee in Group  VII if his/her  seniority permits and such  employee is physically qualified to do the work.

          B.   Employees may be disqualified  for bona fide physical reasons  in which event  they will go to  surplus labor. The  term "bona fide physical  reasons" as  used herein  shall  mean that  the subject employee  has a permanent  disability or condition  that prevents such employee from  performing the job  in a satisfactory  manner and  such  disability  is  verified  in  writing  by  a  licensed physician.

          C.   In the event an employee twice fails to qualify on a job that was successfully  bid for, such  employee shall be  disqualified from further bidding.

2.08 Disqualification Following a Bump, Roll, or Transfer. An employee placed
     -----------------------------------------------------

on a  job as the  result of a bump,  roll, or transfer  who fails to  qualify in accordance with the learning curve will be placed on surplus labor.



2.09 Loss of Seniority Rights. An employee's continuous service record shall be
     --------------------------
considered to be broken and he/she shall lose all his/her seniority for any of the following reasons:

          A. When the employee resigns.

          B. When the employee is discharged.

          C.   For absence from the EMPLOYER's  payroll longer than twelve  (12)

               continuous months due to  layoff. If an employee is !aid off with less  than six  (6)  months  of service,  his  recall rights  and seniority  will remain in  effect only as  long as  his length of service with the Company.

          D.   When an employee is recalled to work after a layoff and  does not return to work promptly thereafter without good cause.

          E.   When  an employee falsifies  any information given  in connection with his/her application  for employment or in  connection with a leave of absence.

          F.   In order to  determine whether an employee returning  from a sick leave, job-connected or not, is physically able to satisfactorily

               perform   the   work   without   risking   further    injury   to

               himself/herself or others, the COMPANY may require such returning employee to submit medical proof of his/her recovery, including a physical  examination  by a  COMPANY  doctor  if desired  by  the

               EMPLOYER.

          G.   When the  employee refuses to  accept available work  as outlined above, 2.01,  2.02, 2.03, 2.04,  such refusal will  terminate the right of recall and result in the loss of all seniority rights.



     2.10 Hiring Rate
          -----------

          A. New employees will be hired at $5.25 effective October 16, 1988.

          B. Progression:

               Incentive employees will receive either  the hiring rate or their incentive earnings,  whichever are higher,  once they demonstrate that they can meet quality standards set by the COMPANY.



               Hourly workers shall receive  an increase of fifteen cents

               (15 cents) per hour after  completing thirty (30) days with the

               COMPANY and shall  receive an additional  fifteen cents

               (15 cents) per hour after completing the  2nd thirty (30) days with the COMPANY  and shall receive  labor grade rate  for their respective  assignment after completing ninety (90) days with the COMPANY.



               A rate of $7.50 was set for part-time and temporary employees,

               and no benefits, holidays or vacations will be paid. At the time the COMPANY determines that a temporary position is full time, or at the end of one year (whichever comes first), the temporary job will be filled in accordance with the contract.



               The COMPANY will not have part-time or temporary employees working if regular employees are not working all scheduled hours per week unless the regular employees have refused to work on the job being performed by the part-time or temporary employees.



               The  COMPANY has  agreed that  no  more than  ten (10)  incentive employees will be classified as part-time  or temporary. No limit will be set for the number of non-incentives classified.



     2.11 Promotion Out of Bargaining Unit
          --------------------------------

    In  the event that any employee  covered by this AGREEMENT  is promoted to a supervisory  position or to any other  position outside the bargaining unit, and is thereafter transferred back into a classification within the bargaining unit,

he shall be credited with the amount of seniority which he has acquired. He shall not be eligible to replace any employee other than the employee with the  least amount of seniority  in the classification in  which he has experience.



    2.12  Seniority List.  Upon  the  first anniversary  of  execution of  this
          ------------------
AGREEMENT, a basic seniority list shall be prepared containing the names  of all employees who are covered  by this AGREEMENT and who have been  in the employ of the COMPANY  at least  one (1) year  and the date  of the commencement  of their respective employment. Copies  of this  seniority list  shall be  posted on  the bulletin boards, and a copy shall be delivered  to the UNION. The seniority list shall  be revised from  time to time as  necessary, and a  list of the deletions shall be furnished to the UNION.


    2.13 Change in  UNION Representatives. It is agreed that the UNION will keep
         ----------------------------------

the COMPANY  notified at  all times of  the persons  who are  officers and  Shop

Stewards of the UNION.

                                   ARTICLE III
                                   -----------
                                      WAGES
                Skill Group Classifications and Labor Grade Rate
                -------------------------------------------------
                               Jacksonville Plant
                               ------------------

    3.01 The COMPANY and the UNION have agreed upon the following Labor Grade Rates and the job evaluation assignment to Labor Grade for all employees:

Skill                         D.W.           Labor Grade Effective     Weeks of
                                           -------------------------  ---------
Group Classification          Inc.  Grade  10/l6/94 10/16/95 10/15/96  Training
- --------------------          ----  -----  -------- -------- -------- ---------
I   Cutting
    -------
    A. Matts/B.S. Cutter      D.W.    6       8.33     8.63    8.93        4
    B. Slitter                D.W.    6       8.27     8.57    8.87        4

II. Sewing
    ------
    A. Border Machine Op.     Inc.    8       8.39     8.64    8.89       10
    B. Quilt Machines         Inc.    5       8.16     8.41    8.66        8
    C. Matts/B.S.
    1.Class I                 Inc.    3       8.02     8.27    8.52        8
    Sew & Tape, Hem,
       Label & Splice
    2. Class II               Inc.    3       8.02     8.27    8.52        8
    Overcast, Label, Flange,
      Quilts
    D. Miscellaneous Border
       Operations             Inc.    2       7.95     8.20    8.45        4
    E Double Hemmer           Inc.    3       8.22     8.47    8.72        4
III. Mattress
     --------
    A. Close Mattress         Inc.    9       8.80     9.05    9.30       20
    B. Hog Ring               Inc.    4       8.09     8.34    8.59        6
    C. Repair Mattress        D.W.            8.66     8.96    9.26        8

IV. Wire Forming
    ------------
    A. Coilers (includes
       Ultrasonic)            Inc.    8       8.39     8.64    8.89        8
    B. HMB Assembly           Inc.    4       8.09     8.34    8.59        4

V.  Boxspring
    ---------
    A. Staple Coils           Inc.    4       8.09     8.34    8.59        4
    B. Top Off Const.         Inc.    4       8.09     8.34    8.59        4
    C. Upholster B.S.         Inc.    4       8.09     8.34    8.59        6
    D. Frame Const.           Inc.    4       8.09     8.34    8.59        4
    E. Route Corners          Inc.    3       7.97     8.22    8.47        4

VI. Not Applicable to Jacksonville
    ------------------------------
VII.Indirect Labor
    --------------
    A. Warehouse              D.W.    3       8.50     8.80    9.10        3
    B. Inspection & Repair    D.W.    3       8.35     8.65    8.95        4
    C. Material Handler       D.W.    2       8.13     8.43    8.73        2
    D. Sweepers               D.W.    1       8.03     8.33    8.63        1
    E. Packing Machine        D.W.            9.45     9.75   10.01        6

VIII Lift Truck Operator
     -------------------
                              D.W     3       9.00     9.30    9.60        4
IX. Maintenance
    -----------
    A. Machinist
     1. One Skill             D.W.   10      11.30    11.60   11.90
     2. Two Skills            D.W.   10      12.80    13.10   13.40
     3. Three Skills          D.W.   10      14.30    14.60   14.90
    B. Mechanic               D.W.   10      10.60    10.90   11.20
    C. Apprentice           See Schedule at Section 8.01

     Qualifications & Training:

A.    Machinist - can manufacture and modify parts for machinery on lathe or milling machine, can perform welding, and can perform electrical work on

      110, 220, 440.



B.    Mechanic - Can adjust and replace parts on machinery, can perform basic building maintenance.



C.    Apprentice - one who is in the process of learning to adjust and replace parts on machinery, can perform basic building maintenance. Must complete the Industrial Mechanics course offered at FCCJ, or an equivalent course as mutually agreed to by the Company and the Union.



    During the implementation  of the above  classifications for maintenance,  a skills audit will be performed to assess the current level of existing employees in group IX, and employees will be classified accordingly. No employee will have any pay taken away from them immediately: however, there will be no pay increase without  attaining the  appropriate skill  level. Proper  certification must  be presented  for  skill  classification.  The  Company agrees  to  use  a  tuition reimbursement  program to assist  in training of those  employees in Skill Group

IX. The Company will reimburse employee cost with a passing (C)  grade. Uniforms will be furnished to all employees designated in the mechanics classification at an equally shared cost between the Company and each Employee.



    3.02     Incentive Compensation Plans. It is agreed that  the COMPANY at any
             ----------------------------

time may install  an incentive compensation plan  in any operation where  in its judgment  such a  plan is  practicable. Such  incentive compensation  plans when established  may be  made applicable  to  individuals or  groups of  individuals depending upon the nature of the work,  and will provide an earnings opportunity to experienced average employees twenty-five percent (25%) higher than the labor grade rate. It  is further agreed that  the COMPANY may at  any time discontinue and terminate
all or  part  of any  incentive  compensation plan  where  in its  judgment  the incentives have proven unsound.



    If a new  job is  added or there  is a  change in  method (change in method,

means, or processes) so that the operator is required to work on a job for which there is no standard,  he/she shall be paid his/her average  hourly rate until a new standard is submitted for the time he/she spends on such unrated job.



    3.03  Work  Wait.  If,  due  to absenteeism,  mechanical  failure,  lack  of
          ----------

materials, components, or supplies, an incentive worker is  required to wait for any continuous period of more than  ten (10) minutes, after he/she has  notified his/her foreman, he/she shall be compensated at his/her labor grade rate for all lost time.



    An  incentive worker's work wait  status  shall commence  only after  he/she notifies  his/her  own foreman,  who  shall forthwith  record  the time.  If the employee's own foreman is not available, he/she shall notify any other foreman.



    The COMPANY shall have no liability regarding this paragraph in the event of a  breakdown  of power  outside  the  plant, or  if  inside  the  plant and  not maintained by the COMPANY, general plant fire, act of God, act of public  enemy,

or because of conditions beyond the control of the COMPANY.



    If an employee is given another job outside of his/her trained skilled work group,  the  employee  will  receive  compensation  based  on  his/her  previous quarterly average  hourly rate  or his/her  incentive earnings  on the  new job,

whichever is higher, except as provided in Section 2.02, Paragraph G.



    3.04      Inventory Work.  In selecting  the employees needed  for inventory
              --------------

purposes, preference will be given  to day workers. Departmental Supervisors may assign unqualified day workers to material handling, cleaning, etc.

    Day workers will be paid the rate of their classification for  all inventory work. Whenever pieceworkers  are to be used taking inventory, they shall be used in departments in  which they  are familiar  with the items  to be  inventoried.

Pieceworkers who are selected will receive their average hourly rate.



    3.05 Electric Power Failure.  It is agreed that in the  event of an electric
         ----------------------

power failure, employees will  stand by their work stations until  instructed by the COMPANY  to either go home or  to resume work. If the COMPANY within one (1)

hour after the moment of power failure instructs the employees to either go home or to resume work, the employees will not  be paid for the time lost within this one (1) hour.



    If the COMPANY does not instruct any employee within one (1)  hour after the beginning of such power failure to either go home or to resume work, he/she will be  paid  for this  loss  of  time in  accordance  with Section  4.10  of MASTER

AGREEMENT if  an incentive worker, and  at the regular day work  rate of his/her classification  if a  day worker for  all time  lost from  the end of  the first minute of power  failure to the  time he is instructed  to either go home  or to resume work.



    3.06 Work Hardening Procedures. Any employee who has suffered a work related
         -------------------------

injury and has been released by their attending physician to return to work on a limited status will be placed on a job which they can physically perform without aggravating  the injury. During this time they will  be paid the rate of the job which they perform.



    It is expected that the  employee will be used in this  "work hardening" job until such time as they  are once again able to physically perform their regular job. Provided  that the injury is of a temporary nature and the employee returns to his/her  regular job after  a "reasonable and customary  recuperation period"

the COMPANY will reimburse the employee for the difference in pay  between their regular rate of pay and the "work hardening" job rate of pay.



  Each situation will be reviewed and evaluated by management on an individual basis.

    3.07 UNION  Meetings and Scheduled  Overtime. In  the event a  union meeting
         ---------------------------------------

conflicts  with  a  COMPANY  schedule  or  work  and  such  meetings  cannot  be rescheduled  to a  more convenient  time, it  is  understood that  the employees desiring to attend  the union meeting may do  so providing they return  from the meeting  directly  to  the  plant  and  work  the  hours  lost  because  of  the interruption.



    EXAMPLE: The COMPANY  schedules a regular work  day of eight (8)  hours plus two (2)  hours of overtime, or a  schedule from 7:00 am. to  5:30 p.m. The UNION calls  a meeting  at 3:30  p.m.  that runs  until  5:30 p.m.,  the employee  who attended the two  (2) hour union meeting must  return to the plant  and work the two (2) hours to assure the integrity of the COMPANY schedule. Failure to report after the meeting and work the two (2) hours will subject the offending employee to disciplinary action.



   3.08 Overtime Agreement.
        ------------------

        A. Within Classification
           ---------------------

          Overtime   for  work   regularly  performed   within   any  particular

          classification  will be  assigned  as  equally  as  practicable  among qualified employees. Where  questions arise, the most  senior employee in this classification shall receive  the first  right  of refusal. If there is an insufficient number of volunteers available,  the  COMPANY may assign  the required overtime  to the least senior  employee until the required manpower needs are satisfied.

        B. Project Labor
           -------------

          1. Employees who are qualified to do work which is not directly related to the manufacture or shipping of the product (ie: Project Labor), may request to be placed on a waiting list for such labor. Said list will be posted on a quarterly basis and the work will be distributed in as equal a basis as practicable.

Employees who have performed such work during the week in which the work falls, including Saturday, will be given preference over those who have more seniority but who did not perform such work during the week.

If an employee is unavailable to work when required, he/she will lose their turn.

          2. The rate of pay for work performed outside the regular

classification will be $8.50/hr.



    3.09  Borrowed Man When  an employee  is borrowed to  a job that  he/she has
          ------------

previously been  qualified on,  the following  schedule of  payment  will be  in effect:

     1. Production at or above 115% - employee receives average pay.

     2. Production between 100% - 114% employee receives 85% of average pay.

     3. Production below 100% - employee receives 75% of average pay or base rate, whichever is higher.

    It is understood that downtime customarily paid at base rate, such as machine down or out of work, will be paid at 75% of average pay or the base rate, whichever is higher.  If refreshing of skills is necessary, such time will be paid at average pay.

    This  clause will  supersede and  prevail over  all language  in the  Master

Agreement pertaining to borrowed man.



                                   ARTICLE IV
                                   ----------

                                  WORKING HOURS

4.01  Hours. The normal starting time for 1st shift will be 7:00 am. As customer
      -----
requirements demand, the start time can be varied, without penalty of overtime premium, from between 6:00 am and 8:00 am, with a thirty (30) minute lunch period without pay. All changes in shift start time will be made with reasonable notice. ("Reasonable" means by the end of the prior working day). Additional variance may be made through mutual consent between the Company and the Union without penalty of overtime premium.



4.02 Shift Differential. All work  performed on the second shift shall be paid a
     ------------------

premium of twenty (20) cents per hour.

    4.03 Rest Period. It is agreed that two (2) rest periods of ten (10) minutes
         -----------
will  be given during each eight (8) hour  shift. One rest period is to be taken before the normal lunch hour, and the other rest period is to be taken after the lunch hour.

    4.04 Two Shifts. Normal starting time for second shift will be 3:30 pm. As
         ----------
customer requirements demand, the start time can be varied, without penalty of overtime premium, from between 2:30 pm and 4:30 pm, with a thirty minute lunch period without pay.

    4.05 Three Shifts. Whenever three shifts are to be worked in any department,
         ------------

the first shift will begin work at 7:00 a.m. and continue to work until 3:30

p.m. with a thirty (30) minute lunch period without pay; the second shift will begin work at 3:30 p.m. and continue to work until 12:00 midnight, with a thirty

(30) minute lunch period without pay; the third shift will begin work at 12:00 midnight and continue to work until 7:00 a.m. with a thirty (30) minute lunch period without pay.



                                    ARTICLE V
                                    ---------

                                 PAID HOLIDAYS

    5.01 In addition to the seven (7) paid holidays listed in Section 10.01 of the MASTER AGREEMENT, the following four (4) additional paid holidays will be granted:



     1.   Either the day before or the day after Christmas as indicated by the

          COMPANY

     2.   George Washington's Birthday

     3.   Good Friday

     4.   Day after Thanksgiving

          (The Jacksonville Local elected to  take the day after Thanksgiving in lieu  of Employee  Birthday pay  as  listed in  the MASTER  AGREEMENT,

          Article XXIII.)

    5.02 In order to be eligible for the holiday payment, an employee must have completed his probationary period on the day of the holiday and have worked the last scheduled work day before and the first scheduled work day after the holiday, for a minimum of four (4) hours. Payment will be made at eight (8)

times the employee's previous quarterly average hourly rate excluding overtime premiums if an incentive worker. Hourly workers will be paid eight (8) times their labor grade rate. New employees (after qualified) will be paid the average of the last two (2) full weeks if the average is over the base.



    5.03 When one of the above holidays falls within an eligible employee's approved vacation period, and he is absent from work during his regularly scheduled work week because of such vacation, he shall be paid for such holiday.



    5.04 When an eligible employee is on approved leave of absence which does not exceed thirty (30) days and a holiday occurs during this period, he shall receive pay for such holiday. (Employee would be eligible for one two-day holiday, if applicable.)



    5.05 In applying  this procedure, when any of  the above enumerated holidays falls on Sunday and the day following is observed as the holiday by the State or

Federal Government, it shall be paid as such holiday.



    5.06 It is  understood that the COMPANY  shall notify the UNION  thirty (30)

calendar days in advance whether the tenth (10th) paid holiday is the day before or the day after Christmas Day each year.


                                    ARTICLE VI
                                    ----------
                                    VACATIONS


    6.01 Pay for each  week of vacation will  be figured at forty (40)  times an employee's average hourly earning rate for the  previous quarter if an incentive worker, and  the employee's regular labor grade rate if  paid on an hourly rate,

excluding overtime premiums.

    6.02 Full vacation benefits will be paid to all employees who work at sometime during the calendar year with the exception of employees who are on a layoff status or who quit or are discharged. Those employees will be paid on a prorate basis of 1/12th for each month worked (five (5) working days will be considered a month worked, 1/12 credit).


     A.   Any employee returning from an approved leave of absence must work sixty (60) days to be eligible to take vacation time.


     B.   If employee returns in December he/she will receive full vacation benefits for that calendar year provided sixty (60) days are worked upon return.


     C.   Employees who have returned from Leave of Absence may sell one week of vacation with no time restrictions. Requests to sell additional weeks will be reviewed and granted by Management on an individual basis.



                                   ARTICLE VII
                                   -----------

                              ABSENTEES - NO REPORT

    7.01 Failure to Report Absence. Any employee who does not report for work on
         -------------------------

any work day  shall report the reason  thereof to the Personnel  Manager, or his foreman, within  three (3)  hours after the  beginning of  his work  shift. This report is to  be made by  telephone or written  note. The following  schedule of reprimands will prevail for any employee who does not report as per above:

        First offense         Written reprimand

        Second offense        One day layoff

        Third offense         Two days layoff

        Fourth offense        Discharged permanently

                                  ARTICLE VIII
                                  ------------

                          MECHANIC APPRENTICE TRAINING

    8.01 Mechanic Apprentice Training Schedule and Pay Rate Progression Scale.
         --------------------------------------------------------------------
It is understood that the trainee will be paid from the following schedule and the trainee will also be eligible for any raises given other employees by the UNION Contract:

     Effective:           10/16/94   10/16/95 10/16/96
     ---------            --------   -------- --------

     Hiring Rate              9.00       9.30     9.60
     -----------

     After 30 day             9.25       9.55     9.90

     After 90 days            9.50       9.80    10.20

     After 6 months           9.75      10.05    10.50

     After 12 months         10.00      10.30    10.80

     After 18 months         10.60      10.90    11.20


    It is understood that the trainee will be subject to disqualification as a trainee at any time during the eighteen (18) month training period if the

COMPANY determines insufficient progress is being made. Also, if it is the decision of the COMPANY that the trainee was not fully trained at the end of the eighteen (18) month period, the last pay adjustment, raising the employee to the labor grade rate for mechanic, would be withheld until such time the COMPANY feels he is fully qualified.



    It  is understood  that if  the trainee  is off  the active payroll  for any length of time, the period of training will be decided by the actual time worked on the job, not by calendar months.



    8.02  Probationary Period. New  employees shall be  considered probationary
          -------------------

employees during the first sixty (60) calendar days of service with the EMPLOYER and  may  be  discharged for  any  reason  during this  period.  If  retained in employment after the  expiration of the sixty (60)  day probationary period, the seniority rating of  new employees shall  commence with the  first day of  their last employment with the EMPLOYER.

    AGREEMENT between COMPANY and UNION. Before posting any additional split
    -----------------------------------
job, the Operations Manager will discuss the need with the President of Local

#425 to make certain that the additional split jobs will not exceed the number of regular jobs in the given classification.

                                   ARTICLE IX
                                   ----------

                          EQUAL EMPLOYMENT OPPORTUNITY

    SIMMONS COMPANY provides equal employment opportunity to qualified persons without regard to race, color, religion, national origin, age, sex, marital status, sickle cell trait, handicap including AIDS, or veteran status except where religion, sex, national origin or age is a bona fide occupational qualification. Our policy relates to all phases of employment, including recruitment, placement, promotion, training, demotion, transfer, layoff, recall and termination, rates of pay, employee benefits and participation in all

SIMMONS sponsored employee activities.

    We are opposed to all forms of harassment including sexual, racial, ethnic or religious harassment. Unwelcome sexual advances, requests for sexual favors,

and other verbal or physical conduct of a sexual nature or verbal or physical conduct directed at a person's race, color, religion, sex, national origin, age,

handicap or veterans status may constitute harassment. Claims of harassment which come to our attention may result in discipline up to and including discharge. At any time, if you believe that you have been harassed, you must report the harassment to your immediate Supervisor or your Human Resources

Manager. A confidential investigation will be conducted.



                                    ARTICLE X
                                    ---------

                            DURATION AND TERMINATION

    10.01 This Supplement AGREEMENT shall be in full force and effect  for three

(3) years, from October 16, 1994, until October 15, 1997.

    10.02 The parties agree that this AGREEMENT, together with the MASTER

AGREEMENT of even date, constitutes the entire AGREEMENT between the parties,

and at no time during the life of this AGREEMENT shall either party have any obligation to negotiate or bargain with the other party, with respect to any points not covered by this AGREEMENT, and as to matters covered by this

AGREEMENT, only in the manner and to the extent herein provided.

    IN WITNESS WHEREOF, the parties hereunto set their hands and seals as hereinbefore stated.

The United Steel Workers of America,         SIMMONS COMPANY
A.F.L., C.I.O., C.L.C.
JACKSONVILLE, FLORIDA
(Upholstery Industries Division)

Through its Agent, Local Union #425


By  /s/ Foster Turner, Jr.                    /s/ Gary C. Davis
   ---------------------------------         -------------------------
    /s/ Foster Turner, Jr.                   /s/ R. Barton   12/8/94
   ---------------------------------         -------------------------

   ---------------------------------         -------------------------

   ---------------------------------         -------------------------

   ---------------------------------         -------------------------


Countersigned at Philadelphia, Pennsylvania.


This 8th day of Dec., 1994
     ---        ---     --
The United Steel Workers of America, A.F.L., C.I.O, C.L.C
(Upholstery Industries Division)


By  /s/ Ernest F. Shorn
   ---------------------------------------------

   Director of Upholstery Industries Division

                               LETTER OF AGREEMENT

                                     BETWEEN

                        UIU LOCAL 425 AND SIMMONS COMPANY

On this date it was agreed to amend LPS Section 3.06, Work Hardening Procedures to read as follows:

Any employee who has suffered a work related injury and has been released by their attending physician to return to work on a limited status will be placed on a job which they can physically perform without aggravating the injury. During this time they will be paid the rate of the job which they perform.

It is expected that the employee will be used in this "work hardening" job until such time as they are once again able to physically perform their regular job. Provided that the injury is of a temporary nature and the employee returns to his/her regular job after a period of thirty days, the Company will reimburse the employee for the difference in pay between their average rate of pay and the work hardening job rate of pay.

The initial thirty day period may be extended by an additional thirty days in extenuating circumstances. This additional time will be evaluated by management.


Make-up pay is intended to be used in instances where limited duty status is short term. Should the period of limited duty run past 30 days (or 60 days with management agreement) with no return to full duty, there will be no make-up pay given. There will be no early payment of make-up pay even in hardship cases or under extenuating circumstances.


Signed this 25th day of January, 1996


 /s/ Foster Turner, Jr.                /s/ John W. Cannon
- -------------------------------     -------------------------------
Foster Turner, Jr.                  John W. Cannon
President                           Operations Manager
USWA/UIU Local 425                  Simmons Jacksonville

                              KANSAS CITY PLANT


                                 SUPPLEMENT


                                 LOCAL #173

                            KANSAS CITY INDEX
ARTICLE   ITEM
                                                               PAGE

I     RECOGNITION AND UNION SECURITY  . . . . . . . . . . . . . . 3
      1.01 Employees Covered  . . . . . . . . . . . . . . . . . . 3
      1.02 Check Off  . . . . . . . . . . . . . . . . . . . . . . 3
      1.03 Plant Committee  . . . . . . . . . . . . . . . . . . . 3

II    SENIORITY
      2.01 Description  . . . . . . . . . . . . . . . . . . . . . 4
      2.02 Right of Recall  . . . . . . . . . . . . . . . . . . . 7
      2.03 Probationary and Training Period   . . . . . . . . . . 8
      2.05 Discontinuance of Departments  . . . . . . . . . . . . 9
      2.06 Restoration of Discontinued Departments  . . . . . . . 9
      2.11 (A) Determination of Layoffs   . . . . . . . . . . . .10
      2.11 (B) Furlough   . . . . . . . . . . . . . . . . . . . .10
      2.12 Layoff Notice  . . . . . . . . . . . . . . . . . . . .10
      2.14 Job Bidding  . . . . . . . . . . . . . . . . . . . . .11
      2.15 Active Seniority List  . . . . . . . . . . . . . . . .12

III   WORKING HOURS
      3.01 Shift Schedule  . . . . . . . . . . . . . . . . . . . 12
      3.03 Rest Period   . . . . . . . . . . . . . . . . . . . . 13
      3.04 Overtime Notice   . . . . . . . . . . . . . . . . . . 13
      3.05 Overtime  . . . . . . . . . . . . . . . . . . . . . . 13

IV    WAGES
      4.02 Training and Hiring Rates   . . . . . . . . . . . . . 14
      4.05 Work Wait   . . . . . . . . . . . . . . . . . . . . . 15
      4.06 Rate for Reporting Pay  . . . . . . . . . . . . . . . 16
      4.07 Computing Average Hourly Rate   . . . . . . . . . . . 16
      4.09 Team Operations   . . . . . . . . . . . . . . . . . . 16
      4.10 Shift Premium   . . . . . . . . . . . . . . . . . . . 17

V     PAID HOLIDAYS
      5.08 Birthday - Floating Holiday   . . . . . . . . . . . . 18
      5.09 Personal Days   . . . . . . . . . . . . . . . . . . . 19
VI    PAID VACATION  . . . . . . . . . . . . . . . . . . . . . . 20

VII   LEAVE OF ABSENCE . . . . . . . . . . . . . . . . . . . . . 21

VIII  GRIEVANCE PROCEDURES
      8.01 Grievance Procedure   . . . . . . . . . . . . . . . . 21

IX    EQUAL EMPLOYMENT OPPORTUNITY  . . . . . . . . . . . . . .  22

X     10.01 DURATION AND TERMINATION OF SUPPLEMENT . . . . . . . 22

      SIGNATURES  . . . . . . . . . . . . . . . . . . . . . . .  23

      SCHEDULE A  . . . . . . . . . . . . . . . . . . . . . . .  24

      SCHEDULE B  . . . . . . . . . . . . . . . . . . . . . . .  25

      ADDENDUM  . . . . . . . . . . . . . . . . . . . . . . . .  26

                         KANSAS CITY SUPPLEMENT
                         ----------------------

                                AGREEMENT

    THIS AGREEMENT made  this 16th day of October,  1994, by and between

SIMMONS COMPANY, Kansas City, Missouri,  hereinafter referred to as the

EMPLOYER, and THE UNITED STEEL WORKERS OF AMERICA, A.F.L., C.I.O., C.L.C.

(Upholster Industries  Division),  hereinafter  referred  to as  the

UNION, acting through its agent, Local Union #173 for and on behalf of itself and the  employees of said COMPANY at its plant located in Kansas

City, Missouri, supplementing  the  MASTER MULTI-PLANT WORKING

AGREEMENT of even date between the same parties and others.



                                ARTICLE l
                                ---------

                     RECOGNITION AND UNION SECURITY

    1.01  Employees  Covered.  The term "Employees" shall not include
          ------------------

executives, office employees, timekeepers, supervisors, machinists,

watchmen, or any persons whose duties are plant or office MANAGEMENT.



    1.02 Check Off.  The deduction of initiation fees and regular UNION
         ---------

dues  as certified by  the UNION in  writing to the  EMPLOYER, shall be made  from the second pay check of each month and remitted to  the

Financial Secretary of the local UNION within five (5) days.



    1.03 Plant Committee.  A Plant Committee not to exceed five (5) in
         ---------------

number is to be comprised of the duly  authorized and elected representatives of the  factory employees, members of  the Upholsterers'

International UNION, Local #173.

                                  ARTICLE II
                                  ----------
                                  SENIORITY


2.01 Description
     -----------

     A.  The COMPANY recognizes the principle of seniority (last hired will be the first laid-off) among its employees and agrees that all layoffs occasioned by lack of work and subsequent recalls from layoff shall be by seniority as provided below.



     B.  When increases or decreases in the work force become necessary,

they shall be made on the basis of seniority within work groupings.



     C.  Laid-off employees who have seniority rights will be recalled in accordance with their seniority, as described in Section 2.02.



     D.  In the event a layoff is necessary, the reduction will be by classification and seniority, giving the affected employee the right to bump or roll the youngest employee in such employee's work grouping provided as follows:



     1.   If  trained in  one or  more classifications  within  the work grouping, the  affected  employee must  roll  or bump  into  a

          trained   classification   If  trained   in   more   than  one

          classification within the work grouping, the affected employee may  select  the  trained  classification  he/she  so  desires according to seniority.

     2.   If such employee does not exercise his/her right to roll or bump within his/her work grouping as provided in #1 and #2 above, and the affected employee is qualified to perform  jobs in other classifications in a different work grouping without training, such employee may roll or bump the youngest employee in such classification as provided by seniority rule in A and

          B above.

     3.   If such employee is not permitted to remain in his or her work grouping and does not qualify to roll or bump into any other work grouping, such employee will be permitted to roll or bump the youngest employee in Group VII without previous qualifications as provided by seniority in A and B above, this applies except for repair work and biller/loader unless he/she is qualified to do the particular work.


E.  The COMPANY has the right to train employees in any particular grouping provided such employees are physically able to perform such jobs.



F.  The COMPANY will also train such senior employees as they request additional training in new jobs. We agree that if volunteers are available the COMPANY will train a minimum of one additional skill per work grouping in each six (6) month period.



G.  The COMPANY will train both senior employees (where volunteers are available) and junior employees in a work grouping on a one-to-one ratio.  Trainees in a work grouping will be maintained in a one-to-eight ratio, except for new hires required for production volume increases.



H.  Payment for training purposes will be at the base rate of the new or old job, whichever is higher. When the employee earns incentive he/she shall receive such. Any earnings made during this training period will not be used in the computation of the employee's quarterly average.



I.   Refreshing of skills:
     ---------------------

     Employees who have been off the job:

       0 - 90 days    No training allowance

       91 -  6 months
        or more       4 hours at average

            J.  All recalls from layoff will be made following the rules in 2.01 in reverse order from layoff:

                D-1   1st priority

                D-2   2nd priority

                D-3   3rd priority

            K.  Temporary Workers:
                ------------------

                Temporary help may be used for positions temporarily

                vacant due to sick leave, vacation, or unfilled after

                posted for bids. Temporary, help may also be used for

                short term projects if no other permanent labor is

                available. No temporary labor may be used if there are

                employees on layoff and they are available to work in the

                short term position. Temporary labor may fill a position

                for up to 60 working days. Temporary employees are

                ineligible for fringe benefits, pension, holidays

                or paid vacations.



KANSAS CITY WORK GROUPINGS
- --------------------------

      I.   Cutting
           -------

           A.  Mattress, Box Spring

           B.  Slitter

      II.  Sewing
           ------

           A.  Mattress, Box Spring, SLP

           B.  Overcast and Label

           C.  Hemming

           D.  Quilt Machines

           E.  Border Room

      III. Mattress
           --------

           A.   Close Mattress

           B.   Hog Ring

           C.   Tuft

           D.   Pack Matts & Box Springs

      IV.  Deleted

      V.   Box Spring
           ----------

           A.  Top-Off Assembler

           B.  Pre-Load

           C.  Upholster Box Spring

      VI.  Beautyrest Coil Assembly

           A.  H.M.B. Operator

           B.  Ultra-Sonic Operator

      VII. Indirect Labor
           --------------

           A.   Inspection

           B.   Material Handlers

           C.   Shipping

           D.   Receiving

           E.   Sweepers

           F.   Repair

     2.02 Right of Recall.  In the event of layoffs, any employee laid-off
          ---------------
for lack of  work or for other reasons beyond his/her control, which, of course, shall not include employee's own incompetency, shall have  his name placed on a seniority list consistent with Section 2.01, paragraphs

A and B above.  All rehiring shall be done from this list and those at the top of the list by reason of seniority within work groupings shall be hired first.

     A.    The COMPANY will return the most senior employee on layoff to such employee's former work grouping when an opening in any one of the classifications contained therein occurs, provided such employee can successfully perform the work available.

           When the opening occurs in the employee's former classifi-

           cation, he/she must return to that classification.



     B.    In the event there is an opening in another skill grouping for which there are not employees available in such skill

           grouping on surplus labor and provided a senior employee

           from another skill grouping on surplus labor can successfully perform the
           available work, such employee will be given an opportunity to return to the active payroll prior to the hiring of a new

           employee.   When an opening occurs in the employee's former

           classification, he/she must return to that classification.



     C.  If there are no openings for incentive classifications, but there is a need in Grouping VII, the most senior employee on surplus labor will be given an opportunity to qualify, for such work before the COMPANY hires new employees.  Those

         who have been transferred into Group VII and are learning

         will receive either their day work rate or base rate of the new job, whichever is higher.



         A copy of the seniority list as kept by the COMPANY shall be furnished to the UNION, and in the event of any changes in such list, the UNION shall be promptly advised.



     2.03   Probationary and  Training  Period.  New  employees shall be
            ----------------------------------
considered probationary employees during the first ninety (90) calendar days (incentive employees) and the first sixty (60) calendar days

(non-incentive employees) of service with the EMPLOYER and may be discharged for any reason during this period with or without cause.  If retained in employment after the expiration of  the probationary period,

the seniority rating of  new employees shall commence with the first day of their last employment with the EMPLOYER.



     New employees  shall receive a training period of the first ninety

(90) calendar  days (incentive employee)  and the first sixty  (60) days

(non-incentive  employees) and perform satisfactory work by meeting inspection standards in order to maintain employment.  Those who do not show progressive improvement during the training period will be discharged.



     2.04  An employee can change shifts if  a job opens up on a shift  he desires in the same job classification. Then, if the  employee wants the job that  has opened up, he/she must bid for  the opened job and will be given it provided he/she is the senior bidder from that classification.

Any employee
making a choice of shifts must remain on that shift for at least six (6)

months before he/she is eligible again to make a choice of shifts.



     2.05  Discontinuance  of Departments.  In the event of a
           ------------------------------
           discontinuance  of any department  or operation, the

           employees affected with the most seniority must  be

           transferred to another department where best qualified, as determined by MANAGEMENT and Plant Committee



     2.06  Restoration of Discontinued Departments.  If a discontinued
           ---------------------------------------
           department or operation is restored within one (1) year,

           employees affected by transfer shall have the right to

           return to their former job, provided employee has not

           (by his/her own choice) exercised his/her seniority right to acquire another job.



     2.07  A UNION representative returning from a leave of absence shall be  returned to  his/her former classification if his/her

           seniority permits his/her return.  If said classification is not in existence at that time, he/she shall replace the

           employee with the least seniority in the plant



     2.08  In the event a layoff is necessary in any department or branch of work, whether incentive, hourly work or whatever, the

           layoff shall be made in the following manner: the number of employees to be laid-off shall be determined; then that many of the youngest employees in point of seniority in the plant shall be laid-off, whether there is a shortage of work for their jobs or not.  If the work shortage exists in some

           department or departments, other than those where the layoffs are made, then the junior employees in point of seniority

           in the department where the work shortage exists shall be

           given their choice of the vacated jobs according to their

           respective seniorities.  All layoffs shall be made strictly in accordance with the seniority rule as stated in the

           commencement of this Article.



     2.09  Whenever a layoff occurs in any given job classification, the employee laid-off shall follow the rules as stated in 2.01,

           paragraph D above.

     2.10   Any employee who secures a leave of absence for illness in accordance with Section 7.03 of the MASTER MULTI-PLANT WORKING

AGREEMENT shall  be entitled  to receive  his/her  own job  back if  the employee returns to  work within twelve (12) months  of the commencement of his/her leave of  absence, providing his/her physical capability  has not been impaired.



     After twelve (12) months, the employee on sick leave shall  have the right to return  to a job  in line with  his/her seniority and  physical ability. It is  understood that if  an employee  returns after a  twelve

(12) month period, his/her bidding rights are restored.



     2.11(A)  Determination of  Layoffs.  When the hours of work fall
              -------------------------
below thirty-two (32) hours per week, the COMPANY will lay off a sufficient number of employees in order to provide thirty-two (32) hours or more per week for the remaining group, provided the request  has been made and approved  by the UNION Bargaining Committee  Vacation weeks and inventory week shall not be computed in the two week period.



     2.11(B)  Furlough.  Furlough - When a temporary reduction in a
              --------
Classification becomes necessary due to lack of orders the company will seek volunteers for furlough, starting with the most senior employee by shift in the classification.  If there are no volunteers,  junior employees who are not needed to fill the daily production schedule will be placed on furlough.  The furloughed employees will be eligible for unemployment benefits if otherwise eligible and receive U.I.U.

health/welfare benefits.  Employees must continue to pay their portion of the health benefit  contribution while on furlough.  A furlough may last up to eight weeks and be a minimum of one week.  For record keeping purposes the President of Local 173 or his appointee will be notified of such furlough by letter, signed by Operations or Human Resources

Manager.



     2.12  Layoff Notice.  It is mutually agreed here on temporary layoffs,
           -------------
no less than four (4) working  hours notice will be given. On  permanent layoffs, ample notice is to be given, but in no event will the notice of a permanent layoff be less than one (1) week.

       -  A temporary layoff is when an employee is laid-off for a period not exceeding seven (7) days (one calendar week).



       -  A permanent layoff is when an employee is laid-off for more than one

(1) calendar week



     2.13  All transfers of employee(s) for more than an eight (8) hour period shall be discussed by Plant Committee and MANAGEMENT during the second eight (8) hour period of such transfer.  Any employee must be given a thirty (30) days fair trial on a new job before  being  declared incompetent by MANAGEMENT and Plant Committee.



     2.14  Job Bidding.  Any employee with at least twelve (12) months
           -----------
seniority shall be  entitled to bid on any new or vacated job. Notice of such new or vacated jobs shall be posted on the bulletin board by the

COMPANY for a minimum of twenty-four (24) hours, excluding Saturday and

Sunday.  People on surplus labor or on layoff will have forty eight  (48)

hours to bid on job.  Any person accepting the posted job must remain on that job for twelve (12) months.  Rule of seniority shall apply.  Any person accepting the posted job will be given a trial period of at least thirty (30)

days provided he/she shows progressive improvement, and failing to do so,

he/she shall be disqualified, in which event he/she may bump in accordance with

Article II above, the least senior employee in Group VII, provided his/her seniority so permits. Any person who is the successful bidder for an open job and refuses to accept the job is ineligible to bid for a period of one (1)

year.  It is understood that employee(s) who are on vacation at the time a job is posted for bid may have his/her name entered for bid by the Shop Steward.



     The successful bidder shall be announced within two (2) working days after the  expiration of the  posting period. The employee  assigned the new job shall be transferred  to the bid job employee is assigned  a new job, he/she will be allowed reasonable time for training.



     In the event a job is posted for bid and there are no bidders, the most senior employee on layoff who is qualified to perform the posted job duties will be given an opportunity to take the open job. It is clearly the responsibility of the employee to make known to

MANAGEMENT  his desire to identify the job he wishes to return to in writing.



     2.15 Active Seniority List. The COMPANY will post on the bulletin
          ---------------------
board the active seniority list of employees and will revise same quarterly.



                                ARTICLE III
                                -----------

                               WORKING HOURS

     3.01 Shift Schedule
          --------------

     (A)  Normal starting time for first shift will be 7:00 a.m until

          3:30 p.m.  As customer requirements demand, the start time can be varied from between 5:00 am. and 9:00 a.m., with a

          thirty (30) minute lunch period without pay from 12:00 noon to 12:30 p.m.



     (B)  Normal starting time for second shift will be 4:00p.m. until

          12:30a.m.  As customer requirements demand the start time can be varied from between 2:00p.m. and 6:00p.m. with thirty (30)

          minutes lunch period without pay from 8:30p.m. to 9:00p.m.



     (C)  If three shifts are required, the first will be from 7:00a.m until 3:00p.m. the second will be from 3:00p.m. until

          11:00p.m.; and the third will be from 11:00p.m until

          7:00a.m.  Each shift will have a thirty (30) minute lunch

          period.



     (D)  Any deviation from the time set out as starting and quitting time shall be made by AGREEMENT between the UNION GRIEVANCE

          COMMITTEE and PLANT MANAGEMENT.


     (E)  If the Company starts the first shift at 9:00 a.m. the shift will work a maximum of 9 hours. If the Company starts the

          shift between the hours of 5:00 a.m. to 8:00 a.m. Kansas City

          Plant Supplement - Addendum Item 1 - Overtime will apply. The

          Company has agreed that if a Saturday is scheduled, to work a maximum of 10 hours on Friday by seniority. The Company has agreed not to start on half hours.



     (F)  Due to the differences of operations at each of the local plants, the parties agree that if there is a conflict between a provision of this Article of the MMPWA and any provision of a local Plant Supplement, the Local Plant Supplement shall

          govern notwithstanding any other provision of the MMPWA or the Multi-Plant Bargaining Procedures Contract to the contrary.



     3.02  Whenever three (3) shifts  are necessary, each shift  shall be paid for eight (8) hours work with the  thirty (30) minute lunch period included.  Pieceworkers shall be paid at their average hourly earnings rate and hourly workers at their rate for the thirty  (30) minute lunch period.



     3.03  Rest Period.  All employees will be allowed two (2) ten (10) minute
           -----------
rest periods daily.


     3.04  Overtime Notice. When  MANAGEMENT desires any employee  to work
           ---------------
overtime, twenty-four  (24) hours notice  will be given except  in those

cases of emergency.   Pursuant to the scheduling of overtime, PLANT

MANAGEMENT  will make  a realistic evaluation  of its  production needs,

delivery time and customer needs.


     3.05  Overtime.  All work performed in excess of forty (40) hours in
           --------

one (1) week or eight (8) hours in one (1) day shall be considered overtime and shall be compensated at the rate of time and one-half at average hourly rate if on piecework, and time  and one-half the regular hourly rate if on hourly paid basis.



     All work performed on Saturday shall be compensated at one and one-

     half times the regular rate of pay.



     All work performed on Sunday shall be compensated at double the regular rate of pay.

          All work performed on New Year's Day, Martin Luther King, Jr's

          Birthday, Good  Friday, Memorial  Day, Fourth  of July,  Labor

          Day, Thanksgiving Day, the day following Thanksgiving Day, the last working day before Christmas,  Christmas Day, and the day following Christmas shall be compensated at the rate of double time.



     3.06 The COMPANY agrees, insofar  as feasible, to divide  reasonably equally the available work among qualified employees who constitute  the various classifications.

                               ARTICLE IV
                               ----------

                                  WAGES

     4.01 The EMPLOYER and the UNION have agreed upon the basic rates of classifications for pieceworkers as set forth in Schedule "A"  and the hourly  rates of classifications for hourly workers as set forth in

Schedule "B", which are hereunto annexed and made a part hereof.



     4.02 Training and Hiring Rates
          -------------------------

                                         Training
                                         Rate for
        Hiring  Hiring                   Incentive
        Rate    Rate    (Part Time)      Workers
        ----    ----    ----------       -------

       $6.00    $6.50*                   $6.00

       *Increased to Rate of Classification in Schedule "B" after thirty (30)

calendar days.


     The hiring  rate described is minimal. The parties can adjust this rate as needed depending on experience of applicant to any point between the minimum hiring rate and the base rate of the classification.



    There shall  be an increase  of five cents  (5 cents) per hour  for every thirty (30)  days for  incentive workers until  they reach  the training rate. Hourly workers shall be increased every thirty (30) days on a pro-

rata basis  for the difference between  the minimum hiring rate  and the hourly
worker's classification rate, so that the classification rate will be reached by the end of three (3) months, except for the following classifications:

                                   Time Required
      Classification               to Reach Rate
      --------------               -------------
      Lead Employee - Wood         Four (4) months
      Cutters                      Three (3) months
      Set-up Employee              Six (6) months
      Janitors                     Ten (10) days
      Stock Handlers               One (1) month


     4.03  No time sheets, incentive work envelopes, or time clock work cards shall be changed by the COMPANY without notifying the employee(s)

affected,  and/or the Department Steward, giving the reason for such change.



     4.04  When there is no work available on an incentive job, and  an employee is given work in the plant, he/she will receive the basic rate of pay for the job to  which assigned, or his/her individual basic  rate of pay, whichever is higher.



     4.05  Work Wait. In the event that incentive workers are required to
           ---------
wait for a period of ten (10) minutes or more, non-cumulative time, they will be compensated for  all time lost due to waiting at eighty-five percent (85%) of their average rate of pay.  Should these incentive workers be assigned to another job while  in such work wait status, they will receive one hundred percent (100%) of their individual hourly rate.



        It is agreed that the COMPANY shall have no liability regarding the above provisions in the event of a breakdown of power outside the Plant or if inside  of Plant and not maintained by the COMPANY, General Plant

Fire, Act of God, Act of Public Enemy, or because of conditions beyond the control of the Company.

     It is agreed that in the event of one of the  occurrences listed in the preceding paragraph, employees will stand by until instructed by the

COMPANY to go home or to return to  work.  If the COMPANY, within one (1)

hour after the  moment of the occurrence, instructs employee to go home or to return to work, the employee will not be paid for time lost within this one(1) hour.  If the COMPANY does not instruct  any employee within one (l) hour after the beginning  of one of the above occurrences to  go home or to  return to work, he/she  will be paid his/her  average hourly earnings as  computed in Section 8.05 of the MASTER MULTI-PLANT WORKING

AGREEMENT if an incentive worker, and at the hourly day work rate of his classification if a day worker for all time lost from the end of the first minute of one of the above-listed occurrences to the time he/she is either instructed to go home or to return to work.



     4.06  Rate for  Reporting Pay.  Implementing 4.10 of the MASTER
           -----------------------
MULTI-PLANT  WORKING  AGREEMENT, reporting  pay  shall  be paid  at  the employee's average hourly rate of pay if an incentive worker, or his regular hourly rate of pay if an hourly worker.



    4.07  Computing Average  Hourly Rate.  Implementing 8.05 of the MASTER
          ------------------------------
MULTI-PLANT  WORKING AGREEMENT,  the COMPANY  will  compute the  average hourly rate of employees following  each quarter, and furnish a copy  of same to the UNION within two (2) weeks, and become effective immediately.



    4.08  When an inexperienced or borrowed employee(s) is used in a team, the other member(s) of the team shall receive their average rate of pay or incentive, whichever is higher, until members of the team make basic rate of the classification for five (5) consecutive days.



     4.09 Team Operations.  In the event one (1) member of a two (2)
          ---------------
member team is absent  and the remaining member works with a substitute on incentive and such team is averaging twenty-six cents (.26) per hour or more  below the remaining partner's normal earnings, such teams and earnings will  not be reflected in the average rate computation unless the substitute remains for a  continuous period in  excess of five (5)

working days.

     4.10  Shift Premium.  Employees assigned to work on the second shift
           --------------
shall be paid a shift premium of fifty (50) cents per hour.


          This shift premium was negotiated in exchange for flexible hours as described in Article III - WORKING HOURS.  The parties agree that if there is a conflict between a provision  of

          Article III of this local Plant Supplement and the MMPWA, the

          Local  Plant Supplement shall govern notwithstanding any other provision  of  the  MMPWA or the Multi-Plant Bargaining

          Procedures  Contract to the contrary.  Should any provision of the MMPWA prevail over Article III of this local plant

          supplement, both parties agree that the additional shift

          premium will be forfeited.



                                 ARTICLE V
                                 ----------

                               PAID HOLIDAYS

    5.01 In addition to the seven (7) paid holidays listed in Section 10.01 of the  MASTER MULTI-PLANT WORKING AGREEMENT, the  following four (4)

additional  paid holidays shall be celebrated in accordance with Article

X of the MASTER MULTI-PLANT WORKING AGREEMENT:

          Good Friday

          Day following Thanksgiving Day

          Last working day before Christmas

          Day following Christmas Day



     5.02  Holiday pay will be paid to employees provided they meet all of the following conditions:

        (a)  The employee has thirty  (30) days or more  continuous service with the COMPANY as of the date of the holiday, and

        (b)  the employee would otherwise have been scheduled to

             work on such day, if it had not been observed as a holiday,

             and

     (c)  The employee must have worked the last scheduled work day prior to and the next scheduled work day after such holiday.



     5.03  When a holiday falls on Friday, the failure of an eligible employee to report for work on the following Saturday shall not result in his forfeiture of such holiday pay.



     5.04  When a holiday falls on Saturday, eligible employees shall receive  holiday pay, provided they worked on the last preceding scheduled work day prior to and the next scheduled workday after such holiday.


     5.05  Any of the paid holidays that fall within the period of fifteen

(15)  days immediately  prior to  the  return of  an employee  from sick leave, or during  the fifteen (15) day period immediately following the departure  of an employee on a sick leave, will be paid to such employee if  he/she is otherwise eligible despite his her absence.  The COMPANY may require proof that legitimate illness caused the absence.



    5.06 When an  eligible employee is on  an approved leave  of absence and returns to  work following the holiday, but during the week in which the holiday falls, he/she shall be eligible for holiday pay.



    5.07  Employees who have accepted such holiday work assignment and then  fail to report for and perform such work, without reasonable cause acceptable to MANAGEMENT, shall not receive pay for the holiday.



    5.08  Birthday - Floating  Holiday.  It is  agreed that employee may
          ----------------------------
select the birthday holiday currently provided in the MASTER MULTI-PLANT

WORKING AGREEMENT, Section XXIII, as a floating holiday. Such selection is contingent upon the employee giving the COMPANY at least five (5)  days advance notice of the day which he/she desires to be off and approval of the plant manager.  Selection will be administered so  that no more than one employee in the same classification
will be off the same day.  In the event more than one (1) employee desires off  the same day, seniority will determine which employee has preference.



     5.09  Personal Days- Paid and Non-Paid.
           ---------------------------------


     (A)  Personal Day - Paid.

          A personal day will be paid to employees provided they meet all of the following conditions:

          (1)  The employee has one (1) or more continuous years seniority

          (2)  One employee per classification will be granted a

               personal day at any given time with twenty-four (24)

               hours advance notice.

          (3)  If the employee  decides to apply such  paid personal day as a  sick day, all call-in guidelines  of the attendance

               policy must be  met to be eligible  to be accounted as  a

               sick day.



     (B)  Personal Day - Non Paid.

          A personal day will be granted to employees provided they meet all of the following conditions:

          (1)  The employee has one (1) or more continuous years

               seniority.

          (2)  One employee per classification will be granted a

               personal day at any given time with twenty four (24)

               hours advance notice.

          (3)  If the employee decides to apply such personal day as a sick day, all call-in guidelines of the attendance policy

               must be met to be eligible to be accounted as a sick day.



     (C)  One paid personal day and one unpaid personal day was negotiated in exchange for flexible hours as described in ARTICLE III WORKING HOURS.

The parties agree that if there is a conflict between a provision of this article or of Article III of this local plant supplement and the

MMPWA, the Local Plant Supplement shall govern notwithstanding any other provision of the MMPWA or the Multi-Plant Bargaining Procedures Contract

to the contrary.  Should any provision
of the MMPWA  prevail over Article III  of this local  plant supplement,

both  parties  agree that  the  paid and  unpaid personal  days  will be forfeited.



                               ARTICLE VI
                               ----------

                              PAID VACATION

     6.01  All employees covered by this AGREEMENT who have continuous seniority for  twelve (12) months shall receive vacation benefits by classification, by seniority as set forth in the MASTER MULTI-PLANT

WORKING  AGREEMENT.  Each  week of vacation shall be computed on the employee's  last  published quarterly average, straight time hourly earnings if an incentive worker, or the employee's current rate of pay if an hourly worker, times forty (40) hours, including shift premium.



     6.02  All vacations are to be taken at a time designated by the

COMPANY.  The COMPANY will, insofar as efficient operating conditions permit, endeavor to comply with eligible employees' requests filed

(including those eligible for three (3) weeks) and such requests shall be given  consideration by  classification in accordance with the employee's seniority.



     6.03  If the vacation is on a plant shutdown basis, it is agreed that the cut-off date for service record  will be October 1.  If the vacation is on a staggered basis, an employee's  anniversary date of hire will be used to determine the length of each employee's vacation



     6.04  Any employee hired prior to October 1 will receive vacation pay in accordance with Section 6.01, provided he/she is employed at the time of the vacation period.



     6.05  COMPANY agrees that an employee will not be required to work

Saturday or Sunday immediately preceding the start of his/her vacation.



     6.06  Employees reduced from their classification and transferred to a vacation replacement job will be paid the higher of their averages or the vacation replacement rate for vacations and holidays for the balance of the quarter during which their averages current at the time of the reductions are in effect.



                               ARTICLE VII
                               -----------

                            LEAVE OF ABSENCE

    7.01  Employees returning from leave of absence must be given a job in their former classification in line with  their seniority and must give the COMPANY three (3) working days prior notice  of the  date employee will return to  work.  If there is no opening when such employee returns, the employee shall take the job of the youngest employee in the plant from the point of seniority.



                              ARTICLE VIII
                              ------------

                           GRIEVANCE PROCEDURE

    8.01  Grievance Procedure.  In the  event of any complaint or grievance
          -------------------
arising under the terms and provisions or of any differences between the parties as to the interpretation and application of this AGREEMENT, they shall  be, by  the parties,  settled and  determined exclusively  by the grievance  and  arbitration  machinery provided  in  Article  III Master

Multi-Plant Working Agreement



    8.02  Union/Management Meetings - Method of Payment
          ---------------------------------------------

    (A)  Union officials will be paid at their previous quarter's average hourly rate, as computed in Section 8.08 Of The Master, for conference with the management requested by the Company.  The Union official(s)

         and management representative(s) must sign off on daily time sheet in order for such payment to occur.



    (B)  Time spent in conference with the Company requested by the Union such as grievances and arbitrations, negotiations, or subsequent hearing before Federal or Governmental Agencies pertaining to such contract shall be compensated for by the Union.

                               ARTICLE IX
                               ----------

                      EQUAL EMPLOYMENT OPPORTUNITY

     SIMMONS COMPANY provides equal employment opportunity to qualified persons without regard to race, color, religion, creed, national origin,

age, sex, ancestry, handicap, HIV infection, AIDS or AIDS related complex, or veteran status except  where religion, sex, national origin or age is a bona aide occupational qualification.  Our policy relates to all phases of employment including recruitment, placement, promotion,

training, demotion, transfer, layoff, recall and termination, rates of pay, employee benefits and participation in all SIMMONS sponsored employee activities.



     We are opposed to all forms of harassment including sexual, racial,

ethnic  or religious harassment.  Unwelcome sexual advances, requests for sexual favors, and other verbal or physical conduct of  a sexual nature or  verbal  or physical  conduct  directed  at  a person's race,  color,

religion, sex,  national origin,  age, handicap or  veteran status  may constitute harassment. Claims of harassment  which come to our attention may result in discipline  up to and including discharge.  At  any time, if you believe that you have been harassed, you must report the harassment to  your immediate  Supervisor  or your Human Resources Manager.  A confidential investigation will be conducted.


                                ARTICLE X
                                ---------

                 DURATION AND TERMINATION OF SUPPLEMENT


     10.01 This supplemental AGREEMENT shall be in full force and effect for three (3) years, from October 16, 1994 until October 16, 1997.


     10.02 The parties agree that this AGREEMENT together with the MASTER

MULTI-PLANT  WORKING AGREEMENT, constitutes the entire AGREEMENT between the  parties, and  at no time during the life of this  AGREEMENT shall either party have any  obligation to negotiate or bargain with the other party,

with respect to any points not covered by this AGREEMENT, and as to the matter covered by  this AGREEMENT, only in the manner and to the extent herein provided.

     IN WITNESS WHEREOF, the parties hereunto set their hands and seals as hereinbefore stated.


The United Steel Workers of America,    SIMMONS COMPANY

A.F.L., C.I.O., C.L.C. (Upholstery

Industries Division)

Through its Agent, Local Union #173

By     /s/ Greg Crane                       /s/ James Tobin
      ------------------------             ----------------------
       /s/ Chester Martin                   /s/ Lucy A. Williams
      ------------------------             ----------------------

      ------------------------             ----------------------
       /s/ Greg Crane                      /s/ R. Barton  12/9/94
      ------------------------             ----------------------

      ------------------------             ----------------------

This 16   day of October , 1994
     ----       --------- ------
The United Steel Workers of America, A.F.L., C.I.O., C.L.C.

(Upholstery Industries Division)




 By      /s/ Ernest F. Shorn
      ------------------------------------------
      Director of Upholstery Industries Division

                                  KANSAS CITY                 Revised: 10/25/94
                                  -----------
                                  SCHEDULE "A"
                       INCENTIVE WORK BASIC TIMING RATES
                       ---------------------------------

                                   RATES EFFECTIVE
                                   ---------------
DEPT    CLASSIFICATION         10/16/94  10/16/95  10/16/96
- ----    --------------         --------  --------  --------

        BORDER DEPARTMENT
        -----------------

105     Border Machine Operator    8.14      8.39      8.64
        Misc. Border Operations    8.04      8.29      8.54
        Border Quilt Mach. Oper.   8.22      8.47      8.72

        BOX SPRINGS DEPARTMENT
        ----------------------
150     Pre-Load                   8.20      8.45      8.70
150     Upholster in Press         8.65      8.90      9.15
160     Top Off Assembler          8.35      8.60      8.85
165     Wood Shop Assembly         8.35      8.60      8.85

        QUILTING DEPARTMENT
        -------------------
120     Quilt Machine Operator     8.22      8.47      8.72

        QUILT SEWING DEPARTMENT
        -----------------------
120     Misc. Quilt Sewing         8.04      8.29      8.54

        MATTRESS AND BOX SPRING SEWING
        ------------------------------
115     Misc. Box Spring Sewing    8.04      8.29      8.54

        MATTRESS ASSEMBLE
        -----------------
130     Close Mattress             8.81      9.06      9.31
        Hogring Mattress           8.55      8.80      9.05

        ULTRA-SONIC COIL ASSEMBLY
        -------------------------
225     H.M.B. Operator            8.40      8.65      8.90
        Ultra-Sonic Coiler         8.15      8.40      8.65

                                  KANSAS CITY
                                  -----------
                                  SCHEDULE "B"

                           RATES FOR HOURLY WORKERS
                           ------------------------

                                     RATES EFFECTIVE
                                     ---------------
DEPT.  CLASSIFICATION                10/16/94   10/16/95   10/16/96
- ----   --------------                --------   --------   --------

       Shipping/Receiving               8.50      8.80      9.10
       Inspector                        8.50      8.80      9.10
       Cutter                           8.56      8.86      9.16
       Sweeper                          8.10      8.40      8.70
       Material Handler                 8.25      8.55      8.85
       Inventory Rate                  10.00     10.00     10.00
       Repair Quilt Panels & Borders    8.25      8 55      8.85
       H.M.B. Inspector                 8:25      8.55      8.85
       Automatic Pack Mach/Inspect      8.75      9.05      9.35
       Part Time                        7.00      730       7.60

                      KANSAS CITY PLANT SUPPLEMENT

                                ADDENDUM

     The AGREEMENT detailed below between SIMMONS COMPANY, Kansas City,

Missouri, and the United Steel Workers of America, AFL,  CIO, CLC

(Upholstery Industries Division) Local UNION No. 173 will take effect on and continue until the termination date  of the  MASTER  MULTI-PLANT

WORKING AGREEMENT.



     In all cases where the language below conflicts or is otherwise in disagreement  with the "Kansas City Supplement" the language below shall prevail.



1.   Overtime: The normal overtime schedule for production employees
     --------
     will be limited to ten (10) hours per day Monday through Friday and no more than eight (8) hours on Saturday.  In the event of a serious customer service requirement, overtime hours may

     be expanded to a maximum of twelve (12) hours per day Monday through Friday and eight (8) hours on Saturday. If twelve (12)

     hours are necessary the COMPANY will first seek volunteers.  If there are not enough volunteers, then the overtime will be scheduled according to seniority.  Production on Sundays and holidays may be performed by volunteers but will not be mandatory.



         On those occasions where the COMPANY's orders are heavy they must have the right to schedule overtime to satisfy the customer's requirements.



         If the overtime requirement continues, the COMPANY  will hire new people and train them or even bring in finished stock from other factories rather than work continued overtime.  Over the long run heavy overtime tends to be counterproductive and is not in the best interest of SIMMONS COMPANY or its employees.

        The COMPANY's intent here is to have the flexibility needed to work overtime on a limited basis to satisfy the customers.



        In all  cases the  COMPANY will  make every  effort to use  the variable starting times by department so as to reduce the amount of overtime required on a daily basis. (All other overtime restrictions in  the  current contract referring to working more than two consecutive Saturdays in "peak season" months will be eliminated.)



2.  Borrowed Person: When an employee is borrowed for the convenience
    ---------------
    of the COMPANY and given a type of work to perform On Which He/She

    Has Not Been Qualified (previously earned incentive rate), then his/her rate shall be his/her average hourly earnings rate,

    provided such average rate is greater than his/her earnings on incentive or the day work rate for the work being performed. In those cases where an employee is borrowed into a job on which he/she has previously qualified, his/her earnings shall be at incentive rate for that job.  The Following Refreshing of

    Skills chart will apply to those individuals:

         0 - 15 days         No training allowance

         16 - 29 days         4 hours at average

         30 - 59 days         8 hours at average

         60 days - 6 mos.     24 hours at average

         6 mos. - 1 year      40 hours at average

         3 years or more      Retrain Completely


     An employee who has been trained on a job may not delete himself/herself from that job unless it is mutually agreed by both the COMPANY and the UNION.



3.  Where any jobs deemed to be less than an eight-hour-per-day job, it shall be subject to combinations with other jobs. These jobs will be performed at the rate of pay if it is an indirect job or performed on incentive if it is a direct job.  Averages will be established for all hours worked on these combination jobs. Classifications of employees with fifteen (15) or more years of continuous service will be sub-

    tracted to combinations of Classifications in less than an eight-hour-per-day job, he/she will be subjected to

         Article 11 Seniority Section 2:11 - Determination of Layoffs.


     4.  The COMPANY will provide some type incentive for material handlers in the Hogring area, Box Spring Construction and Upholstery, provided the material handlers learn to operate forklifts and keep production line loaded when all materials are available.  Keep downtime in departments to a minimum.

                              LOS ANGELES PLANT


                                  SUPPLEMENT


                                  LOCAL #515

                                LOS ANGELES INDEX

        ARTICLE ITEM  . . . . . . . . . . . . . . . . . . . PAGE
        I    RECOGNITION AND UNION SECURITY
                  1.01 Purpose . . .  . . . . . . . . . . . .  4
                  1.02 Designation of Bargaining Agency   . .  4
                  1.03 Union-Shop Provisions  . . . . . . . .  4
                  1.04 Dues Deduction   . . . . . . . . . . .  5
        II   DISCIPLINARY PROCEDURE   . . . . . . . . . . . .  6
                  2.01 Purpose  . . . . . . . . . . . . . . .  6
                  2.02 Disciplinary Interview . . . . . . . .  6
                  2.03 Steward Protection . . . . . . . . . .  6
        III  WORKING HOURS, OVERTIME AND HOLIDAY PAY
                  3.01 Working Hours  . . . . . . . . . . . .  7
                  3.02 Overtime   . . . . . . . . . . . . . .  7
                  3.03 Shift Differential . . . . . . . . . .  8
                  3.04 Shift Change . . . . . . . . . . . . .  8
                  3.05 Temporary Employees  . . . . . . . . .  8
                  3.06 Holidays   . . . . . . . . . . . . . .  8
                  3.07 Birthday Pay . . . . . . . . . . . . .  9
                  3.08 Holiday pay on vacation  . . . . . . .  9
                  3.09 Holiday pay on sick leave  . . . . . .  9
                  3.10 Saturday Holiday   . . . . . . . . . . 10
                  3.11 Pay for Holiday Worked . . . . . . . . 10
        IV   WAGES
                  4.01 Wage Agreement   . . . . . . . . . . . 10
                  4.02 Incentive Compensation Plans . . . . . 10
                  4.03 Work Wait    . . . . . . . . . . . . . 10
                  4.04 Reporting-in Pay . . . . . . . . . . . 11
                  4.05 Rate of Borrowed Man . . . . . . . . . 11
                  4.06 Incentive Pay Computation  . . . . . . 11
                  4.07 Hiring Rates   . . . . . . . . . . . . 12
                  4.08 Incentive Employee Progression
                       and Training   . . . . . . . . . . . . 12
         V   SENIORITY AND LAYOFF
                  5.01 Layoffs and Recalls  . . . . . . . . . 13
                  5.02 Workshare Hours  . . . . . . . . . . . 13
                  5.03 Furlough   . . . . . . . . . . . . . . 13
                  5.04 Layoffs    . . . . . . . . . . . . . . 13
                  5.05 Job Bidding  . . . . . . . . . . . . . 14
                  5.06 Promotions Outside Bargaining Unit . . 15
                  5.07 Seniority Accumulation During
                       Leave of Absence . . . . . . . . . . . 15
                  5.08 Probationary Period  . . . . . . . . . 16
                  5.09 Overtime Preference  . . . . . . . . . 16
                  5.10 Steward Seniority  . . . . . . . . . . 16
                  5.11 Loss of Seniority Rights . . . . . . . 16
                  5.12 Severance Notice   . . . . . . . . . . 17
                  5.13 Inventory    . . . . . . . . . . . . . 17

        VI   LEAVE OF ABSENCE  . . . . . . . . . . . . . . . . 17
                 6.01 Purpose  . . . . . . . . . . . . . . . . 17
                 6.02 Leave for Union Business . . . . . . . . 18
                 6.03 Bereavement  . . . . . . . . . . . . . . 18
        VII  VACATIONS   . . . . . . . . . . . . . . . . . . . 18
                 7.01 Scheduling . . . . . . . . . . . . . . . 18
                 7.02 Vacation Pay . . . . . . . . . . . . . . 18
                 7.03 Eligibility  . . . . . . . . . . . . . . 18
        VIII REST PERIODS  . . . . . . . . . . . . . . . . . . 19
        IX   STEELWORKERS HEALTH AND WELFARE FUND  . . . . . . 19
                 9.01 Benefit Plan . . . . . . . . . . . . . . 19
                 9.02 Contribution Rate  . . . . . . . . . . . 19
                 9.03 Eligibility  . . . . . . . . . . . . . . 20
                 9.04 Employee Contribution  . . . . . . . . . 20
                 9.05 Life Insurance   . . . . . . . . . . . . 21
                 9.06 Payment of Contribution  . . . . . . . . 21
                 9.07 Coverage   . . . . . . . . . . . . . . . 21
                 9.08 Election of Category & Right to Change . 22
                 9.09 Requirements . . . . . . . . . . . . . . 22
                 9.10 Exempt from grievances, lawsuits, etc. . 22
                 9.11 Reinstatement of Coverage  . . . . . . . 23
                 9.12 Part-time employees  . . . . . . . . . . 23
                 9.13 Audit Privileges   . . . . . . . . . . . 23
                 9.14 Summary  . . . . . . . . . . . . . . . . 24
        X    DISCIPLINE AND DISCHARGE CLAUSE . . . . . . . . . 24
        XI   MANAGEMENT RIGHTS . . . . . . . . . . . . . . . . 25
        XII  GRIEVANCE PROCEDURES  . . . . . . . . . . . . . . 25
                 12.01 Purpose   . . . . . . . . . . . . . . . 25
                 12.02 Payment of Steward  . . . . . . . . . . 25
        XIII GENERAL CONDITIONS
                 13.01 Business Representative . . . . . . . . 26
                 13.02 Stewards  . . . . . . . . . . . . . . . 26
                 13.03 Picket Line . . . . . . . . . . . . . . 26
        XIV  EQUAL EMPLOYMENT OPPORTUNITY  . . . . . . . . . . 27
        XV   DURATION AND TERMINATION OF CONTRACT  . . . . . . 28

        APPENDIX I
             Memorandum on apprenticeship Schedule,
             qualifications of apprentice and job description
             of specialized Maintenance Mechanic   . . . . . . 30

             Memorandum Implementing Utility Classification. . 33

        APPENDIX II
             Supplemental Agreemeent . . . . . . . . . . . . . 35
             A. UIU pension Trust  . . . . . . . . . . . . . . 35
             B. Wages  . . . . . . . . . . . . . . . . . . . . 36

        SIGNATURE PAGE . . . . . . . . . . . . . . . . . . . . 37

                                 LOS ANGELES SUPPLEMENT
                                 ----------------------

                                        AGREEMENT

            THIS AGREEMENT, entered into this  sixteenth (16th) day of October,

        1994, by and between SIMMONS COMPANY, a Delaware Corporation, for and on behalf of its bedding  plant at  Los Angeles,  California, hereinafter referred to as the COMPANY



                                           and

            THE UNITED STEEL WORKERS OF AMERICA, A.F.L., C.I.O., C.L.C.,

        (UPHOLSTERY INDUSTRIES  DIVISION), through its  agent, FURNITURE UNION,

        LOCAL 515U, for itself  and on  behalf of the  employees employed  by the  EMPLOYER, hereinafter referred to as the UNION.



                                       WITNESSETH:

            NOW, THEREFORE, in consideration of the promises and of mutual covenants and AGREEMENTS of the parties hereinafter set forth, the parties do hereby agree as follows:

                                        ARTICLE I
                                        ---------

                             RECOGNITION AND UNION SECURITY

            1.01 Purpose. The  general purpose of this AGREEMENT  is to maintain
                 -------

        harmony,  cooperation, and  understanding between  the  COMPANY and  the

        UNION; to provide efficient  and economical  operation of  the COMPANY'S plant; and to  provide for  the protection  of  the plant  and property,

        protection of  the various  rights and privileges  of the  UNION members granted in this Contract.

                 The UNION, and  its members, and the COMPANY agree that every effort will be made  to administer this  Contract in  accordance with the  true intent of  its terms  and provisions, to  the end  of maintaining  sound Labor Relations. The parties hereto  intend by this

        AGREEMENT to provide an established  relationship between  them and to insure  uninterrupted production during the life of said AGREEMENT.



            1.02 Designation of Bargaining Agency. The COMPANY hereby recognizes
                 --------------------------------

        the UNION  as the sole and exclusive collective bargaining agent for all the COMPANY'S employees employed by it in connection with its operations in  the  Los Angeles  Plant  covered  by  this Working  AGREEMENT.  This excludes executives, sales employees, office workers, and supervisors.



            1.03 UNION-Shop Provisions.
                 ---------------------

                 a) The  COMPANY agrees that  as a condition of  employment all employees  in the bargaining unit shall become members of

                    the  UNION after  the  thirty-first (31)  day of  their

                    employment or  thirty-one (31)  days after  the execution

                    date  of this  AGREEMENT,  whichever  is  the  later.  All employees  who become members  of the UNION  shall remain

                    members of the UNION in good standing by proper tender of

                    dues and initiation fees during the term of this AGREEMENT.

                 b) Upon five (5) days after receipt of notice from the UNION that any employee has failed, pursuant to the terms of this

                    Article, to tender payment of the regular dues and

                    initiation fee uniformly required by the UNION, as a

                    condition of acquiring or
                    retaining  membership in  the  UNION, the  COMPANY shall

                    discontinue its employment of such employee.

                 c) The COMPANY  shall have  the exclusive  right to  hire and

                    shall  be  the   sole  judge  of  the   requirements  and

                    qualifications of each applicant  until the completion of

                    the probationary period set forth in this AGREEMENT.

                 d) Whenever  the  EMPLOYER requires  additional employees, it will notify the UNION, and  the UNION agrees that it will

                    use its  best efforts  to find  skilled candidates.  Such

                    notice  does not  preclude  the  EMPLOYER  from  securing

                    employees  from other sources and the EMPLOYER may select

                    employees without discrimination as to UNION or non-UNION

                    status, race,  color, religion, national  origin, gender,

                    age, or disability.

                 e) After new  employees  are  hired,  the COMPANY  agrees  to provide to the  UNION the employees' name,  address, date

                    of birth, social security number, date  of hire, rate of

                    pay, classification assignment, and clock number.

                 f) Whenever  employees are  transferred, granted  a leave  of absence, terminated,  rehired, or quit,  such information

                    will be made available to the UNION.

                 g) The provisions of the Section shall be applicable only to the extent permitted by applicable state and federal

                    legislation.



            1.04 Dues Deduction. Upon  written voluntary  authorization by  each
                 --------------

        employee and subject to the requirements of any applicable local, state,

        or  federal law,  membership dues  and initiation  fees of the UNION as authorized and  approved by  the International  UNION General  Executive

        Board due and unpaid, shall be deducted from the wages of  all employees covered by this  AGREEMENT on the last  payroll period of the  month for the following month each  and every month, and shall be  remitted by the

        COMPANY  between  the  first  (1st)  and fifteenth  (15th) day  each and

        every  month   to  UNITED   STEELWORKERS  INTERNATIONAL   TREASURY. Such

        remittance  shall be  accompanied by an  itemized statement  showing the name of each employee and the amount checked off for dues and initiation fees, together with  a list of  employees from whom dues  and initiation fees have not been
        collected.  A copy of this same remittance shall be sent to the local union office. In so doing, the COMPANY is acting as a trustee of said funds for the benefit of the UNION.



                                       ARTICLE II
                                       ----------

                                 DISCIPLINARY PROCEDURE


            2.01 Purpose. The COMPANY shall not discharge, suspend, or otherwise
                 --------
        discipline any employee except for just cause, except also as provided in Section 1.03 (c).



            2.02 (a) Disciplinary  Interview  In  the  event  that disciplinary
                     -----------------------
        action involving loss  of wages (suspension  and/or discharge) is  taken against any  employee,  the  employee  involved  shall  be  afforded  an interview  concerning  such  disciplinary  action, in  which  he may be represented  by  his Shop  Steward  or  the  Business Agent.  The  UNION

        representative shall  be advised in  writing of the  disciplinary action and  be afforded  an opportunity to  discuss the case  with the affected employee and to participate in the interview with the COMPANY concerning the  matter.  This  interview  shall  not  be construed  as part of the grievance procedure described  elsewhere in this AGREEMENT.  A discharged employee shall be entitled  to a hearing before the COMPANY

        Plant Labor Relations Committee  at 10:00 a.m. on any  day following his discharge, providing  appropriate arrangements are made beforehand with the COMPANY officials and  providing further  that  once thirty

        (30) calendar days lapse following the discharge, the action of the

        COMPANY shall be deemed final  and there shall be  no further appeal by either  the UNION or the employee.



            2.02  (b) In  the  event  an employee  is disciplined, suspended or

        discharged,  such  action  shall  be   subject  to  the  grievance   and

        arbitration  procedure as provided  in  Article  III  of the  MMPWA.  In exchange for the thirty  (30) calendar day period described  in 2.02 (a)

        above, it  is  agreed that  the  COMPANY shall  not  be liable  for  any retroactivity, should the employee be subsequently reinstated.



            2.03 Steward Protection No employee acting in the capacity of a
                 ------------------

        Shop Steward, Department Steward, or Shop Committee member shall  be disciplined for carrying out his/her duties in good faith provided those duties do not interfere with normal

        business  operations,   except  in   matters  which   require  immediate

        attention, under  the provisions  of this AGREEMENT  or as  permitted by applicable law.  The UNION agrees to notify  the COMPANY in writing when it designates Stewards and Shop Committee members.


                                       ARTICLE III
                                       -----------

                         WORKING HOURS, OVERTIME AND HOLIDAY PAY

           3.01 Working Hours. For the  purpose of computing overtime pay, eight
                -------------

        (8) hours shall  constitute a day's work; forty (40)  hours, from Monday to Friday inclusive, shall constitute a week's work.

           3.02 (a) Overtime.  All work performed in excess of forty (40) hours
                    --------
        in one (1) week or eight (8)  hours in one day, or before or after the regular  starting or  quitting time,  shall be considered  overtime, and shall be compensated at the rate of  time and one-half at average hourly earnings if on  piecework, or time and  one-half the hourly rate  if on day work, with  the provision, however, that this  paragraph shall not prevent payment  of double time wherever such payment is specified.  Any exception  to the above shall be  only upon mutual AGREEMENT between the

        COMPANY and the UNION.



           3.02 (b)  Employees  must be  available for  all work  as scheduled,

        regular  or  overtime. If  overtime  is  required  to meet  the shipment requirements and sufficient  volunteers will not  stay, the Company  can
                                                                    -------
        require overtime starting with the  least senior person who is qualified and  working up  in seniority  until the  required number  of  people is reached.  The maximum number of hours under this clause will be ten (10)

        hours per  day. If this  requirement for overtime continues, the Company
                                                                         -------
        will  hire new  employees to  reduce the  overtime. This  will apply  to

        Fridays  also. Overtime  preference is  determined  by seniority  within classification and department.  Employees who have a valid reason shall be excused by Management from working regular or overtime work at any particular time.

            3.02 (c) When employees are required for overtime work outside their

        regular   classification,  such  overtime  will  be  offered  to  senior

        qualified  employees   in  the  department  involved.  Should  qualified

        employees not be available in  the department, then insofar as possible,

        senior  qualified  employees  in  the  Plant will  be  utilized  in  the assignment of such overtime work.



            3.03 (a)  Shift Differential.  All work performed  on the  second or
                      ------------------

        third shift shall be paid a premium of twenty (20) cents per hour.



            3.03  (b) There shall  be no pyramiding  of any premium  or overtime pay under this  AGREEMENT for the same hours worked.  Where one or more premium  or overtime rate  is payable, the  single higher  rate shall be paid.



            3.04 Shift Change. Based upon seniority, an employee is allowed to
                 ------------

        change shifts four (4) times within the contract year on the following dates: January 1, April 1, July 1, and October 1.



            3.05 Temporary Employees. The  Company may utilize  up to  ten (10)
                 -------------------

        temporary employees (temps) for four (4) months.  Payment will be made at the base rate of the classification they are assigned.  No benefits,

        pension, holidays  or vacation will  be paid.   At the time  the Company

        determines that the position  is full-time or at the end  of four months

        (whichever comes first), the job will be filled in accordance  with the contract.



            3.06 Holidays. The COMPANY will pay eleven (11) paid holidays as
                 --------
                 follows:


                     New Year's Day            Labor Day

                     Washington's Birthday     Thanksgiving Day

                     Good Friday            Day After Thanksgiving Day

                     Memorial Day           Day Before Christmas

                     Independence Day       Christmas Day

                     Martin Luther King's

                      Birthday



             3.06 (b) All employees who have thirty (30) days or more of service on  the  day of  the  holiday  and  who worked  the  last

                      scheduled  work day before  and the first  scheduled work

                      day after the holiday, shall  be paid for such holiday. If the employee is excused from such work by the COMPANY, or

                      if  it is  proved that  his  absence was  due to  illness

                      he/she will be paid for such holiday.



             3.06 (c) Payment will be  made at  eight (8) times  the employee's average hourly  earnings rate  as per  Section 4.06, if a

                      pieceworker, and  the employee's  regular hourly rate  if

                      paid on an hourly basis, excluding overtime premiums.



             3.07 Birthday  Pay. Each otherwise eligible employee will receive
                  -------------

        at his option  either a day off with pay or eight hours pay at average rate on his  or her birthday, as set forth  in the Master Multi-Plant

        Working AGREEMENT.



             3.08 Holiday Pay on  Vacation. When one of the above holidays
                  ------------------------

        falls within an eligible employee's approved vacation period, and he is absent from  work during  his regularly  scheduled  work week because of  such vacation, he  shall be  paid for each  such holiday,

        in addition  to his vacation and shall have each such day off.


             3.09 Holiday Pay  on Sick  Leave. When an eligible employee goes on
                  ---------------------------

        sick leave  within thirty  (30) days  prior to  or the  day following  a holiday he shall receive pay for one such holiday.

             3.10  Saturday Holiday.  Whenever a holiday falls on a Saturday  it
                   ----------------

        shall, at the discretion of  the plant manager, be celebrated on either the preceding Friday or the following Monday.  Notice of the date selected will be posted one (1) week in advance.  In this situation, no work will be scheduled on such Saturday to avoid holiday premium pay.



            3.11 Pay for  Holiday Worked.  In the event work is performed on any
                 -----------------------
        of the AGREEMENT  holidays, double time the rate of pay shall be paid in addition to the holiday pay. This will not apply to 3.07.



                                    ARTICLE IV
                                    ----------

                                       WAGES


            4.01 Wage Agreement. The COMPANY and the UNION have agreed to Labor
                 --------------

        Grade rates and relative job values as described in this AGREEMENT.



            4.02 Incentive Compensation Plans. It  is agreed that the COMPANY at
                 ----------------------------

        any time  may install  an incentive compensation  plan in  any operation where  in  its  judgment  such  a plan  is  practicable. Such  incentive

        compensation   plans  when  established   may  be  made   applicable  to

        individuals or  groups of individuals  depending upon the nature  of the work and will  provide an  earnings opportunity  to experienced  average employees twenty-five percent (25%) higher than the labor grade rate.

        It is further agreed that the COMPANY may at any time revise all or part of any incentive compensation plan where in its judgment the incentives have  proven unsound.  The  current Los  Angeles  Standard Allowed  Hour

        System will be maintained.  There is nothing in the contract to prohibit the  COMPANY from  paying  incentives to  day  workers if  they find  it feasible.


            4.03 Work Wait.  If due to lack of  materials, components, supplies,
                 ---------
        or other  reasons controllable  by the COMPANY,  an incentive  worker is required to wait for any continuous period of more than ten (10) minutes after he has notified his Supervisor, he shall be compensated at  75% of his average hourly earnings rate from that point on.

            An incentive worker's work wait status shall commence only after he notified his own Supervisor who shall forthwith record the time. If the employee's own Supervisor is not available he shall notify any other

        Supervisor.



            The COMPANY shall have no  liability regarding this paragraph in the event of a breakdown of power outside  of the plant, act of public enemy or because of conditions beyond the control of the COMPANY.



            4.04  Reporting-in Pay.  When an employee reports for work at the
                  ----------------

        regular starting time of his shift without previous notice not to report and  his regular work is not available, he will receive a minimum of two

        (2)  hours work or  pay at  his average  hourly earnings  rate provided,

        however,  at  the  COMPANY'S  option,  he may  be  assigned  to  another classification for any portion of said  two (2) hours. The COMPANY shall have  no liability  regarding  the above  paragraph, in  the event  of a breakdown of power  outside of the plant, act of public enemy or because of conditions beyond the control of the COMPANY.



            4.05 Rate of Borrowed Man.  When an employee still has work on his
                 --------------------

        normal assignment and is borrowed for the  convenience of the COMPANY to another job and given a type of  work to perform other than the type  of work  at which  he is (normally)  employed, then  his rate shall  be his average hourly  earnings rate,  provided such  quarterly average  hourly rate is  greater than his earnings at incentive  or the labor grade rate for the work being performed. It is understood that in consideration for this premium  rate the borrowed  employee is to  apply himself  with the same  effort and skill  that he used  in order to  develop the quarterly average  hourly rate.  Borrowed  man would  carry  seniority to borrowed classification for overtime purposes



            4.06 Incentive Pay Computation. Individual average hourly earnings
                 -------------------------

        rate for employees working on incentive classifications will be computed quarterly  by dividing  the total  number  of hours  that the  incentive employee  has worked  into  the  total straight  time  earnings of  that individual. The
        hours shall include the total hours of any incentive worker except those hours when he is in a holiday or vacation status, or time working on any classification other than his own.



            When an  incentive employee is  used on a classification  other than the one  to which he  is normally  assigned, his incentive  earnings and hours  on such  classification  will be  marked "special"  so as  not to affect the computation of his individual average hourly rate.



             4.07 Hiring Rates.
                  ------------

                  a)  The hiring rate for new incentive employees will be

                      base rate of the job.

                  b)  The hiring rate for non-incentive classifications will be twenty cents (20 cents) per hour under the assigned

                      classification rate. If the employee is retained, he/she

                      will be paid the rate of the classification after sixty

                      (60) days of employment.



             4.08 Incentive Employee  Progression and Training. The  Company and
                  --------------------------------------------

        the  Union  agree  that  there shall  be  no  ceiling  on  production or incentive  earnings, and  that  the  highest  degree of  efficiency  and productivity will be encouraged at all times.



            It is understood that if an incentive employee acquires the skill needed to earn incentive pay while still in his sixty (60) day probationary period, he or she will receive such incentive pay.



            In the event a probationary  incentive employee has not acquired the necessary skills to  earn incentive pay, upon the  first sixty (60) days he or she  may be terminated from the Company; or the employee's rate of pay will remain at their hiring rate (base rate of their classification)

        for  a designated period  of time  not to  exceed forty-five  (45) days,

        until they are able to improve their productivity to earn incentive pay;

        or if  the employee  is still  unable to  earn incentive  pay after  his probationary period he may be place in a non-incentive  position if such a position is open in the Company.


            The UNION  and the COMPANY  are agreed that all  incentive employees will be  encouraged and expected to produce to  the full extent of their capabilities and that this productivity must exceed the Labor Grade Rate. Based on progressive disciplinary action, those employees  who  are  unable  to  exceed the  Labor  Grade  Rate  may  be terminated at any time. Notice of  such COMPANY action shall be given to the UNION with a copy to the Shop Steward five (5) working days prior to the employee's termination.


                                        ARTICLE V
                                        ---------

                                  SENIORITY AND LAYOFF


            5.01 Layoffs & Recalls. Seniority shall be applied in layoffs and
                 -----------------

        rehiring in the manner hereinafter set forth.



            5.02 Workshare hours  In the event of a 1 (one) day shortage of
                 ---------------

        work, the available hours of work will be shared between the first and second shifts. This can occur no more than 4 (four) times within the contract year. After four (4) workshares, a senior employee may change shifts but must remain  on that shift  until their quarterly shift change (article 3.04).



            5.03 Furlough  lf a shortage of work extends beyond one (1) day an
                 --------

        employee is furloughed by classification, department and shift for up to

        6 (six) weeks. Senior employees on each shift are given right of refusal for a  furlough, however if they change shifts  they must remain on that shift until their quarterly shift change (article 3.04).



            5.03 (b) Recall from furlough. If recalled from a voluntary furlough
                     --------------------

        an employee  has 5 (five)  days to return  to work. If recalled  from an involuntary  furlough an employee has 3 (three) days to return to work.



            5.04  (a)  Layoffs. When  decreases  in  the  working  force  become
                       -------

        necessary for a period of time longer than six (6) weeks, they should be made on the basis of seniority within non-interchangeable occupational groups applying the following factors:

              1.   Length of service

              2. Training, skill and physical fitness.


              Length of continuous service as pertaining to employees with more than six (6) months seniority shall govern where as between two (2)

        or more employees, the factors in item (2) are relatively equal.  Laid-

        off employees who have seniority rights will be recalled in accordance with their job experience and seniority before new employees are hired.

        Preference shall be given to employees who are laid off because of a lack of work before hiring new employees, provided such laid off employees are capable of performing the available work, except as provided in Section 5.10.



            5.04 (b) Before an  employee with more than six (6) months seniority is laid-off, the COMPANY will make every reasonable  effort to transfer him/her to another job if there is such a job open and available and the employee is qualified to do the work.



            5.05  Job bidding.  The COMPANY will provide an opportunity for
                  -----------

        qualified employees seeking promotion to higher rated classifications by posting open jobs  for bid for  a twenty-four (24)  hour period.  Posted jobs may  be bid  on only  within the  department in  which the  opening occurs. If there is no bid in the department, bidding will be open to qualified employees from any other departments of the plant.

                  The Job Bidding Procedure will be as follows:

                  1.   In order for an employee to be eligible to bid for a

                       posted opening the employee must:

                       (a)  Have been on the active payroll for a period of

                            nine (9) months preceding date of bid.

                       (b)  Have not been awarded a job by means of successful

                            bidding for a period of nine (9) months preceding

                            date of bid.

                  2.   Posted bid job will be awarded to the qualified eligible

                       bidder with the most seniority.

                  3.   (a) Any employee who is a successful bidder will be

                           reclassified in accordance with the job he/she bid

                           for and will be paid the Labor Grade Rate for such

                           classification.

                       (b) The successful bidder will be allowed the established

                           learner's time for that particular classification.

                           If, at the completion of the established learner's

                           time, the employee's earnings are not exceeding the

                           Labor Grade Rate, he/she will be returned to his

                           original job.

                       (c) When openings occur in the following classifications,

                           bidding will be open only to those employees of

                           proved mechanical aptitude and excellent attendance

                           records:

                           1.  Pocket Machine Operators

                           2.  Closers

                       (d) The COMPANY reserves the right to hire at any time

                           qualified candidates from outside sources for the

                           closing and pocket machine operations.



            5.06 Promotions Outside  Bargaining Unit. In the event  any employee
                 -----------------------------------

        covered  by this  AGREEMENT is  transferred  to a  position outside  the

        Bargaining Unit, and such an employee is subsequently transferred back into his/her classification within the  Bargaining Unit, he/she shall be credited with the  amount of seniority which he/she  had acquired before his/her transfer. He/she shall not  be eligible to replace  any employee other  than that  employee with  the least  amount  of seniority  in the department to which he is returned.



            After an employee has been transferred out of the Bargaining Unit for a period in excess of six (6) continuous months, he shall not have any  seniority rights under Article V, unless such is mutually agreed to by the COMPANY and the UNION in writing.



            5.07 Seniority Accumulation During Leave of Absence.  Leaves of
                 ----------------------------------------------

        absence granted in accordance with the terms of the AGREEMENT, unless herein otherwise specifically provided, shall be considered as service for seniority purposes.

            5.08 Probationary Period.  New  employees  shall  be   considered
                 -------------------
        probationary employees  during the  first  sixty (60)  calendar days  of service  with the COMPANY  and may be  discharged for  any reason during this  period. There  shall be  no accumulation  of seniority  during the sixty (60) days probationary period.


                 Upon satisfactory completion of the probationary period,

        seniority will be calculated from the first day of employment.


            5.09 Overtime preference  Senior employees shall be given preference
                 -------------------

        on available overtime in their particular job assignment.

            5.10 Steward seniority  The Chief Shop Steward shall have top
                 -----------------

        seniority during his term of office provided this employee has at least one (1) year of service with the Company.

            5.11 Loss of Seniority Rights. An employee's continuous service
                 ------------------------

        record shall be considered to be broken and he shall lose all his seniority rights for any of the following reasons:

                 a. When the employee resigns.

                 b. When the employee is discharged for just cause.

                 c. For absence from the EMPLOYER's payroll longer than

                    twelve (12) continuous months due to layoff or

                    non-industrial illness.

                 d. When an employee is recalled to work after a layoff and does not return to work, or does not notify the Company of his intent to return to work within three (3) working days.

                    It is the employee's responsibility to provide the Company with his most recent correct address and telephone number.

                    An incorrect address or telephone number held by the

                    Company will not excuse an employee.

                 e. When an employee falsities any information given in

                    connection with a leave of absence, or with his

                    application for employment.

                 f. For failure to progress in learning within reasonable time limits set by the COMPANY.

                 g. Employees shall not have their seniority breached if they are absent due to any injury on the job and shall upon

                    return be reinstated with full seniority rights,

                    provided they are physically capable of satisfactorily

                    performing the available work.



            5.12 Severance Notice. Employees who have been employed with the
                 ----------------

        COMPANY one (1) year or longer and who are dismissed from employment as a result of discontinuance of business or as a result of permanent reduction in production, shall be entitled to one (1) week notice of discontinuance of employment or one (1) week severance pay in lieu of notice, and prorated vacation pay. The foregoing  provisions shall not apply to normal layoffs resulting  from temporary or seasonal variations in production requirements.



            5.13 Inventory. Employees will be selected for inventory on the
                 ---------

        basis of qualifications with preference given to day workers over incentive workers. Day workers if selected will receive the rate of their classification. Incentive workers when selected will receive base rate of their classification.



                                       ARTICLE VI
                                       ----------

                                    LEAVE OF ABSENCE

            6.01 (a)  Purpose. The COMPANY may grant to any employee who has
                      -------

        been in continuous service with the COMPANY for one (1) year or more, a leave of absence not to exceed sixty (60) days. In the case of illness a leave of absence  shall be  granted extending through  a reasonable period of convalescence, but not  to exceed one (1) year. Proof of illness shall be submitted to the COMPANY upon request.


            6.01  (b) In order to determine whether an employee returning from a sick leave, job  connected or not, is physically  able to satisfactorily perform the  work without risking  further injury to himself  or others,

        the COMPANY may require such  returning employee to submit medical proof of his/her recovery, including a physical examination  and  drug  screen by a COMPANY doctor if desired by the EMPLOYER.

            6.02 Leave for Union Business  The job of no employee shall be
                 ------------------------

        jeopardized  should he/she  be  called  from  work on  authorized UNION business, providing  such absence does  not exceed thirty (30) days. In all cases, the  UNION shall  give the  COMPANY at least  one (1)  day notice of such authorized UNION business.


            6.03 Bereavement. Bereavement pay will be granted up to a maximum of
                 -----------

        three days for time lost due to death in the immediate family. Immediate family is defined as mother, mother-in-law, father, father-in-law,

        brother, half  brother, sister,  half  sister,  grandchildren,  spouse or  child.  Bereavement will apply to grandparents without pay.



            The pay  for such loss  of time from  work will be for  eight hours,

        straight time at the employee's  previous quarter average hourly rate if an incentive employee  and at the  classification rate of  pay if a  day worker.



                                       ARTICLE VII
                                       -----------

                                        VACATIONS

            7.01 Scheduling  Vacation time will be scheduled at the first of the
                 ----------

        year and  consideration will  be given to  allow employee  preference as often as possible.  In conflicts between  two employees  scheduling a vacation at the  same time, the employee with the most seniority will be given preference.



            7.02 Vacation pay  Pay for each week of vacation will be figured at
                 ------------

        forty  (40) times  an employee's  average  hourly earning  rate for  the previous  quarter, if  an incentive  worker and  the employee's  regular

        Labor  Grade   Rate  if  paid   on  an  hourly  rate,   including  shift

        differential, but not including overtime premiums.



            7.03 Eligibility  Full  vacation  benefits  will  be  paid  to  all
                 -----------

        employees  who work  at  sometime  during the  calendar  year, with  the exception  of  employees  who  are  on  a  layoff  status,  or  who  are discharged, or quit. Those employees  will be paid on  a pro-rata  basis of  1/12th  for  each  month  worked--five  (5)  working  days  will  be considered a month worked--(1/12th credit).

                                      ARTICLE VIII
                                      -------------

                                      REST PERIODS

            8.01 (a) Every employee  shall be allowed  two (2)  ten (10) minute rest periods each day worked without deduction in pay; one (1)  of said rest periods shall be in the morning and the other in mid-afternoon.



            8.01 (b) At least thirty (30) minutes (unpaid) shall be allowed for the lunch period.

                                        ARTICLE IX
                                        ----------

                          STEELWORKERS HEALTH AND WELFARE FUND

            9.01 Benefit Plan. The parties to this agreement desire that certain
                 ------------

        HMO Health,  Dental, Vision and  Prescription Benefits, as well  as life insurance  coverage  as  designated  by Maxicare,  be  provided  to  the

        employees  employed  in   the  Union's  Bargaining  Unit   through  the

        Steelworkers Health and WELFARE FUND.



            9.02 Contribution Rates. The month for which the contribution is due
                 ------------------

        is  referred  to  as  the  "benefit month"  and  the  month  immediately preceding the  benefit month  is referred  to as  the "wage month".  The

        EMPLOYER shall each  and every benefit month make  the following monthly contribution  to the Fund on each and every eligible employee who elects benefit coverage.




                            EFFECTIVE 11/01/94
                          ----------------------

                        Company         Union       Total

         Single         $140.00         $15.00     $155.00

         Single+1       $276.00         $25.00     $301.00

         Family Co.     $378.00         $40.00     $418.00

             The Employer and the Union agree that in the event of an increase in the above stated premiums 1995 and 1996, the company and the employee will share proportionately in the increase up to eight percent (8%) each year  at the same percentage of premiums. Should the plan premium increase exceed 8%, the Company and the Union reserve the right to review the plan and mutually determine continuation of the  plan  or replacement  of  the plan  with another  plan  offering comparable coverage.



            9.03  Eligibility.  Eligible   employees  are  full-time   employees
                  -----------

        employed within  the Union's Bargaining  Unit who have  completed thirty

        (30) days  employment prior  to the  first calendar  day of  the Benefit

        Month. The term also includes eligible employees who did not work at all during the wage month for any of the following reasons:

                 a. Disability due to sickness or accident, up to a maximum of six (6) months per disability.

                 b  Vacation

                 c. Attendance at Union or Fund Convention, seminar or

                    grievance hearing.

        The employer is not required to make a contribution on an employee whose employment is terminated during the wage month.


            9.04  Employee Contributions.  Each such employee must in writing
                  ----------------------

        authorize the Employer  to deduct the employee's  contributions from the employee's wages and to transmit same to the Fund. When supplied with such a  written authorization the  Employer agrees to make  the required

        deductions  and  to  promptly  transmit  same  to  the   Fund.  Employee

        contributions are due at the same time as the Employer contributions.

            Employees who  refuse or  neglect to provide  the Employer  with the

        necessary  written  authorization   to  deduct  the   required  employee

        contributions will receive no  fund coverage. In those cases in which

        an employee  has   supplied  the  Employer with the required  written

        authorization but  because of lack  of wages the  Employer is  unable to deduct the employee contribution due  for a particular benefit month, it is the obligation  of the employee to  pay, in a timely  fashion, to the

        Employer   for  transmittal   to  the   Fund,   the  required   employee

        contribution.  The coverage  of such  an  employee failing  to make  the required payment on time is automatically terminated.  Employee pre-tax co-pay will be deducted on a weekly basis.



            9.05 Life Insurance   For those eligible employees who do not elect
                 --------------

        medical and dental coverage during  the defined time period, the Company will make a monthly contribution to the Fund of $7.00 for Life Insurance

        Coverage as provided by the Steelworkers Health and Welfare Fund Trust.



            9.06 Payment of Contributions   Contributions will be sent by the
                 ------------------------

        Employer on the first (1st) Thursday of each benefit month, commencing with the month of November 1994, and each and every month thereafter so long as this agreement is in force.



            9.07(a) Coverage   Coverage for newly hired employees and any named
                    --------

        dependents will begin on the first day of the month following completion of thirty (30) days of employment. Previously covered employees shall be covered the  first day of the  calendar month following their  return to work.

             9.07(b) These provisions for newly hired employees shall not apply in the case of those employees who have been "Previously Covered" under the Fund. Such employees and their dependents shall be eligible for all benefits from the date of hire.



             9.08 Election of category of coverage and right to change.
                  -----------------------------------------------------

            Employees  shall elect  a category  of coverage  no later  than the first  day of the calendar month following the completion of thirty (30)

        days employment.  This election may be  changed only as provided  for in the Plan. Newly born children must be enrolled within 31 days of birth.



             9.09 Requirements   The  employer shall transmit to the  Fund with
                  ------------

        each contribution a contribution report on the form furnished by the

        Fund on which the employer shall report  the names, status, hire and termination dates  as  applicable, as  well  as  the total  gross earnings of each eligible employee during the wage month.

            The  employer  further  agrees  to  supply  the  Fund  such  further information as may  from time to time  be requested by it  in connection with the benefits provided by said Fund to said employees, and to permit audits  of its  books and records  by the  Fund for the  sole purpose of determining compliance with terms and conditions of this agreement.



            9.10 Exempt from grievances, etc.  The Company agrees solely to make
                 ----------------------------

        the contributions required by the terms of this agreement. The Union and the  Steelworkers Health  and Welfare  Fund agree  to hold  harmless and indemnify the Company from any and all claims, grievances, lawsuits, actions at law or inequity relating to the Plan, except a claim that the

        Company has not paid the contribution required by this agreement.

            The  Company does not agree  to be bound  by, and expressly disavows any obligations imposed upon the Company by, the provisions of any Trust

        Agreement or  other document pertaining  to the Steelworkers  Health and

        Welfare Fund to which the Company is not a signatory party.



            9.11 Reinstatement of Coverage  The Fund may, in its sole
                 -------------------------
        discretion, elect to reinstate coverage  either retroactively  or prospectively or both once the amounts owed to the Fund by the Employer are paid in full. If coverage is  reinstated prospectively, there shall,

        nevertheless, be no coverage for  illnesses first  manifested during the

        10 day period following the date of reinstatement.



            9.12 Part-time Employees  For the purpose of Fund coverage, a  part-
                 -------------------
        time employee is one who is hired to regularly work less than the number of hours established as the  regular work week in this  Agreement, which definition does not include regular full-time employees who are hired to work a full work week  but who might be  working short hours because  of lack of work, sickness, etc. Part-time employees shall not  receive Fund coverage nor shall  the Employer pay a contribution  for such employees.

        Nothing in this clause shall be construed as an affirmation or  negation of the Employer's right to hire part-time employees.



            9.13  Audit privileges  The Company shall have the right to audit
                  ----------------
        the Steelworkers Health and Welfare Fund periodically.

            9.14 Summary  In  consideration of the Employer's aforesaid payment
                 -------

        to said Fund as hereinabove provided, the Union  warrants that the Board of Trustees  of the  United Steelworkers Health  and Welfare  Fund will,

        beginning  on the date  of receipt by  the Fund of  the Employer's first said payment, and during such part of the life of this Agreement  as the

        Employer  fully  complies  with  the  terms of  such  Agreement  in  all respects,  extend and  made available  to Employer's  said employee  the benefits for  which employees are  eligible under  the above  designated

        benefit  plan. No  benefits will  be  paid  or  services   furnished  to

        any employee or employees   for  whom  the  Employer  has  not  paid the

        required contribution to the Fund  except as, and  only to  the  extent,

        otherwise required by any applicable State Disability Benefit

        Insurance Law.



                                    ARTICLE X
                                    ---------

                        DISCIPLINE AND DISCHARGE CLAUSE

            As indicated in Article II above, the COMPANY retains the right to discipline and discharge employees for just cause.



            If the parties are unable to  settle said grievance, as provided for in said Article II, then, upon written demand to the COMPANY,  the UNION may submit said  grievance to arbitration as provided for in Article III of the MMPWA.



            If the UNION fails to protest the COMPANY'S action in writing and within the time limits set forth above, the COMPANY'S action shall be deemed final and binding and shall not be subject to said grievance and arbitration provisions.

                                       ARTICLE XI
                                       ----------

                                    MANAGEMENT RIGHTS

            The  UNION recognizes  the  rights  and  responsibilities  belonging solely to  the COMPANY  prominent among  which, but  by no  means wholly inclusive,  are  the rights  to  hire, direct, promote,  discharge,  or discipline  for cause  and  to  maintain  discipline and  efficiency  of employees, to  decide the products  to be manufactured, the  location of plants, the schedule of production, the methods, processes, and means of manufacturing  and the  control and  selection of  raw  materials, semi-

        manufactured, and  finished  parts which  may be  incorporated into  the products manufactured. Such  authority shall not be used  for the purpose of discriminating  against any  employee nor  shall it be applied in a manner inconsistent with any of the other provisions of this contract.



                                       ARTICLE XII
                                       -----------

                                  GRIEVANCE PROCEDURES


            12.01 Purpose. In the event  of any complaint or  grievance arising
                  -------

        under the terms and provisions  of this AGREEMENT or of  any differences between the  parties as  to the interpretation  and application  of this

        AGREEMENT,  they  shall  be  settled  and  determined   by  the  parties

        exclusively by the grievance and arbitration procedure in Article III of the MMPWA.



            12.02 Payment of Steward. The COMPANY will only pay for lost time of
                  ------------------
        any Shop Steward  or Shop Committee  when such persons  are called to  a conference by the COMPANY during working hours.

                                      ARTICLE XIII
                                      ------------

                                   GENERAL CONDITIONS

            13.01  Business Representative.  It  is  agreed  that  the  Business
                   -----------------------

        Representative of the UNION is permitted on the premises for the purpose of discussing with the employees at any time any  business pertaining to

        the  functions  of  the  UNION   after  making  his  presence  known  to

        MANAGEMENT.



            13.O2 (a) Stewards.  A Shop Steward,  Shop Committee, or  Department
                      --------

        Steward may  be established in  the plant. The Shop  Steward, Department

        Steward, and Shop Committee  shall be selected  by the UNION  members in said plant in accordance with the rules of the UNION.



            13.02 (b)  It shall be  the duty and  function of the  Shop Steward,

        Department  Steward, and  Shop Committee  to assist  in carrying out the terms and  provisions of  the AGREEMENT, including  the right  to adjust grievances and complaints as herein designated by it for that purpose.



             13.02 (c) When a new employee is hired, he/she shall be introduced by his/her supervisor to the Department Steward.



             13.03 Picket Line. It  shall not be considered a violation of this
                   -----------

        AGREEMENT if USWA-UD employee  members fail to report to work because of refusal to cross a legitimate  authorized picket line established by the

        TEAMSTERS UNION representing the truck drivers or warehouse employees of the Los Angeles  Plant provided such UNION is  the recognized bargaining agent for said
        employees  and provided  such authorized  picket  line is  at the  plant location where the  USWA employees work only when such picket line is in connection with a  strike over contract  negotiations and provided  said picket  line has been  recognized by the  USWA and such  picket line has been sanctioned by the Joint Council of Teamsters Local #42.



                                       ARTICLE XIV
                                       -----------

                              EQUAL EMPLOYMENT OPPORTUNITY

                     SIMMONS COMPANY provides equal employment opportunity to

        qualified persons without regard to race, color, religion, creed,

        national origin, age, gender, ancestry, marital status, medical condition, disability, pregnancy, childbirth or related medical condition, or veteran status except where religion, gender, national origin or age is a bona fide occupational qualification. Our policy relates to all phases of employment, including recruitment, placement,

        promotion, training, demotion, transfer, layoff, recall and termination,

        rates of pay, employee benefits and participation in all SIMMONS sponsored employee activities.



            We are opposed to all  forms of harassment including sexual, racial,

        ethnic  or religious harassment. Unwelcome sexual advances, requests for sexual favors, and other  verbal or physical conduct of a  sexual nature or  verbal or  physical  conduct  directed at  a  person's race,  color,

        religion, gender, national origin,  age, disability or  veterans status may  constitute harassment. Claims  of  harassment  which come  to  our attention may result in discipline up to and including discharge. At any time, if you believe that you have been harassed, you must report the harassment to your immediate Supervisor or your Human Resources

        Manager. A confidential investigation will be conducted.


                                     ARTICLE XV
                                     ----------

                        DURATION AND TERMINATION OF CONTRACT

            This AGREEMENT shall be in full force and effect from October 16,

        1994, running through October 15, 1997.



            The parties agree that there shall be no reopening of this AGREEMENT and  that this  AGREEMENT constitutes  the entire AGREEMENT  between the parties and at  no time during the  life of this AGREEMENT  shall either party have any obligation to  negotiate or bargain with the other  party with respect  to any  points not  covered by  this AGREEMENT  and as  to matters covered by this  AGREEMENT only in the manner and  to the extent herein provided.



            This  AGREEMENT shall become effective  when countersigned by a duly authorized officer of the International  UNION as hereinafter set forth.

        When  so countersigned,  the within  AGREEMENT shall  be deemed  to have become effective as of the date set forth in the first paragraph of this

        Article.



            This AGREEMENT, when signed by  the officers of the COMPANY and  the

        UNION, shall become effective as  described above for a period beginning

        October 16, 1994,  and shall continue to remain in full force and effect from year to year thereafter, unless written notice is given by either party hereto to the other on or before sixty (60) days prior to the annual  expiration date,  requesting that  the AGREEMENT be  modified or terminated. In the  event of such notification, the  parties hereto shall immediately confer  and negotiate  with reference to  a new  or modified AGREEMENT. Negotiations for a new  contract shall commence not later than thirty (30) days from the  date of the written notice herein mentioned. In the  event that  either party  notifies the other of  its desire  to modify  this AGREEMENT, subject to such notification, shall continue to remain in effect during the period of negotiations until a new AGREEMENT has been reached  or until either party shall give the other party ten (10) days notice of cancellation.

        No other notice of modification or of termination of contract shall be required by either party other than the notice  herein specified. In any event, nothing  herein contained shall preclude  either  party from modifying or changing or amending its proposals for a new

        AGREEMENT.

               MEMORANDUM ON APPRENTICESHIP SCHEDULE, QUALIFICATIONS OF

                           APPRENTICE AND JOB DESCRIPTION OF

                           SPECIALIZED MAINTENANCE MECHANIC
                           --------------------------------

          SPECIALIZED MAINTENANCE MECHANIC
          --------------------------------

             1.   Plan and maintain in a state of good repair and efficient

                  running order of complicated and expensive plant

                  machinery (machines valued up to $50,000).

             2.   Make parts involving intricate setups and rigid tolerances and finish requirements extremely difficult to meet.

             3.   Diagnose  and   correct  complex  machine   trouble  involving

                  dismantling and reassembly operations  requiring a high degree of mechanical skill, fitting and aligning.

             4.   Also affixes special attachments, sets dies, oils and greases machinery, repairs belts, and performs other similar duties as necessary.

             5.   Is required to have a knowledge of the operation of the

                  machines he/she repairs.

             6.   Must be able, when required, to train machine operators.

             7.   Work from machine drawings, sketches, and samples.

             The above job outline includes only the main functions of the job and  shall  not  be  considered  a  detailed  description  of  all  work requirements of the job pertaining to specialized maintenance mechanics.

        QUALIFICATIONS FOR MAINTENANCE APPRENTICE:
        -----------------------------------------

             I  Must have good mechanical aptitude.

             II  Must be good in mathematics (especially decimals and

                 fractions).

             III Must be able to read operating and/or maintenance manuals.

             IV  Apprenticeship: thirty (30) months minimum duration.

                MEMORANDUM ON APPRENTICESHIP SCHEDULE, QUALIFICATIONS OF

                            APPRENTICE AND JOB DESCRIPTION OF

                    SPECIALIZED MAINTENANCE MECHANIC (continued)

              APPRENTICESHIP TRAINING SCHEDULE AND PAY PROGRESSION SCALE
              ----------------------------------------------------------

                  EFFECTIVE                       RATE
                  ---------                       ----

                  Hiring Rate                    $10.05

                  After 30 days                   10.30

                  After 90 days                   10.45

                  After 6 months                  10.60

                  After 9 months                  10.75

                  After 12 months                 10.90

                  After 24 months                 11.15

                  After 30 months                 Base rate of job


            The COMPANY  reserves the right  to terminate any apprentice  at any

        point  in  the  training  schedule,  should  that  apprentice  fail   to

        satisfactorily  progress in  learning  the  skills  of  the  Specialized

        Maintenance Mechanic.











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





                     MEMORANDUM IMPLEMENTING UTILITY CLASSIFICATION

                                FLEXIBILITY IN OPERATIONS
                                -------------------------

        (A)  In order to ensure flexibility in operations including balancing of work flow, the COMPANY has the right to install utility classifications which are designed to blend a variety of jobs into a single grouping so that specific individuals will be required to perform a multiplicity of job functions as described in the attached appendix on a piecework basis.



        (B)  The utility classification will be  exempt from any and all bumping

             with   the  exception  of  senior  employees  who  have  previously successfully  performed on  one or  more of  the job  functions now embraced  by the  utility designation  and  who can  satisfactorily perform  the range  of  work contained  in  any particular  utility grouping. Such senior employees will be  granted an opportunity  to perform in the utility classification,  and should they prove to be

             unsuccessful, will be  given the opportunity of   bumping the least

             senior employee in the plant.



        (C)  The COMPANY will determine the number of employees required in any particular utility grouping. Once such determination is made, the job or jobs will be posted for bid. In the event no eligible bids are received within twenty four (24) hours of posting, MANAGEMENT is free to hire appropriate candidates from whatever source it chooses.

        (D)  The COMPANY will  train the utility employees on  all jobs assigned to them  and will ensure  maintenance of skills by  utilizing such.

             The COMPANY will review  the assignment of utility  personnel each

             quarter  to  make   certain  that  these  employees  have   had  an

             opportunity  to exercise  the utility  skills for  which they  were trained.



        (E)  MANAGEMENT will make every effort to assign a minimum of four (4)

             hours work each time a utility employee is assigned to a different operation. Normally a utility person will work a maximum of five

             (5) continuous days on a particular assignment, unless operational problems such as prolonged absence, product  mix, or similar reason require continuance of assignment.



       (F)   Each utility base rate will be equal to the highest base rate of its particular classification grouping in each local plant supplement.  Utility workers must first succeed on the job paying the highest base rate before they will be given an opportunity to learn other jobs.



             During the  training period the  utility employees will be  paid at the agreed  upon base  rate. On those  rare occasions  when utility personnel  are assigned  hourly work, they will  be paid  at their average hourly earnings rate.


       (G)   The COMPANY will not abuse the use of such classifications, but rather will determine the number of utility workers by its operational and marketing needs.

                 It is  the desire  of the parties  that the  foregoing language will  have a  positive effect  upon  the regular  employees in  the regular  classifications in the  utility groupings as  contained in the local plant supplement AGREEMENTS.



                                 SUPPLEMENTAL AGREEMENT

        Supplement to  the Principal  AGREEMENT dated  October 16,  1994 between

        SIMMONS COMPANY, 20100 South Alameda, Compton, California 90220, and THE

        UNITED  STEEL WORKERS  OF  AMERICA,  A.F.L.,  C.I.O,  C.L.C. (Upholstery

        Industries  Division), acting through  its Agent, FURNITURE  UNION LOCAL

        515, hereinafter referred to as the UNION.



        A. U.I.U PENSION TRUST
           --------------------

        The COMPANY shall make contributions to the U.I.U. Pension Trust for all of  the employees  at the  Los Angeles  Plant. Such  employees shall  be eligible for benefits as set forth in the U.I.U. Pension Trust described in Article XII of the Master Multi-Plant Working AGREEMENT.

        B. WAGES
           -----

        Listed below are the Job Titles and Labor Grade Rates for the various classifications of work at the Los Angeles Plant:


                                     INCENTIVE JOBS
                                     --------------

                                                  Labor Grade
                                                Rates Effective
                                                ---------------

        Job Title                         10/16/94  10/16/95 10/16/96
        ---------                         --------  -------- --------

        Closer                             10.36     10.61     10.86
        Upholster Box Spring Units          9.33      9.58      9.83
        Nailing Machine Operator            9.00      9.25      9.50
        Box Spring Frame Assembler          9.00      9.25      9.50
        Assemble Box Spring Units           9.00      9.25      9.50
        Misc. Borders                       8.90      9.15      9.40
        Mattress and Box Spring Sewer       8.90      9.15      9.40
        Quilting Machine Operator           9.00      9.25      9.50
        R Coiler (Uitrasonic) Operator      9.00      9.25      9.50
        HMB Operator                        9.00      9.25      9.50
        Hog-Ring Operator                   8.73      8.98      9.23
        Border Machine Operator             8.68      8.93      9.18
        Miscellaneous Sewers Quilt          8.68      8.93      9.18

                                HOURLY RATED JOBS
                                -----------------

        Cutting                             9.38      9.68      9.98
        Material Handler                    9.05      9.35      9.65
        Material Coordinator                9.25      9.55      9.85
        Janitor                             9.05      9.35      9.65
        Inspector                           9.05      9.35      9.65
        Quilt Repair Operator               9.20      9.50      9.80
        Wrapper & Bagger,
         Packer, Inspector                  9.05      9.35      9.65
        Stock Clerk                         9.25      9.55      9.85
        Specialized Maintenance
         Mechanic                          12.95     13.25     13.55
        Repairman                          10.13     10.43     10.73
        Flotation Assembler                 9.35      9.65      9.95
        Lineman                             9.05      9.35      9.65

        Lead Person                         $.50 per hour above labor grade
                                            rate

        IN WITNESS WHEREOF the parties hereunto set their hands and seals this
                       day of     , 1992.


        The United Steel Workers of America,             SIMMONS COMPANY
                                                         ---------------
        A.F.L., C.I.O., C.L.C.                        LOS ANGELES, CALIFORNIA
        (Upholstery Industries Division)

        Through its Agent,
        UNITED STEELWORKERS
             ASSOCIATION, Local #515

        For the UNION                                    For the COMPANY



        By  /s/ Raymond E. Valdez                        /s/
           -------------------------                    ------------------------
                                                         /s/
           -------------------------                    ------------------------
                                                         /s/ Robert K. Barton
           -------------------------                    ------------------------

        This 8th Day of December, 1994
             ---        --------
        The United Steel Workers of America, A.F.L., C.I.O., C.L.C. (Upholstery Industries Division)


        By  /s/ Ernest F. Shorn
           ---------------------------------------------
            Director of Upholstery Industries Division











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